UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds
(Exact name of registrant as specified in charter)

25 East Erie Street
Chicago, IL 60611
(Address of principal executive offices) (Zip code)

Janet L. McWilliams
Driehaus Capital Management LLC
25 East Erie Street

Chicago, IL 60611
(Name and address of agent for service)

Registrant's telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds
Trustees & Officers

Theodore J. Beck
Chairman of the Board

Christopher J. Towle
Trustee

Dawn M. Vroegop
Trustee

Stephen T. Weber
President & Trustee

Robert M. Kurinsky
Vice President & Treasurer

Janet L. McWilliams
Chief Legal Officer &
Assistant Vice President

Anne Kochevar
Chief Compliance Officer &
Anti-Money Laundering
Compliance Officer

Tanya S. Tancheff
Secretary

Christina E. Algozine
Assistant Secretary

Malinda M. Sanborn
Assistant Treasurer

Distributor
Foreside Financial Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Custodian & Transfer Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

Annual Report to Shareholders
December 31, 2023

EST. 1982

DRIEHAUS
MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Global Fund (formerly, Driehaus Emerging Markets Opportunities Fund)

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Driehaus Small/Mid Cap Growth Fund

Driehaus Event Driven Fund

Distributed by:
Foreside Financial Services, LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

Table of Contents

Portfolio Managers’ Letter, Performance Overview and Schedule of Investments:
Driehaus Emerging Markets Growth Fund	1
Driehaus Emerging Markets Small Cap Growth Fund	8
Driehaus Global Fund	15
Driehaus International Small Cap Growth Fund	21
Driehaus Micro Cap Growth Fund	28
Driehaus Small Cap Growth Fund	35
Driehaus Small/Mid Cap Growth Fund	42
Driehaus Event Driven Fund	49
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	64
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	97
Interested and Independent Trustees of the Trust	99
Officers of the Trust	100
Fund Expense Examples	101
Shareholder Information	104
Board Considerations in Connection with the Approval of the Investment Advisory Agreement for Driehaus Mutual Funds	106

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) Investor class (DREGX) returned 11.24% and the Institutional class (DIEMX) returned 11.45% for the year ended December 31, 2023. The Fund outperformed its primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), which returned 9.83% for the year, and it also outperformed the MSCI Emerging Markets Growth Index which returned 5.83%.

Emerging markets seemed to benefit from the easing in financial conditions which was ignited by the decline in U.S. bond yields. The one conspicuous part of the market that did not see that benefit was again China, whose equity market languished under the continued absence of confidence in economic and political conditions in the country. For emerging markets, the elephant in the room remains the situation in China, which unfortunately has changed very little in recent months aside from one policy measure. At a high-level, policy efforts have not been working well as confidence remains absent. Surveys, data from consumer companies, property sales, all say the same thing which is that Chinese consumers and businesses remain extremely risk-averse. Whether that is a result of weak economic activity over the past few years or from lack of confidence in government and policy direction in the future, we cannot definitively say, though we suspect it’s a combination of those factors. The past 15 years or so, the primary thing we’ve followed is monetary policy and liquidity metrics, because when the economic model was working, it was clear that looser liquidity would result in better activity and higher asset prices - that appears to no longer be the case. For us, data related to sentiment is now primary.

Over the course of 2023, security selection within the information technology and utilities sectors contributed to the Fund’s returns versus the Benchmark. From a geographic perspective, security selection in India and Mexico made contributions to performance versus the Benchmark in the past year.

Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Ticker: TSM-US) was a notable contributor to the Fund’s returns for the year. The company is the world’s leading advanced semiconductor foundry. The company continues to see strong growth in design activity for its future process nodes, which we see as a positive long-term indicator that the company will continue to generate attractive growth while retaining its competitive position.

Samsung Electronics Co. Ltd. (Ticker: 005930-KR) was also a significant contributor to the Fund. Samsung is a global leader in memory chips, other types of semiconductors, electronic components, and consumer products. After a steep downcycle, the memory market is starting to improve as inventory normalizes, helped by the industry’s aggressive response to curtail production, and cut capacity expansion. Additionally, HBM, a new DRAM form factor designed to speed up the transfer of data into and out of processors, has emerged as a critical enabler of AI training and inference. The demand for HBM is very strong and the industry is allocating more production to HBM, which in turn is helping to tighten the market for other memory products.

During 2023, security selection within the communication services and financials sectors detracted from the Fund’s returns versus the Benchmark. At the country level, security selection in China and Hong Kong detracted from the Fund’s performance relative to the Benchmark.

Tencent Holdings Ltd. (Ticker: 700-TK) was the most significant detractor from the Fund’s return in 2023. Tencent is an internet and social service platform that offers social networking, music, gaming and e-commerce related services. The stock underperformed due to efforts by U.S. regulators to ban TikTok, which has posed a negative sentiment to the overall China internet sector. Additionally, one of the company’s largest shareholders, Prosus, has been selling their equity stakes, which caused a further negative impact on the share price.

Another significant detractor from the Fund’s return for the year was Meituan Class B (Ticker: 3690-HK). The company is a food delivery and local services platform in China. The company’s food delivery business was negatively affected by the resurgence of COVID cases in China during the fourth quarter of 2022 and the first quarter of 2023. Additionally, the market became increasingly concerned about competition from both livestream and other local services players. There was also a sentiment overhang on Meituan as Tencent Holding Ltd completed a distribution of most of its stake in Meituan to its own shareholders in March of 2023.

1

As we look to 2024, we see interest rates broadly remaining supportive for emerging markets as a whole. The reason is simply that we believe U.S. interest rates will soon be in the early stages of easing and an easing in financial conditions typically benefits investments perceived as higher-risk, especially those denominated in non-USD terms. We do have a few caveats to this view, however. The first is that there is a wide variance of expectations any time the Fed commences easing in terms of what is priced in and that typically increases rate volatility and can be bad for risk. We think, ultimately, the most important point is that rates have likely peaked, and policy rates will be substantially lower a year from now than they are today. But, much of that initial easing may already be priced in, and there’s no guarantee exactly when cuts will begin. Second, one of the main channels that boosts emerging markets in cutting cycles is a weaker dollar. We are moderately dollar bearish but would highlight that a large depreciation has already happened. Moreover, many emerging market currencies have been quite strong for a while already.

Another major consideration as we look to the year ahead is the significant election calendar. There is an unusually heavy dose of major political contests this year. From an emerging markets perspective, the contests in India, Taiwan, Indonesia, Mexico and South Africa likely loom the largest for equities, with India the most important. We are relatively sanguine on the outcomes of all of those for our current positioning and anticipate the election in India to continue the positive momentum we have seen in many areas driven by public sector capital expenditures. While there is scope for some volatility in Indonesia, we anticipate continuation of the status quo there with a likely Prabowo victory. Ultimately, the most impactful election for the asset class will more than likely come in the U.S., which will impact global policy and possibly the currency and rates. The simple shorthand conclusion is that more elections create more uncertainty, and more uncertainty generally benefits the U.S. dollar. For now, other factors are more important for foreign currency markets, but we suspect that could change into the second half of 2024.

Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver	Rich Thies
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

2

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratios for the Investor Class and Institutional Class are 1.36% and 1.13%, respectively, as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund Investor Class (DREGX)	11.24%	-5.46%	6.17%	3.68%
Driehaus Emerging Markets Growth Fund Institutional Class (DIEMX)[1]	11.45%	-5.25%	6.40%	3.82%
MSCI Emerging Markets Index-N2	9.83%	-5.08%	3.68%	2.66%
MSCI Emerging Markets Growth Index-N3	5.83%	-9.67%	3.90%	3.28%

[1]	The returns for the periods prior to July 17, 2017 (institutional share class inception date) include the performance of the investor share class.

[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

3

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 96.49%
FAR EAST — 61.69%
India — 17.61%
Adani Ports & Special Economic Zone Ltd.	1,252,366	$15,396,006
Ambuja Cements Ltd.	1,642,258	10,270,230
Axis Bank Ltd.	1,169,881	15,482,643
Bharti Airtel Ltd.	958,080	11,877,384
Cipla Ltd.	701,774	10,506,233
Colgate-Palmolive India Ltd.	488,625	14,847,856
DLF Ltd.	1,975,266	17,225,941
GMR Airports Infrastructure Ltd. *	23,764,011	22,984,652
HCL Technologies Ltd.	1,082,564	19,051,784
HDFC Bank Ltd.	1,507,890	30,875,588
Hindustan Aeronautics Ltd.	616,147	20,754,836
ICICI Bank Ltd. - SP ADR [1]	2,241,750	53,443,320
Indian Hotels Co. Ltd.	1,023,117	5,386,739
ITC Ltd.	3,220,772	17,877,709
KPIT Technologies Ltd.	555,964	10,103,009
Larsen & Toubro Ltd.	659,797	27,941,002
Max Healthcare Institute Ltd.	2,515,763	20,739,371
NTPC Ltd.	6,647,707	24,836,103
One 97 Communications Ltd. *	953,841	7,275,265
Persistent Systems Ltd.	103,178	9,151,896
Power Grid Corp. of India Ltd.	4,513,264	12,855,339
Reliance Industries Ltd.	1,251,480	38,843,375
Sun Pharmaceutical Industries Ltd.	1,029,807	15,578,779
Tata Motors Ltd.	1,546,993	14,493,178
Zomato Ltd. *	4,313,469	6,402,391
		454,200,629
China — 14.70%
Alibaba Group Holding Ltd. [2]	1,036,400	9,983,167
China Resources Beer Holdings Co. Ltd.	2,802,000	12,295,024
Industrial & Commercial Bank of China Ltd. - H	60,802,000	29,631,451
Kuaishou Technology - W 2,*	1,115,600	7,590,793
Kweichow Moutai Co. Ltd. - A	98,300	23,928,397
Lenovo Group Ltd.	11,862,000	16,600,162
NetEase, Inc.	1,392,800	25,128,332
New Oriental Education &
Technology Group, Inc. - SP ADR 1,*	326,442	23,921,670
PDD Holdings, Inc. 1,*	209,463	30,646,532
Shenzhou International Group Holdings Ltd.	2,130,600	21,857,524
Tencent Holdings Ltd.	3,762,545	142,054,409
Tencent Music Entertainment Group - ADR 1,*	1,792,493	16,150,362
Trip.com Group Ltd. - ADR 1,*	359,952	12,961,871
Vipshop Holdings Ltd. - ADR 1,*	366,515	6,509,306
		379,259,000

	Shares, Principal Amount, or Number of Contracts	Value
Taiwan — 14.34%
Accton Technology Corp.	312,000	$5,303,000
ASMedia Technology, Inc.	235,000	13,853,447
Chunghwa Telecom Co. Ltd.	3,152,000	12,332,089
Delta Electronics, Inc.	2,846,000	29,024,735
eMemory Technology, Inc.	260,000	20,673,736
Faraday Technology Corp.	1,604,000	18,586,603
King Slide Works Co. Ltd.	317,000	9,413,344
King Yuan Electronics Co. Ltd.	4,489,000	12,390,337
Lotes Co. Ltd.	424,000	14,743,943
MediaTek, Inc.	828,000	27,340,479
Sinbon Electronics Co. Ltd.	447,000	4,350,669
Taiwan Semiconductor
Manufacturing Co. Ltd.	669,000	12,825,768
Taiwan Semiconductor
Manufacturing Co. Ltd. - SP ADR [1]	1,516,685	157,735,240
Wistron Corp.	4,564,000	14,600,685
Wiwynn Corp.	284,000	16,815,788
		369,989,863
South Korea — 10.53%
Hanwha Aerospace Co. Ltd.	25,624	2,471,960
HPSP Co. Ltd.	401,418	13,555,996
Kia Corp.	335,458	25,942,078
Macquarie Korea Infrastructure Fund	1,557,125	15,038,110
Samsung Electronics Co. Ltd.	2,709,107	164,434,237
SK Hynix, Inc.	461,112	50,324,825
		271,767,206
Indonesia — 2.08%
Bank Central Asia Tbk PT	22,314,875	13,627,686
Bank Mandiri Persero Tbk PT	101,604,000	39,913,869
		53,541,555
Philippines — 0.86%
BDO Unibank, Inc.	5,693,610	13,413,680
International Container
Terminal Services, Inc.	1,974,377	8,800,393
		22,214,073
Macau — 0.61%
Sands China Ltd. *	5,377,200	15,738,879
Japan — 0.52%
Nintendo Co. Ltd.	256,800	13,362,303
Thailand — 0.44%
Bangkok Dusit Medical
Services PCL - NVDR	13,995,600	11,365,926
Total FAR EAST
(Cost $1,235,038,025)		1,591,439,434

NORTH AMERICA — 12.93%
Mexico — 7.10%
Arca Continental SAB de CV	1,947,509	21,295,181
Cemex SAB de CV - SP ADR 1,*	1,154,237	8,945,337
Corp. Inmobiliaria Vesta SAB de CV	5,724,600	22,701,523

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Fibra Uno Administracion SA de CV	17,455,957	$31,353,082
Fomento Economico Mexicano SAB de CV - SP ADR [1]	268,810	35,039,384
Gruma SAB de CV - B	395,250	7,233,021
Grupo Financiero Banorte SAB de CV - O	4,752,892	47,889,984
Vista Energy SAB de CV 1,*	293,901	8,673,019
		183,130,531
United States — 4.78%
Copa Holdings SA - A	122,487	13,021,593
Globant SA *	75,337	17,928,699
Laureate Education, Inc.	78,881	1,081,458
Legend Biotech Corp. - ADR 1,*	105,093	6,323,446
MercadoLibre, Inc. *	13,718	21,558,386
Samsonite International SA 2,*	3,490,600	11,516,266
Southern Copper Corp.	253,497	21,818,487
Synopsys, Inc. *	33,355	17,174,823
Tenaris SA - ADR [1]	367,376	12,769,990
		123,193,148
Canada — 1.05%
Alamos Gold, Inc. - A [1]	1,003,892	13,522,425
Cameco Corp. [1]	316,443	13,638,693
		27,161,118
Total NORTH AMERICA
(Cost $255,909,695)		333,484,797

SOUTH AMERICA — 9.13%
Brazil — 8.87%
Banco BTG Pactual SA *	3,559,400	27,530,279
Banco do Brasil SA	4,526,400	51,598,410
Direcional Engenharia SA	2,180,964	10,038,945
Equatorial Energia SA	2,212,300	16,274,396
Hapvida Participacoes e
Investimentos SA 2,*	20,088,500	18,389,020
Iguatemi SA	1,956,500	9,766,932
NU Holdings Ltd. - A 1,*	1,526,650	12,716,995
Petroleo Brasileiro SA -
SP ADR [1]	827,617	13,217,043
Raia Drogasil SA	2,429,352	14,706,337
Rumo SA	1,943,000	9,185,191
Telefonica Brasil SA	963,400	10,582,517
Telefonica Brasil SA - ADR [1]	1,110,058	12,144,035
Vale SA - SP ADR [1]	1,424,500	22,592,570
		228,742,670
Argentina — 0.26%
Grupo Financiero Galicia SA - ADR 1,*	386,408	6,671,334
Total SOUTH AMERICA
(Cost $194,638,665)		235,414,004

EUROPE — 7.10%
United Kingdom — 1.34%
Shell PLC	1,049,741	34,539,933
	Shares, Principal Amount, or Number of Contracts	Value
Greece — 1.33%
National Bank of Greece SA *	3,274,630	$22,751,288
OPAP SA	683,800	11,600,322
		34,351,610
Austria — 1.13%
Erste Group Bank AG	721,534	29,225,687
Spain — 1.01%
Banco Bilbao Vizcaya
Argentaria SA	2,856,750	26,037,164
Poland — 0.97%
Powszechny Zaklad
Ubezpieczen SA	2,079,428	24,977,521
Turkey — 0.78%
BIM Birlesik Magazalar AS	885,085	9,027,041
Yapi ve Kredi Bankasi AS	16,885,879	11,161,152
		20,188,193
Ireland — 0.54%
Linde PLC [1]	33,959	13,947,301
Russia — 0.00%
Polyus PJSC 1,*,^	63,751	—
Total EUROPE
(Cost $178,851,641)		183,267,409

MIDDLE EAST — 4.74%
Saudi Arabia — 2.23%
Dr Sulaiman Al Habib Medical Services Group Co.	168,150	12,726,448
Saudi Airlines Catering Co.	213,234	7,187,407
Saudi Arabian Oil Co. [2]	2,458,186	21,642,247
The Saudi National Bank	1,551,040	15,996,194
		57,552,296
United Arab Emirates — 2.22%
Abu Dhabi Ports Co. PJSC *	7,508,365	13,042,916
Aldar Properties PJSC	6,511,238	9,478,682
Dubai Electricity & Water Authority PJSC	21,419,475	14,346,718
Emaar Properties PJSC	9,494,220	20,474,479
		57,342,795
Qatar — 0.29%
Qatar Gas Transport Co. Ltd.	7,894,313	7,499,120
Total MIDDLE EAST
(Cost $115,597,067)		122,394,211

AFRICA — 0.90%
South Africa — 0.90%
Standard Bank Group Ltd.	2,026,850	23,107,736
Total AFRICA
(Cost $20,564,764)		23,107,736
Total COMMON STOCKS
(Cost $2,000,599,857)		2,489,107,591

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 0.29%
SOUTH AMERICA — 0.29%
Chile — 0.29%
Sociedad Quimica y Minera de
Chile SA - SP ADR, 1.00% [1,3]	124,596	$7,503,171
Total SOUTH AMERICA
(Cost $6,441,868)		7,503,171
Total PREFERRED STOCKS
(Cost $6,441,868)		7,503,171

SHORT TERM INVESTMENTS — 3.13%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 5.24% [4]
(Cost $80,637,430)	80,637,430	80,637,430

TOTAL INVESTMENTS
(Cost $2,087,679,155)	99.91%	$2,577,248,192
Other Assets In Excess of Liabilities	0.09%	2,256,678
Net Assets	100.00%	$2,579,504,870

ADR American Depositary Receipt
NVDR Non-Voting Depositary Receipt
PCL Public Company Limited
PJSC Public Joint Stock Company
PLC Public Limited Company
SP ADR Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.

[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $69,121,493, which represents 3% of Net Assets (see Note F in the Notes to Financial Statements).

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

[4]	7 day current yield as of December 31, 2023 is disclosed.

^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees. The security is valued using significant unobservable inputs.

*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets

Common Stocks	96.49%
Preferred Stocks	0.29%
Short Term Investments	3.13%
Total Investments	99.91%

Other Assets In Excess of Liabilities	0.09%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets

Far East	61.69%
North America	16.06%
South America	9.42%
Europe	7.10%
Middle East	4.74%
Africa	0.90%

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets

Aerospace & Defense	0.90%
Automobiles	1.57%
Banks	17.20%
Beverages	3.59%
Biotechnology	0.25%
Broadline Retail	2.67%
Capital Markets	1.65%
Chemicals	0.54%
Commercial Services & Supplies	0.28%
Communications Equipment	0.21%
Construction & Engineering	1.08%
Construction Materials	0.75%
Consumer Staples Distribution & Retail	0.92%
Diversified Consumer Services	0.97%
Diversified Real Estate Investment Trusts	1.21%
Diversified Telecommunication Services	1.36%
Electric Utilities	1.13%
Electrical Equipment	0.29%
Electronic Equipment, Instruments & Components	1.86%
Energy Equipment & Services	0.49%
Entertainment	2.11%
Financial Services	0.28%
Food Products	0.28%
Ground Transportation	0.36%
Health Care Providers & Services	2.44%

Industry	Percent of Net Assets

Hotels, Restaurants & Leisure	2.02%
Household Durables	0.39%
Independent Power and Renewable Electricity Producers	0.96%
Insurance	0.97%
Interactive Media & Services	5.80%
IT Services	1.79%
Metals & Mining	2.25%
Money Market Fund	3.13%
Multi-Utilities	0.56%
Oil, Gas & Consumable Fuels	5.36%
Passenger Airlines	0.50%
Personal Care Products	0.58%
Pharmaceuticals	1.01%
Real Estate Management & Development	3.09%
Semiconductors & Semiconductor Equipment	12.68%
Software	1.06%
Technology Hardware, Storage & Peripherals	8.59%
Textiles, Apparel & Luxury Goods	1.30%
Tobacco	0.69%
Transportation Infrastructure	2.33%
Wireless Telecommunication Services	0.46%
Other Assets In Excess of Liabilities	0.09%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 10.29% for the year ended December 31, 2023. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), returned 23.92% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Small Cap Growth Index, returned 23.79%.

The final two months of the year brought a strong rally across risk assets, as some slight semantic changes to statements by the U.S. Federal Reserve (Fed) as well as an updated series of economic projections played the functional role for a potential policy pivot that increased expectations for initial interest rate cuts in 2024. Recent U.S. inflation data further reinforced the rising probability of a soft landing, namely the headline measure of the Consumer Price Index (CPI) at 3.1% and the headline measure of Personal Consumption Expenditures (PCE) at 3.2%.

China’s economy has reflected a push and pull between weak economic data and supportive policy moves that have not yet managed to improve sentiment. Support for the property market continues to come in a piecemeal fashion which leaves us with frequent headlines detailing the latest moves, but little in the way of durable improvement in economic data.

With regard to the Fund’s geographical performance, security selection in Thailand and an underweight allocation to South Africa were leading contributors to performance in 2023. At the sector level, security selection in the real estate and utilities sectors provided key contributions to performance relative to the Benchmark.

KPIT Technologies Limited (Ticker: 542651-IN) was the most significant contributor to the Fund’s returns for the year. KPIT Technologies Limited is an automotive software company that is helping many of the largest global original equipment manufacturers (“OEMs”) with the transition from legacy internal combustion engine models towards electric and autonomous vehicles. The company outperformed during the first quarter of 2023 on the back of strong quarterly results and the announcement of a large-scale deal with Honda, its second such deal announcement within six months.

Wiwynn Corp. (Ticker: 6669-TW) also made a notable contribution to the Fund’s returns for the year. The company is a pure-play server original design manufacturer for cloud service providers. We initiated a position in the Fund on the view that despite a slowdown in the general server market, the company was well-placed to benefit from growth supplying AI servers in the coming years given its key customer relationships, strong design capability, and global manufacturing capabilities. The company’s stock subsequently benefited from expectations that large AI server orders were forthcoming.

Security selection within the industrials, information technology and consumer discretionary sectors detracted from performance relative to the Benchmark. From a geographic perspective, security selection in Hong Kong and Taiwan were the top detractors.

From a detractor perspective, Yihai International Holding Ltd. (Ticker: 1579-HK) was the Fund’s most notable during the year. The company is a producer of condiments for one of China’s leading restaurant chains, as well as third-party sales. While the relinquishment of China’s zero-COVID strategy supported the company’s earnings as the economy reopened, Yihai’s third-party sales struggled, leading to disappointing earnings growth.

Hygeia Healthcare Holdings Co., Ltd. (Ticker: 6078-HK) was also a significant detractor from Fund performance for the year. Hygeia Healthcare Holdings Co., Ltd. is an oncology focused hospital chain in China. The share price weakness reflected a slower than expected ramp-up of newly acquired hospitals. Additionally, the unfavorable macro sentiment in China and the rising geopolitical tension with the US have discouraged investor sentiment.

Moving into 2024, we remain optimistic on emerging markets and the alpha generation potential from the small cap segment of the asset class.

First, we see a strong opportunity for stock selection within a deep and growing universe, as performance trends have broadened out in tandem with an improving macroeconomic backdrop and the emergence of secular trends such as artificial intelligence (AI) and nearshoring.

Second, India represents a meaningful allocation in the Fund, and the country appears to be in a secular growth phase, led by a strong capex cycle. As its economy shifts toward manufacturing, domestic incomes are likely to rise, fueling demand for residential property, as well as consumer goods and services. We believe this all bodes well for India’s economy and the major sectors that are represented within small cap companies in the local market.

Third, we expect the nascent shift of the global economy toward disinflation to be a tailwind for many emerging market (EM) economies, which largely adhered to responsible fiscal and monetary policies during the pandemic and were also early to get ahead of rising global inflationary pressures by proactively normalizing monetary policy.

We continue to observe several positive structural trends within EM, including the transformative growth in the Indian economy, the role of Taiwanese technology companies in AI, and the opportunities in countries like Vietnam and Mexico arising from shifts in global supply chains. Accordingly, we remain excited about the opportunity set within the EM small cap investment universe.

8

We thank you for investing alongside us in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Howard Schwab	Rich Thies
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

9

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.45% as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	10.29%	0.26%	12.47%	4.54%
MSCI Emerging Markets Small Cap Index-N2	23.92%	6.45%	9.92%	5.34%
MSCI Emerging Markets Small Cap Growth Index-N3	23.79%	4.58%	9.98%	4.54%

[1]	The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Small Cap Growth Index-Net (MSCI Emerging Markets Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap growth stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

10

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 93.82%
FAR EAST — 64.13%
India — 33.19%
ACC Ltd.	49,154	$1,305,307
APL Apollo Tubes Ltd.	26,866	495,851
Apollo Hospitals Enterprise Ltd.	15,593	1,068,187
AU Small Finance Bank Ltd. [1]	225,657	2,133,353
Bharat Forge Ltd.	76,581	1,138,953
Bharat Heavy Electricals Ltd.	616,693	1,433,170
Bikaji Foods International Ltd.	169,599	1,112,119
BLS International Services Ltd.	362,293	1,389,576
Century Textiles & Industries Ltd.	92,098	1,352,807
Colgate-Palmolive India Ltd.	32,709	993,929
Cyient DLM Ltd. *	68,919	558,289
GMR Airports Infrastructure Ltd. *	2,059,764	1,992,212
Indian Hotels Co. Ltd.	199,330	1,049,478
JSW Infrastructure Ltd. *	539,398	1,350,217
Kajaria Ceramics Ltd.	81,790	1,279,428
Kalyan Jewellers India Ltd.	136,646	580,819
KPIT Technologies Ltd.	37,349	678,708
Macrotech Developers Ltd. [1]	263,965	3,242,812
Max Healthcare Institute Ltd.	172,174	1,419,363
Mphasis Ltd.	32,370	1,064,365
MTAR Technologies Ltd. *	18,309	485,579
NHPC Ltd.	2,423,681	1,880,123
Nuvama Wealth Management Ltd. *	12,087	519,962
Rainbow Children’s Medicare Ltd.	57,429	822,914
Ramkrishna Forgings Ltd.	111,522	971,663
Raymond Ltd.	27,112	561,001
Sula Vineyards Ltd.	88,542	530,164
Syngene International Ltd. [1]	56,575	476,641
Titagarh Rail System Ltd.	86,310	1,081,682
TVS Motor Co. Ltd.	27,584	671,200
United Breweries Ltd.	51,939	1,113,551
Varun Beverages Ltd.	69,401	1,030,978
		35,784,401
Taiwan — 13.63%
Accton Technology Corp.	100,000	1,699,679
AP Memory Technology Corp.	37,000	563,920
ASMedia Technology, Inc.	29,000	1,709,574
Eclat Textile Co. Ltd.	55,000	1,005,127
eMemory Technology, Inc.	28,000	2,226,402
Faraday Technology Corp.	87,000	1,008,126
Lite-On Technology Corp.	409,000	1,553,048
Makalot Industrial Co. Ltd.	98,000	1,130,254
Sinbon Electronics Co. Ltd.	50,000	486,652
Voltronic Power Technology Corp.	11,550	642,328
Wiwynn Corp.	45,000	2,664,474
		14,689,584

	Shares, Principal Amount, or Number of Contracts	Value
China — 5.46%
Akeso, Inc. 1,*	214,000	$1,272,430
Man Wah Holdings Ltd.	1,999,200	1,371,141
Pacific Basin Shipping Ltd.	2,784,000	916,163
Proya Cosmetics Co. Ltd. - A	39,348	551,503
SITC International Holdings Co. Ltd.	505,000	871,645
Yadea Group Holdings Ltd. [1]	516,000	908,868
		5,891,750
South Korea — 5.12%
Hanwha Aerospace Co. Ltd.	13,034	1,257,396
HD Hyundai Electric Co. Ltd.	19,647	1,248,668
HPSP Co. Ltd.	44,182	1,492,038
Lunit, Inc. *	14,690	928,970
Samsung Engineering Co. Ltd. *	26,418	591,797
		5,518,869
Vietnam — 2.98%
FPT Corp.	759,782	3,217,526
Kazakhstan — 1.89%
Kaspi.KZ JSC [1,2]	22,166	2,039,272
Australia — 1.17%
Paladin Energy Ltd. *	1,879,137	1,259,170
Thailand — 0.69%
Bumrungrad Hospital PCL - NVDR	113,900	740,072
Total FAR EAST
(Cost $55,778,077)		69,140,644

SOUTH AMERICA — 11.68%
Brazil — 11.68%
Cury Construtora e Incorporadora SA	447,234	1,656,858
Equatorial Energia SA	221,800	1,631,633
Inter & Co., Inc. - BDR *	266,678	1,503,090
Orizon Valorizacao de Residuos SA *	208,100	1,654,195
PRIO SA	81,300	769,071
Rumo SA	415,200	1,962,785
Santos Brasil Participacoes SA	711,000	1,371,067
SLC Agricola SA	248,600	963,161
Vivara Participacoes SA	154,100	1,085,544
		12,597,404
Total SOUTH AMERICA
(Cost $10,667,444)		12,597,404

NORTH AMERICA — 10.34%
Mexico — 7.64%
Alsea SAB de CV *	348,200	1,318,489
FIBRA Macquarie Mexico [1]	393,400	770,537
GCC SAB de CV	133,700	1,582,023
Prologis Property Mexico SA de CV	220,500	1,045,301
Ternium SA - SP ADR [2]	25,433	1,080,140
TF Administradora Industrial S de RL de CV	417,300	893,038

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Vista Energy SAB de CV 2,*	52,497	$1,549,186
		8,238,714
Canada — 1.68%
Ivanhoe Mines Ltd. - A *	186,794	1,811,481
United States — 1.02%
Copa Holdings SA - A	5,320	565,569
Kosmos Energy Ltd. *	79,264	531,862
		1,097,431
Total NORTH AMERICA
(Cost $9,224,964)		11,147,626

MIDDLE EAST — 5.20%
United Arab Emirates — 2.59%
Abu Dhabi Ports Co. PJSC *	807,845	1,403,322
Emirates Central Cooling
Systems Corp.	3,078,162	1,391,260
		2,794,582
Saudi Arabia — 1.77%
Arabian Drilling Co.	10,853	546,851
Saudi Airlines Catering Co.	40,326	1,359,255
		1,906,106
Qatar — 0.84%
Qatar Gas Transport Co. Ltd.	948,814	901,316
Total MIDDLE EAST
(Cost $4,828,369)		5,602,004

EUROPE — 2.03%
Poland — 0.78%
Dino Polska SA 1,*	7,211	844,303
Norway — 0.77%
Seadrill Ltd. 2,*	17,636	833,830
Greece — 0.48%
Mytilineos SA	12,655	512,731
Total EUROPE
(Cost $2,040,920)		2,190,864

AFRICA — 0.44%
South Africa — 0.44%
Truworths International Ltd.	116,941	478,100
Total AFRICA
(Cost $502,917)		478,100
Total COMMON STOCKS
(Cost $83,042,691)		101,156,642

PREFERRED STOCKS — 2.07%
SOUTH AMERICA — 2.07%
Brazil — 2.07%
Azul SA *	406,800	1,310,810
Bradespar SA, 2.48% [3]	174,100	920,350
		2,231,160
Total SOUTH AMERICA
(Cost $1,920,670)		2,231,160
Total PREFERRED STOCKS
(Cost $1,920,670)		2,231,160

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 3.63%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 5.24% [4]
(Cost $3,910,328)	3,910,328	$3,910,328

TOTAL INVESTMENTS
(Cost $88,873,689)	99.52%	$107,298,130
Other Assets In Excess of Liabilities	0.48%	515,859
Net Assets	100.00%	$107,813,989

JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $11,688,216, which represents 11% of Net Assets (see Note F in the Notes to Financial Statements).

[2]	Foreign security denominated and/or traded in U.S. dollars.

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

[4]	7 day current yield as of December 31, 2023 is disclosed.

*	Non-income producing security.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2023

Security Type	Percent of Net Assets

Common Stocks	93.82%
Preferred Stocks	2.07%
Short Term Investments	3.63%
Total Investments	99.52%

Other Assets In Excess of Liabilities	0.48%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets

Far East	64.13%
North America	13.97%
South America	13.75%
Middle East	5.20%
Europe	2.03%
Africa	0.44%

Notes to Financial Statements are an integral part of this Schedule.

13

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets

Aerospace & Defense	1.17%
Automobile Components	1.06%
Automobiles	1.46%
Banks	3.37%
Beverages	2.48%
Biotechnology	1.18%
Building Products	1.19%
Capital Markets	0.48%
Commercial Services & Supplies	2.80%
Communications Equipment	1.58%
Construction & Engineering	0.55%
Construction Materials	2.68%
Consumer Finance	1.89%
Consumer Staples Distribution & Retail	0.78%
Electric Utilities	1.51%
Electrical Equipment	3.09%
Electronic Equipment, Instruments & Components	0.97%
Energy Equipment & Services	1.28%
Food Products	1.92%
Ground Transportation	1.82%
Health Care Providers & Services	3.76%
Health Care Technology	0.86%
Hotels, Restaurants & Leisure	2.19%
Household Durables	2.81%
Independent Power and Renewable Electricity
Producers	1.74%

Industry	Percent of Net Assets

Industrial Conglomerates	0.48%
Industrial Real Estate Investment Trusts	2.51%
IT Services	3.97%
Life Sciences Tools & Services	0.44%
Machinery	1.45%
Marine	1.66%
Metals & Mining	4.89%
Money Market Fund	3.63%
Oil, Gas & Consumable Fuels	4.65%
Paper & Forest Products	1.26%
Passenger Airlines	1.75%
Personal Care Products	1.43%
Professional Services	1.29%
Real Estate Management & Development	3.01%
Semiconductors & Semiconductor Equipment	6.49%
Software	0.63%
Specialty Retail	0.44%
Technology Hardware, Storage & Peripherals	3.91%
Textiles, Apparel & Luxury Goods	4.05%
Transportation Infrastructure	5.67%
Water Utilities	1.29%
Other Assets In Excess of Liabilities	0.48%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

14

Driehaus Global Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Global Fund (“Fund”); previously known as the Driehaus Emerging Markets Opportunities Fund returned 19.46% for the year ended December 31, 2023, and underperformed its primary benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index Markets Index (“Benchmark”), which returned 22.20% for the year. On April 30th, 2023, the Fund changed its investment strategy from an emerging markets opportunities long-short strategy to a global core equity strategy. The previous benchmark of the Fund was the MSCI Emerging Markets Index which returned 9.83% for the year.

Leveraging an investment philosophy that has been successful for over four decades, deploying existing resources that cover all global markets coupled with an awareness of macroeconomic and industry trends, and a healthy dose of humility, we embarked on what we hope to be a successful, long-term journey into the global equity space in May of 2023. We entered this space, with the knowledge that it is a competitive one, because we feel like we have something to add. The current global equity environment seems like a challenging one with index concentration growing, equities appearing expensive, and a monetary environment that has grown increasingly deflationary.

We believe our experience navigating global macro headwinds will be increasingly important as monetary and fiscal policies grow more volatile by the day, just as the geopolitical regime appears to be changing faster than many thought possible. Equally important though, will be the acknowledgment and understanding that there are a lot of good things happening in the world as well. In recent months, the speed of innovation in technology has greatly accelerated, the pharmaceutical industry appears on the cusp of changing not just itself but also the consumer environment with new weight-loss medications, while major legacy industries (automobiles, aviation, real estate) are all experiencing significant changes. While it’s often fashionable and relevant to focus on the many challenges the world faces, it’s equally important to focus on the opportunities for growth, of which we believe there are many.

In 2023, security selection in the industrials sector and an underweight in the health care sector contributed to the Fund’s return versus the Benchmark. From a geography perspective, security selection in the United Kingdom and the United States made contributions to performance versus the Benchmark in the past year.

Meta Platforms Inc. Class A (Ticker: META-US ) was the most significant contributor to the Fund’s return for the year. The company focused on controlling expenses like it never had in the past and was able to expand its operating margin by nearly twelve percentage points. Revenue growth reaccelerated and was well above expectations on the back of AI driven ad tools, improving short video monetization, and strong demand from certain verticals such as ecommerce. Lastly, while the company continues to invest in its Reality Labs business, as the emergence of Generative AI has given the company a new and more compelling technology opportunity that we believe will be highly accretive to their app ecosystem and that will create new market opportunities.

Rolls-Royce Holdings plc (Ticker: RR-GB) was another top contributor to Fund performance for the year. Rolls Royce is a U.K. based industrial conglomerate specializing in manufacturing aero, marine, and gas turbines for both the civil and military aviation sectors. The company looks to be a successful turnaround story. After years of cost and supply chain mismanagement, a mid-2022 turnaround plan has started to bear results. The company consistently reported stronger results vs. expectations, as the turnaround plan met stronger order trends, better cost and efficiency controls, and margin expansion. The big driver is the improved performance in the company’s civil division, approximately 50% of overall revenue, which after years of losses finally registered positive margins of 2-3%. While that may not sound like much, several industry peers’ margins are in the 15-20% range so we believe there remains substantial room for further margin improvement over the next several quarters.

For 2023, stock selection within the consumer discretionary and information technology sectors detracted from the Fund’s returns versus the Benchmark. At the country level, an overweight to China and an underweight to India and stock selection in Japan detracted from Fund performance versus the Benchmark.

Exxon Mobile Corporation (Ticker: XOM-US) was the most significant detractor from the Fund’s return in 2023. The company offers diversified exposure to upstream and downstream energy and strong free cash flow generation. The shares declined in 2023 as oil prices remained rangebound despite OPEC+ supply adjustments and rising conflicts in the Middle East, leading to lower sales and margins. We believe that the company’s key growth assets (Permian Basin, Guyana) remain attractive and that the company offers compelling shareholder returns, but it seems that the bottom-up fundamentals have been overshadowed by the worsening oil macroenvironment.

15

Another significant detractor from the Fund’s return for the year was Meituan Class B (Ticker: 3690-HK). The company is a food delivery and local services platform in China. The company’s food delivery business was negatively affected by the resurgence of COVID cases in China during the fourth quarter of 2022 and the first quarter of 2023. Additionally, the market became increasingly concerned about competition from both livestream and other local services players. There was also a sentiment overhang on Meituan as Tencent Holding Ltd completed a distribution of most of its stake in Meituan to its own shareholders in March of 2023.

We plan to take country views heavily into account in both our stock selection and allocation process, but this year it has felt like sector-level views have been more dominant. For example, we have been underweight the best performing market (United States) but have gained roughly 100 basis points there through stock selection and avoiding areas that have done poorly. Given the index composition (60% in U.S.) and the heavy concentration of a few names in the U.S. driving most of that, we believe that the strategy will remain underweight U.S. equities though that doesn’t reflect a specifically negative view on that market. We continue to uncover compelling opportunities in Japan and expect the equity market to benefit from a shift away from a persistent deflationary mindset as well as corporate reforms undertaken to improve profitability and shareholder returns. Further, we want the Fund to bring what we view as the best global opportunities to investors, rather than shy away from exposures in places like India, Brazil, and Mexico just because they may be perceived as higher risk.

We thank you for investing in the Fund and express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Richard Thies	Daniel Burr
Lead Portfolio Manager	Portfolio Manager

Howard Schwab	Thomas Ansen-Wilson
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

16

Driehaus Global Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since April 10, 2017 (the date of the fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.12% as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	Since Inception (4/10/17 - 12/31/23)
Driehaus Global Fund (DMAGX)[1]	19.46%	-1.23%	8.81%	7.27%
MSCI ACWI Index-N*,2	22.20%	5.75%	11.72%	9.43%
MSCI Emerging Markets Index-N3	9.83%	-5.08%	3.68%	5.33%

*	Effective April 30, 2023, the Fund elected to change its benchmark index from the MSCI Emerging Markets Index-Net to the MSCI ACWI Index Net. The Fund believes the composition of the MSCI ACWI Index Net more accurately reflects the Fund’s current investment strategy and portfolio characteristics.

[1]	Prior to April 30, 2023, the Driehaus Global Fund was known as the Driehaus Emerging Markets Opportunities Fund, and prior to January 29, 2020, the Driehaus Emerging Markets Opportunities Fund was known as the Driehaus Multi-Asset Growth Economies Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World Index-Net (MSCI ACWI Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets. Data is in U.S. dollars and is calculate with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
17

Driehaus Global Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 94.59%
NORTH AMERICA — 63.79%
United States — 58.02%
Alphabet, Inc. - A *	7,404	$1,034,265
Amazon.com Ltd. *	7,616	1,157,176
Amgen, Inc.	879	253,170
Amphenol Corp. - A	4,526	448,662
Apple, Inc.	6,050	1,164,806
Broadcom, Inc.	757	845,001
Celsius Holdings, Inc. *	5,182	282,523
Cheniere Energy, Inc.	2,258	385,463
Chipotle Mexican Grill, Inc. *	275	628,914
Eli Lilly & Co.	604	352,084
Equinix, Inc.	350	281,887
Exxon Mobil Corp.	10,377	1,037,492
Fluor Corp. *	9,350	366,239
Gitlab, Inc. - A *	10,051	632,811
JPMorgan Chase & Co.	6,823	1,160,592
KKR & Co., Inc.	8,347	691,549
Lockheed Martin Corp.	1,271	576,068
Marriott International, Inc. - A	1,596	359,914
Mastercard, Inc. - A	1,107	472,147
McKesson Corp.	706	326,864
Meta Platforms, Inc. - A *	4,431	1,568,397
Microsoft Corp.	6,744	2,536,014
Mondelez International, Inc. - A	8,915	645,713
MongoDB, Inc. *	1,005	410,894
Monolithic Power Systems, Inc.	692	436,500
Motorola Solutions, Inc.	1,674	524,113
NVIDIA Corp.	2,643	1,308,866
PACCAR, Inc.	6,688	653,083
Palo Alto Networks, Inc. *	1,028	303,137
Quanta Services, Inc.	2,762	596,040
Roper Technologies, Inc.	1,310	714,173
Salesforce, Inc. *	1,989	523,385
Samsonite International SA 1,*	172,554	569,294
ServiceNow, Inc. *	1,136	802,573
Southern Copper Corp.	6,709	577,444
Spotify Technology SA *	2,904	545,691
Super Micro Computer, Inc. *	1,029	292,504
Symbotic, Inc. *	3,592	184,377
Synopsys, Inc. *	852	438,703
Take-Two Interactive Software, Inc. *	2,350	378,232
The Boeing Co. *	1,055	274,996
The Charles Schwab Corp.	8,100	557,280
The Walt Disney Co.	3,361	303,465
Uber Technologies, Inc. *	14,024	863,458
UnitedHealth Group, Inc.	892	469,611
Vertex Pharmaceuticals, Inc. *	1,688	686,830
Vulcan Materials Co.	1,183	268,553
Walmart, Inc.	3,585	565,175
		30,456,128
	Shares, Principal Amount, or Number of Contracts	Value
Canada — 3.78%
Alimentation Couche-Tard, Inc.	9,200	$541,773
Aritzia, Inc. *	10,900	226,218
Cameco Corp. [2]	8,117	349,843
Dollarama, Inc.	5,500	396,358
Shopify, Inc. - A 2,*	6,044	470,828
		1,985,020
Mexico — 1.99%
Fibra Uno Administracion SA
de CV	195,500	351,142
Grupo Financiero Banorte SAB
de CV - O	68,971	694,950
		1,046,092
Total NORTH AMERICA
(Cost $27,488,884)		33,487,240

EUROPE — 18.07%
United Kingdom — 6.41%
AstraZeneca PLC - SP ADR [2]	4,538	305,634
London Stock Exchange Group
PLC	4,074	481,594
RELX PLC	19,824	786,494
Rolls-Royce Holdings PLC *	277,329	1,057,836
Shell PLC	22,309	734,039
		3,365,597
Spain — 3.10%
Banco Bilbao Vizcaya
Argentaria SA	85,841	782,377
Iberdrola SA	22,895	300,309
Industria de Diseno Textil SA	12,431	542,415
		1,625,101
France — 2.74%
Accor SA	17,169	657,162
Safran SA	1,840	324,411
Schneider Electric SE	2,282	459,381
		1,440,954
Netherlands — 2.50%
Airbus SE	2,747	424,380
ASM International NV	717	373,180
BE Semiconductor Industries
NV	1,863	281,268
ING Groep NV	15,595	233,840
		1,312,668
Italy — 1.05%
UniCredit SpA	20,294	552,599
Jersey, C.I. — 0.84%
Ferguson PLC [2]	2,277	439,620
Germany — 0.76%
BASF SE	7,423	399,707
Ireland — 0.67%
Linde PLC [2]	854	350,746
Total EUROPE
(Cost $7,924,497)		9,486,992

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus Global Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
FAR EAST — 11.68%
Japan — 4.75%
Harmonic Drive Systems, Inc.	10,300	$303,046
Japan Airport Terminal Co. Ltd.	9,200	404,752
Lawson, Inc.	5,100	263,210
Mitsubishi UFJ Financial Group, Inc.	30,400	260,897
Nintendo Co. Ltd.	13,900	723,271
Sony Group Corp.	5,700	539,407
		2,494,583
South Korea — 2.00%
Samsung Electronics Co. Ltd.	9,728	590,459
SK Hynix, Inc.	4,187	456,961
		1,047,420
Taiwan — 1.49%
Delta Electronics, Inc.	33,986	346,604
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,668	434,581
		781,185
China — 1.16%
Tencent Holdings Ltd.	16,153	609,854
India — 1.04%
ICICI Bank Ltd. - SP ADR [2]	13,518	322,269
Titan Co. Ltd.	5,065	223,554
		545,823
Philippines — 0.70%
BDO Unibank, Inc.	156,000	367,523
Indonesia — 0.54%
Bank Central Asia Tbk PT	462,045	282,171
Total FAR EAST
(Cost $4,899,546)		6,128,559

SOUTH AMERICA — 1.05%
Brazil — 1.05%
Petroleo Brasileiro SA - SP ADR [2]	34,524	551,348
Total SOUTH AMERICA
(Cost $490,650)		551,348
Total COMMON STOCKS
(Cost $40,803,577)		49,654,139
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 5.41%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 5.24% [3]
(Cost $2,838,798)	2,838,798	$2,838,798

TOTAL INVESTMENTS
(Cost $43,642,375)	100.00%	$52,492,937
Liabilities in Excess of Other
Assets	(0.00)%	(968)
Net Assets	100.00%	$52,491,969

PLC           Public Limited Company

SP ADR     Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $569,294, which represents 1% of Net Assets (see Note F in the Notes to Financial Statements).

[2]	Foreign security denominated and/or traded in U.S. dollars.

[3]	7 day current yield as of December 31, 2023 is disclosed.

*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets

Common Stocks	94.59%
Short Term Investments	5.41%
Total Investments	100.00%

Liabilities In Excess of Other Assets	(0.00)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets

North America	69.20%
Europe	18.07%
Far East	11.68%
South America	1.05%

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus Global Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets

Aerospace & Defense	5.06%
Banks	8.85%
Beverages	0.54%
Biotechnology	1.79%
Broadline Retail	2.95%
Capital Markets	3.30%
Chemicals	1.43%
Communications Equipment	1.00%
Construction & Engineering	1.84%
Construction Materials	0.51%
Consumer Staples Distribution & Retail	2.61%
Diversified Real Estate Investment Trusts	0.67%
Electric Utilities	0.57%
Electrical Equipment	0.87%
Electronic Equipment, Instruments & Components	1.51%
Entertainment	3.72%
Financial Services	0.90%
Food Products	1.23%
Ground Transportation	1.64%
Health Care Providers & Services	1.51%
Hotels, Restaurants & Leisure	3.14%
Industry	Percent of Net Assets

Household Durables	1.03%
Interactive Media & Services	6.12%
IT Services	1.68%
Machinery	2.17%
Metals & Mining	1.10%
Money Market Fund	5.41%
Oil, Gas & Consumable Fuels	5.83%
Pharmaceuticals	1.25%
Professional Services	1.50%
Semiconductors & Semiconductor Equipment	7.88%
Software	11.35%
Specialized Real Estate Investment Trusts	0.54%
Specialty Retail	1.47%
Technology Hardware, Storage & Peripherals	3.91%
Textiles, Apparel & Luxury Goods	1.51%
Trading Companies & Distributors	0.84%
Transportation Infrastructure	0.77%
Liabilities In Excess of Other Assets	(0.00)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

20

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 11.95% for the year ended December 31, 2023. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned 14.11%.

What a difference a year makes, or more appropriately a day makes. With the U.S. Fed essentially confirming a much anticipated “pivot” at their December 2023 meeting, markets not only climbed but leapt right over the wall of worry that stood in their way for most of the second half of the year. The soft-landing narrative, particularly for the U.S. economy, continues to be shouted from the rooftops. The Eurozone and U.K. have been flirting with recession for most of the past year so the European Central Bank (ECB) following the Fed’s lead putting further rate hikes on hold is welcome news indeed. China continues to tread in lukewarm waters at best, while the growth torch in major emerging markets has been passed to India and Brazil. On a brighter note, Japan appears to have finally exited 30 years of deflation, and it seems some meaningful medium term growth opportunities exist for the first time in years.

With central banks effectively declaring the war on inflation over, corporate earnings globally have held up better than expected, and data continues to support the much hoped for soft landing. As a result, risk appetite exploded in the fourth quarter of 2023, with technology, cyclicals, and interest rate sensitive sectors leading the charge higher.

From a sector perspective, security selection in the healthcare and real estate sectors contributed to the Fund’s return versus the Benchmark. From a geographical perspective, holdings in Germany and Italy contributed positively to the performance of the Fund compared to the Benchmark.

Rolls-Royce Holdings plc (Ticker: RR-GB) was the top contributor to Fund performance for the year. Rolls Royce is a U.K. based industrial conglomerate specializing in manufacturing aero, marine, and gas turbines for both the civil and military aviation sectors. The company is a turnaround story. After years of cost and supply chain mismanagement, a mid-2022 turnaround plan has started to bear results. The company consistently reported stronger results vs. expectations, as the turnaround plan met stronger order trends, better cost and efficiency controls, and margin expansion. The big driver is the improved performance in the company’s civil division, approximately 50% of overall revenue, which after years of losses finally registered positive margins of 2-3%. While that may not sound like much, several industry peers’ margins are in the 15-20% range so we believe there remains substantial room for further margin improvement over the next several quarters.

Fugro NC (Ticker: FUR-NL) also contributed to the Fund’s performance for the year. Fugro is a Dutch provider of geotechnical and geophysical capture and advisory services for subsea and subsurface data to energy, infrastructure and water end markets. The company is currently seeing dual growth drivers from traditional oil and gas catchup investment, as well as leading renewables work, which is driving 23% top line and 28% backlog growth. Additionally, leverage from additional scale and pricing power is driving margin improvement from 4-5% to 10%, resulting in bottom line growth of 20% and higher. We believe that consensus revenue growth of only 10% is too low and most recently in November 2023 this was affirmed by management, as they guided 11-15% growth for the next 4 years or a 50% increase by 2027.

For 2023, security selection in the information technology, energy and financial sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection in Taiwan and India detracted from the Fund’s performance versus the Benchmark.

The most significant detractor from returns for the year was Precision Drilling Corporation. (Ticker: PD-CA). Precision Drilling is a Canadian based provider of drilling rigs for the North American oil & gas industry. The stock was a top contributor to the Fund’s performance in 2022 as a rebound in activity drove rig pricing up 30%, which resulted in a doubling of Precision’s margins. We expected this strong environment to continue, but natural gas prices experienced a sudden decline of over 50% from December 2022 to January 2023 due to warmer than expected winters in both North America and Europe. This led to a decrease in gas drilling activity, easing of rig tightness and pricing moderation, causing the stock to underperform particularly in the first quarter of 2023. We exited the position and moved our energy exposure away from “Domestic Land” and towards “International Offshore” spend where growth continued to be robust.

21

IHI Corporation (Ticker: 7013-JP) also detracted from the Fund’s performance for the year. IHI Corporation is a subsystem supplier of plane engines. The company outperformed in 2022 as the recovery in spare parts (due to the rebound in travel) was underestimated by the market. It was one of the Fund’s largest weightings throughout the year. At the beginning of 2023, many outperformers in Japan were heavily sold, as it seemed like the macroeconomic backdrop was negative. In our view, this was a large part of the company’s underperformance. As a result, we reduced the Fund’s position in the company.

The breadth of growth opportunities we are finding continues to expand, particularly with Japan’s economy gaining traction and financial conditions globally starting to ease. We expect that this will support consumers and elevate corporate margins. Despite elevated valuations within the technology sector, the AI investment cycle is just beginning, and we perceive a multiyear growth runway developing. While the Fund remains overweight in Europe, we have considered reduced exposure. And while we have been increasing exposure to emerging markets, we remain largely underweight. China growth appears to have stalled, and we are skeptical of markets such as Taiwan and South Korea at this point given their heightened reliance on commoditized products. India and Latin America, however, remain perceived bright spots, and the Fund maintains over-weights in Brazil and Mexico accordingly.

As we kick off the new year the focus is beginning to shift from the macro vs. micro debate to the idea of easing financial conditions and a global soft landing coming to fruition. What everyone (including us) seems to have underestimated is the ability of corporations to navigate a never-ending sea of challenges while maintaining margins and earnings growth. This has been particularly impressive when one considers the first challenge of battling rampant inflation followed later by a substantial increase in the cost of capital (interest rate hikes). With both those headwinds beginning to fade, we believe that the fourth quarter 2023 earnings season will provide great insight on many of these fronts. We remain hopeful and continue to believe that the soft landing narrative will transition to reality.

Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Daniel Burr	David Mouser
Portfolio Manager	Portfolio Manager

Ryan Carpenter	Andrew Srichandra
Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

22

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.16% as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)	11.95%	-1.62%	10.00%	6.69%
MSCI AC World ex USA Small Cap Growth Index-N1	14.11%	-2.02%	7.71%	4.95%

[1]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

23

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 94.26%
EUROPE — 47.20%
Germany — 8.67%
AIXTRON SE	92,055	$3,919,473
Carl Zeiss Meditec AG	14,497	1,578,062
Covestro AG 1,*	42,740	2,490,540
CTS Eventim AG & Co KGaA	23,137	1,600,277
Fielmann AG	19,608	1,051,472
Gerresheimer AG	9,810	1,020,590
HUGO BOSS AG	37,548	2,797,343
KION Group AG	58,772	2,508,355
Scout24 SE [1]	31,039	2,194,807
		19,160,919
United Kingdom — 7.96%
ConvaTec Group PLC [1]	1,337,329	4,161,623
Cranswick PLC	23,151	1,121,479
Endava PLC - SP ADR 2,*	15,327	1,193,207
Intermediate Capital Group PLC	76,263	1,629,241
Network International Holdings PLC 1,*	261,289	1,300,575
Rolls-Royce Holdings PLC *	668,325	2,549,239
RS GROUP PLC	104,556	1,091,383
Serco Group PLC	1,175,125	2,421,268
WH Smith PLC	125,663	2,133,886
		17,601,901
Italy — 4.43%
Banco BPM SpA	483,360	2,561,298
Buzzi SpA	37,985	1,155,300
Leonardo SpA	244,652	4,042,412
Saipem SpA *	1,249,879	2,031,642
		9,790,652
Switzerland — 4.23%
Comet Holding AG	9,238	2,918,882
Flughafen Zurich AG	12,836	2,682,015
Siegfried Holding AG *	1,990	2,035,616
Tecan Group AG	4,185	1,712,114
		9,348,627
Netherlands — 4.08%
Alfen NV 1,*	16,307	1,088,296
BE Semiconductor Industries
NV	8,964	1,353,349
Fugro NV *	229,873	4,407,505
Redcare Pharmacy NV 1,*	14,959	2,170,869
		9,020,019
Spain — 3.48%
Fluidra SA	94,656	1,973,380
Grifols SA *	104,071	1,780,382
Indra Sistemas SA	197,655	3,061,346
Viscofan SA	14,913	883,421
		7,698,529
Norway — 3.11%
Aker Solutions ASA	359,994	1,486,761

	Shares, Principal Amount, or Number of Contracts	Value
Schibsted ASA - A	83,633	$2,407,776
Seadrill Ltd. 2,*	63,284	2,992,068
		6,886,605
Ireland — 2.85%
Glanbia PLC	270,982	4,268,537
James Hardie Industries PLC *	52,426	2,021,333
		6,289,870
France — 1.91%
Coface SA	76,407	1,001,265
Sopra Steria Group SACA	8,634	1,890,998
Ubisoft Entertainment SA *	52,276	1,336,317
		4,228,580
Austria — 1.61%
DO & CO AG	23,940	3,551,999
Sweden — 1.43%
Mycronic AB	37,945	1,082,669
The Thule Group AB [1]	75,931	2,070,445
		3,153,114
Belgium — 1.42%
Lotus Bakeries NV	219	1,990,462
Shurgard Self Storage Ltd.	23,318	1,155,061
		3,145,523
Finland — 1.14%
Metso Outotec OYJ	247,323	2,510,797
Jersey, C.I. — 0.88%
Yellow Cake PLC 1,*	246,991	1,947,350
Total EUROPE
(Cost $86,459,621)		104,334,485

FAR EAST — 33.48%
Japan — 20.84%
ABC-Mart, Inc.	131,000	2,286,304
Asahi Intecc Co. Ltd.	69,800	1,415,466
Asics Corp.	51,300	1,601,397
Azbil Corp.	75,600	2,493,446
Capcom Co. Ltd.	31,900	1,029,436
CKD Corp.	131,800	2,367,542
Fujitec Co. Ltd.	60,150	1,522,651
Fukuoka Financial Group, Inc.	38,700	910,276
Harmonic Drive Systems, Inc.	62,500	1,838,869
Hoshizaki Corp.	53,000	1,936,109
Japan Airport Terminal Co. Ltd.	31,100	1,368,238
Jeol Ltd.	53,100	2,321,396
JINS Holdings, Inc.	83,200	2,769,783
Kusuri no Aoki Holdings Co. Ltd.	65,100	1,478,182
Life Corp.	44,100	1,032,071
MonotaRO Co. Ltd.	115,890	1,261,031
Morinaga & Co. Ltd.	96,800	1,756,113
Morinaga Milk Industry Co. Ltd.	88,400	1,711,213
Nichias Corp.	53,630	1,286,489
NOF Corp.	23,800	1,180,686
OBIC Business Co.nsultants Co. Ltd.	47,300	2,159,863

Notes to Financial Statements are an integral part of this Schedule.

24

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Rohto Pharmaceutical Co. Ltd.	61,700	$1,240,744
Ryohin Keikaku Co. Ltd.	126,000	2,104,529
Sanrio Co. Ltd.	20,200	840,665
Seria Co. Ltd.	92,300	1,721,588
Sundrug Co. Ltd.	55,500	1,781,375
Tazmo Co. Ltd.	68,400	1,338,671
Yokogawa Electric Corp.	68,600	1,303,947
		46,058,080
India — 3.95%
APL Apollo Tubes Ltd.	93,169	1,719,568
Indian Hotels Co. Ltd.	369,767	1,946,834
KPIT Technologies Ltd.	90,873	1,651,349
Max Healthcare Institute Ltd.	201,583	1,661,804
NHPC Ltd.	1,592,825	1,235,602
Syngene International Ltd. [1]	62,404	525,750
		8,740,907
Taiwan — 2.22%
Alchip Technologies Ltd.	8,000	850,067
Hiwin Technologies Corp.	160,000	1,222,934
Lotes Co. Ltd.	37,000	1,286,618
Wiwynn Corp.	26,000	1,539,473
		4,899,092
Australia — 2.21%
AUB Group Ltd.	80,714	1,527,807
Cochlear Ltd.	4,621	940,123
Paladin Energy Ltd. *	1,194,949	800,710
Worley Ltd.	135,694	1,617,437
		4,886,077
South Korea — 1.47%
HPSP Co. Ltd.	33,306	1,124,753
KT Corp.	79,772	2,127,008
		3,251,761
Indonesia — 1.37%
Indosat Tbk PT	2,603,200	1,585,049
Sumber Alfaria Trijaya Tbk PT	7,562,400	1,439,065
		3,024,114
Thailand — 0.63%
Bumrungrad Hospital PCL -
NVDR	213,800	1,389,178
Singapore — 0.43%
Hafnia Ltd.	139,120	960,347
China — 0.36%
Topsports International
Holdings Ltd. [1]	1,028,000	801,642
Total FAR EAST
(Cost $68,073,590)		74,011,198

NORTH AMERICA — 10.40%
Canada — 7.74%
Boardwalk REIT	43,974	2,367,537
Boyd Group Services, Inc.	5,400	1,134,935
CAE, Inc. *	71,200	1,536,787
Cameco Corp.	48,100	2,073,849
Celestica, Inc. *	120,300	3,523,522

	Shares, Principal Amount, or Number of Contracts	Value
Element Fleet Management
Corp.	179,700	$2,923,914
Kinaxis, Inc. *	24,311	2,728,417
Xenon Pharmaceuticals, Inc. 2,*	17,491	805,635
		17,094,596
Mexico — 1.70%
GCC SAB de CV	180,686	2,137,992
Gruma SAB de CV - B	88,910	1,627,041
		3,765,033
United States — 0.96%
Samsonite International SA 1,*	641,400	2,116,121
Total NORTH AMERICA
(Cost $18,444,499)		22,975,750

SOUTH AMERICA — 1.82%
Brazil — 1.82%
Direcional Engenharia SA	358,783	1,651,473
Embraer SA - SP ADR 2,*	128,923	2,378,629
		4,030,102
Total SOUTH AMERICA
(Cost $3,123,857)		4,030,102

MIDDLE EAST — 1.36%
Israel — 1.36%
Camtek Ltd. 2,*	18,073	1,253,905
Nice Ltd. - SP ADR 2,*	8,749	1,745,513
		2,999,418
Total MIDDLE EAST
(Cost $2,585,981)		2,999,418
Total COMMON STOCKS
(Cost $178,687,548)		208,350,953

PREFERRED STOCKS — 1.11%
EUROPE — 1.11%
Germany — 1.11%
FUCHS PETROLUB SE, 2.76% [3]	55,124	2,452,465
Total EUROPE
(Cost $2,013,550)		2,452,465
Total PREFERRED STOCKS
(Cost $2,013,550)		2,452,465

Notes to Financial Statements are an integral part of this Schedule.

25

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 2.41%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 5.24% [4]
(Cost $5,332,031)	5,332,031	$5,332,031

TOTAL INVESTMENTS
(Cost $186,033,129)	97.78%	$216,135,449
Other Assets In Excess of Liabilities	2.22%	4,904,721
Net Assets	100.00%	$221,040,170

NVDR    Non-Voting Depositary Receipt

PCL        Public Company Limited

PLC        Public Limited Company

REIT       Real Estate Investment Trust

SP ADR  Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $20,868,018, which represents 9% of Net Assets (see Note F in the Notes to Financial Statements).

[2]	Foreign security denominated and/or traded in U.S. dollars.

[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

[4]	7 day current yield as of December 31, 2023 is disclosed.

*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets

Common Stocks	94.26%
Preferred Stocks	1.11%
Short Term Investments	2.41%
Total Investments	97.78%

Other Assets In Excess of Liabilities	2.22%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets

Europe	48.31%
Far East	33.48%
North America	12.81%
South America	1.82%
Middle East	1.36%

Notes to Financial Statements are an integral part of this Schedule.

26

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets

Aerospace & Defense	4.75%
Banks	1.57%
Biotechnology	1.18%
Building Products	0.58%
Capital Markets	0.74%
Chemicals	2.77%
Commercial Services & Supplies	3.22%
Construction & Engineering	2.73%
Construction Materials	2.41%
Consumer Staples Distribution & Retail	3.58%
Diversified Telecommunication Services	0.96%
Electrical Equipment	0.49%
Electronic Equipment, Instruments & Components	5.70%
Energy Equipment & Services	2.94%
Financial Services	1.91%
Food Products	6.03%
Health Care Equipment & Supplies	4.71%
Health Care Providers & Services	1.38%
Hotels, Restaurants & Leisure	0.88%
Household Durables	0.75%
Independent Power and Renewable Electricity Producers	0.56%
Insurance	1.14%
Interactive Media & Services	2.78%

Industry	Percent of Net Assets

IT Services	2.78%
Leisure Products	0.94%
Life Sciences Tools & Services	2.40%
Machinery	7.19%
Media	1.09%
Metals & Mining	0.78%
Money Market Fund	2.41%
Multiline Retail	1.73%
Oil, Gas & Consumable Fuels	1.73%
Personal Care Products	0.56%
Real Estate Management & Development	0.52%
Residential Real Estate Investment Trusts (REITs)	1.07%
Semiconductors & Semiconductor Equipment	4.46%
Software	3.75%
Specialty Retail	4.46%
Technology Hardware, Storage & Peripherals	0.70%
Textiles, Apparel & Luxury Goods	2.96%
Trading Companies & Distributors	1.94%
Transportation Infrastructure	1.83%
Wireless Telecommunication Services	0.72%
Other Assets In Excess of Liabilities	2.22%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

27

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (the “Fund”) returned 11.44% for the year ended December 31, 2023. The Fund outperformed its benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 9.11% for the same period.

The substantial rally in the fourth quarter enabled 2023 to end up being a strong year for the U.S. equity market. This was a welcome bounce back after the sharp bear market decline of 2022. For the full year 2023, large caps outperformed micro and small caps as seven mega cap tech stocks (the Magnificent Seven) drove meaningful outperformance in the large cap indices and the Nasdaq. Interestingly, on an equal weighted basis, excluding the Magnificent Seven, the S&P 500 performed in a similar manner to small caps.

From a macro perspective, the U.S. economy continues to grow, and there seem to be no immediate signs of recession. The labor market also appears very resilient with recent strong job growth and low unemployment claims. While we believe that the inverted yield curve still needs to be respected due to its track record of consistently preceding recessions, we perceive multiple reasons why a recession may be avoided. These include tremendous fiscal stimulus, healthy consumer balance sheets, the strong labor market, the unique nature of the post-pandemic recovery, improving productivity, reshoring of manufacturing back to the U.S. and the idea that a number of key areas of the U.S. economy already experienced rolling recessions at different intervals and are now seeing a series of rolling expansions. Lower yields have been fueled in part by continued positive signs of disinflation towards the Fed’s target inflation level of two percent. This slowing inflation prompted Federal Reserve Chair Jay Powell at the December Federal Open Market Committee (FOMC) meeting to pivot away from raising interest rates and toward possibly cutting rates in 2024. This is an important change in the Fed’s monetary policy positioning.

Could the long bear market for micro and small caps be over? The bear market started in 2021 and was one of the longest and deepest micro/small cap bear markets in history. We believe that the recent price action in equities suggests that this bear market may be over and a new market cycle may be underway. Again, while we continue to respect the inverted yield curve and the potential for a recession, we perceive compelling reasons to be bullish as 2024 gets underway.

During 2023, the key sector contributors to performance versus the Benchmark were the Fund’s selection of holdings in consumer staples, consumer discretionary and materials sectors.

e.l.f. Beauty, Inc. (Ticker: ELF) was the contributor to the Fund’s performance for the year. The company is a leading manufacturer of mass market and clean beauty products. ELF reported multiple quarters that were well above initial earnings estimates and released guidance that exceeded consensus expectations. Specifically, the consensus estimate for earnings per share for the fiscal year ended March 2024 rose from $1.24 at the start of the year to $2.71 at the end of 2023.

ImmunoGen, Inc. (Ticker: IMGN) was another top contributor to Fund performance for the year. ImmunoGen, Inc. engages in the discovery and development of antibody-drug conjugates to improve outcomes for cancer patients. In November, AbbVie announced it would acquire IMGN for a 90% premium to last sale. We determined an overbid was unlikely given the premium and the competitive bidding process run by IMGN. As a result, we sold the Fund’s position.

In 2023, the information technology and energy sectors detracted the most from Fund performance. The Fund also underperformed versus the Benchmark in industrials, financials and communication services.

The holding that detracted the most from the Fund’s return during the year was Ventyx Biosciences, Inc. (Ticker: VTYX). The company is a clinical-stage biopharmaceutical company, which focuses on developing novel, small molecule therapeutics for the treatment of autoimmune diseases. During the year, VTYX released two datasets that missed investor expectations. Both datasets showed results that appeared to be similar to current, on-market options. As a result, the stock was down significantly after releasing each dataset. We subsequently eliminated the position as a result.

Xponential Fitness, Inc. Class A (Ticker: XPOF) also detracted from the Fund’s returns. Xponential Fitness, Inc. is the largest global franchisor of boutique fitness brands spanning ten verticals. The company was a top detractor after two negative reports were published that called into question XPOF’s franchisee economics and management credibility. Additionally, in September the company offered longer-term guidance that was below expectations, causing estimates for 2025 earnings to be revised lower.

28

Near-term, the market appears to be somewhat overbought after the sharp year-end rally, but the market’s breadth and overall technical picture are the best we have seen since before the start of the recent bear market. Near-term market conditions should continue to be influenced by the direction of treasury yields, inflation, and of course, the Fed. Smaller cap valuations, however, remain appealing to us, especially compared to large caps. As detailed above, smaller cap stocks in general continue to trade at their second largest discount to large caps over the past 40 years. We believe that the case for smaller cap stocks is also very compelling as history shows that micro and small caps typically outperform during the first five years or more of a new market cycle and post dovish policy shifts by the Fed.

There are multiple reasons to be constructive on the market as 2024 gets underway. Key reasons are lower inflation, potential rate cuts or at least more dovish Fed policy, the current economic strength, and the ample evidence that the widely expected recession is not here yet and may not materialize. In our view, there are multiple reasons we should continue to avoid a recession. That said, we do need to respect the impeccable record of the sharply inverted yield curve in predicting recessions. While we understand that, in light of the long and variable lag of monetary policy, it would be historically unique for a recession to be avoided, we nonetheless believe that the reasons for economic growth remain persuasive.

Overall, we still see many dynamic investment opportunities which have attractive valuations. We believe that these holdings nicely fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.

Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Lead Portfolio Manager	Portfolio Manager

Prakash Vijayan
Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

29

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.42% as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)	11.44%	-2.60%	18.08%	14.16%
Russell Microcap® Growth Index[1]	9.11%	-8.22%	5.97%	3.67%

[1]	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by FTSE Russell’s leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

30

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.46%
HEALTH CARE — 27.20%
Biotechnology — 17.95%
ADMA Biologics, Inc. *	298,106	$1,347,439
Aerovate Therapeutics, Inc. *	20,041	453,528
Apogee Therapeutics, Inc. *	44,705	1,249,058
Astria Therapeutics, Inc. *	50,220	385,690
Biohaven Ltd. *	36,903	1,579,448
Biomea Fusion, Inc. *	57,116	829,324
Crinetics Pharmaceuticals, Inc. *	160,542	5,712,084
Day One Biopharmaceuticals, Inc. *	57,930	845,778
Dynavax Technologies Corp. *	192,517	2,691,388
Ideaya Biosciences, Inc. *	98,327	3,498,475
Ironwood Pharmaceuticals, Inc. *	52,848	604,581
KalVista Pharmaceuticals, Inc. *	68,998	845,225
Kiniksa Pharmaceuticals Ltd. - A *	79,338	1,391,589
Merus NV 1,*	81,762	2,248,455
Morphic Holding, Inc. *	16,219	468,405
Nuvalent, Inc. - A *	38,851	2,859,045
Rhythm Pharmaceuticals, Inc. *	69,123	3,177,584
Vaxcyte, Inc. *	50,737	3,186,284
Veracyte, Inc. *	49,024	1,348,650
Xenon Pharmaceuticals, Inc. 1,*	112,912	5,200,727
		39,922,757
Health Care Equipment & Supplies — 5.04%
Alphatec Holdings, Inc. *	157,094	2,373,690
Inspire Medical Systems, Inc. *	3,989	811,482
LeMaitre Vascular, Inc.	11,632	660,232
PROCEPT BioRobotics Corp. *	44,415	1,861,433
RxSight, Inc. *	63,518	2,561,046
TransMedics Group, Inc. *	37,330	2,946,457
		11,214,340
Pharmaceuticals — 2.76%
Cymabay Therapeutics, Inc. *	100,939	2,384,179
Edgewise Therapeutics, Inc. *	31,349	342,958
Structure Therapeutics, Inc. *	83,492	3,403,134
		6,130,271
Health Care Providers & Services — 1.45%
NeoGenomics, Inc. *	93,707	1,516,179
PetIQ, Inc. *	86,810	1,714,498
		3,230,677
Total HEALTH CARE
(Cost $39,320,946)		60,498,045

INDUSTRIALS — 20.91%
Trading Companies & Distributors — 4.57%
FTAI Aviation Ltd.	92,938	4,312,323

	Shares, Principal Amount, or Number of Contracts	Value
H&E Equipment Services, Inc.	31,469	$1,646,458
Hudson Technologies, Inc. *	154,118	2,079,052
McGrath RentCorp	17,681	2,115,001
		10,152,834
Construction & Engineering — 4.20%
Construction Partners, Inc. - A *	31,566	1,373,752
MYR Group, Inc. *	12,605	1,823,061
Primoris Services Corp.	42,617	1,415,311
Sterling Infrastructure, Inc. *	53,696	4,721,489
		9,333,613
Machinery — 3.94%
Blue Bird Corp. *	84,932	2,289,767
Federal Signal Corp.	28,959	2,222,313
The Greenbrier Cos., Inc.	35,543	1,570,290
Wabash National Corp.	104,769	2,684,182
		8,766,552
Aerospace & Defense — 3.53%
AAR Corp. *	52,416	3,270,759
AeroVironment, Inc. *	23,121	2,914,171
Kratos Defense & Security Solutions, Inc. *	82,456	1,673,032
		7,857,962
Commercial Services & Supplies — 1.99%
ACV Auctions, Inc. - A *	112,514	1,704,587
CECO Environmental Corp. *	45,069	913,999
Montrose Environmental Group, Inc. *	42,907	1,378,602
Performant Financial Corp. *	139,653	436,416
		4,433,604
Ground Transportation — 1.26%
ArcBest Corp.	23,320	2,803,297
Professional Services — 0.81%
Huron Consulting Group, Inc. *	17,447	1,793,552
Electrical Equipment — 0.61%
Enovix Corp. *	108,798	1,362,151
Total INDUSTRIALS
(Cost $36,532,388)		46,503,565

INFORMATION TECHNOLOGY — 14.85%
Semiconductors & Semiconductor Equipment — 5.09%
Aehr Test Systems *	22,205	589,099
Camtek Ltd. 1,*	73,232	5,080,836
Credo Technology Group Holding Ltd. *	99,209	1,931,599
SkyWater Technology, Inc. *	128,556	1,236,709
Veeco Instruments, Inc. *	79,930	2,480,228
		11,318,471
Software — 3.65%
Agilysys, Inc. *	37,239	3,158,612
Alkami Technology, Inc. *	76,578	1,857,016

Notes to Financial Statements are an integral part of this Schedule.

31

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Cleanspark, Inc. *	101,264	$1,116,942
PROS Holdings, Inc. *	45,365	1,759,708
SilverSun Technologies, Inc.	12,860	220,035
		8,112,313
IT Services — 2.56%
Couchbase, Inc. *	117,129	2,637,745
Fastly, Inc. - A *	92,398	1,644,684
Grid Dynamics Holdings, Inc. *	105,156	1,401,730
		5,684,159
Communications Equipment — 2.02%
Applied Optoelectronics, Inc. *	213,180	4,118,638
Aviat Networks, Inc. *	11,740	383,428
		4,502,066
Electronic Equipment, Instruments & Components — 1.53%
Arlo Technologies, Inc. *	286,036	2,723,063
Bel Fuse, Inc. - B	10,345	690,735
		3,413,798
Total INFORMATION
TECHNOLOGY
(Cost $27,294,242)		33,030,807

CONSUMER DISCRETIONARY — 14.60%
Diversified Consumer Services — 4.29%
Adtalem Global Education, Inc. *	17,675	1,041,941
Mister Car Wash, Inc. *	102,077	881,946
OneSpaWorld Holdings Ltd. 1,*	224,390	3,163,899
Stride, Inc. *	52,370	3,109,207
WW International, Inc. *	153,856	1,346,240
		9,543,233
Household Durables — 3.29%
Beazer Homes USA, Inc. *	75,747	2,559,491
Century Communities, Inc.	24,959	2,274,763
Installed Building Products, Inc.	13,623	2,490,557
		7,324,811
Specialty Retail — 2.83%
Abercrombie & Fitch Co. - A *	23,974	2,114,986
Arhaus, Inc. *	143,744	1,703,367
National Vision Holdings, Inc. *	42,467	888,834
Warby Parker, Inc. - A *	112,497	1,586,208
		6,293,395
Automobile Components — 2.26%
Modine Manufacturing Co. *	83,993	5,014,382
Hotels, Restaurants & Leisure — 1.93%
First Watch Restaurant Group, Inc. *	76,037	1,528,344
Genius Sports Ltd. 1,*	247,130	1,527,263

	Shares, Principal Amount, or Number of Contracts	Value
Kura Sushi USA, Inc. - A *	16,275	$1,236,900
		4,292,507
Total CONSUMER
DISCRETIONARY
(Cost $24,247,036)		32,468,328

FINANCIALS — 10.70%
Insurance — 5.33%
Goosehead Insurance, Inc. - A *	26,797	2,031,213
HCI Group, Inc.	31,577	2,759,830
Heritage Insurance Holdings, Inc. *	228,123	1,487,362
Mercury General Corp.	54,390	2,029,291
Palomar Holdings, Inc. *	17,009	943,999
Skyward Specialty Insurance Group, Inc. *	76,658	2,597,173
		11,848,868
Banks — 3.80%
Customers Bancorp, Inc. *	47,414	2,731,995
Live Oak Bancshares, Inc.	24,686	1,123,213
The Bancorp, Inc. *	66,574	2,567,093
Triumph Financial, Inc. *	25,460	2,041,383
		8,463,684
Capital Markets — 1.15%
PJT Partners, Inc. – A	25,204	2,567,532
Financial Services — 0.42%
Remitly Global, Inc. *	47,932	930,839
Total FINANCIALS
(Cost $20,950,744)		23,810,923

CONSUMER STAPLES — 3.16%
Beverages — 2.27%
Celsius Holdings, Inc. *	20,224	1,102,613
MGP Ingredients, Inc.	14,505	1,429,033
The Vita Coco Co., Inc. *	98,413	2,524,293
		5,055,939
Personal Care Products — 0.84%
elf Beauty, Inc. *	12,872	1,857,944
Food Products — 0.05%
The Real Good Food Co., Inc. *	70,295	106,848
Total CONSUMER STAPLES
(Cost $4,020,118)		7,020,731

ENERGY — 3.09%
Oil, Gas & Consumable Fuels — 1.64%
Uranium Energy Corp. *	569,739	3,646,330
Energy Equipment & Services — 1.45%
Liberty Energy, Inc.	44,734	811,475
Tidewater, Inc. *	33,506	2,416,117
		3,227,592
Total ENERGY
(Cost $5,345,381)		6,873,922

Notes to Financial Statements are an integral part of this Schedule.

32

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
MATERIALS — 2.96%
Metals & Mining — 1.27%
ATI, Inc. *	62,010	$2,819,595
Construction Materials — 0.85%
Knife River Corp. *	28,470	1,884,144
Chemicals — 0.84%
Aspen Aerogels, Inc. *	119,291	1,882,412
Total MATERIALS
(Cost $3,954,546)		6,586,151

COMMUNICATION SERVICES — 1.99%
Interactive Media & Services — 1.23%
EverQuote, Inc. - A *	134,229	1,642,963
QuinStreet, Inc. *	85,080	1,090,725
		2,733,688
Media — 0.76%
Gambling.com Group Ltd. 1,*	118,904	1,159,314
Perion Network Ltd. 1,*	17,555	541,923
		1,701,237
Total COMMUNICATION
SERVICES
(Cost $4,093,153)		4,434,925
Total COMMON STOCKS
(Cost $165,758,554)		221,227,397

SHORT TERM INVESTMENTS — 0.15%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 5.24% [2]
(Cost $331,796)	331,796	331,796

TOTAL INVESTMENTS
(Cost $166,090,350)	99.61%	$221,559,193
Other Assets In Excess of Liabilities	0.39%	869,206
Net Assets	100.00%	$222,428,399

[1]	Foreign security denominated and/or traded in U.S. dollars.

[2]	7 day current yield as of December 31, 2023 is disclosed.

*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets

Common Stocks	99.46%
Short Term Investments	0.15%
Total Investments	99.61%

Other Assets In Excess of Liabilities	0.39%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

33

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets

Aerospace & Defense	3.53%
Automobile Components	2.26%
Banks	3.80%
Beverages	2.27%
Biotechnology	17.95%
Capital Markets	1.15%
Chemicals	0.84%
Commercial Services & Supplies	1.99%
Communications Equipment	2.02%
Construction & Engineering	4.20%
Construction Materials	0.85%
Diversified Consumer Services	4.29%
Electrical Equipment	0.61%
Electronic Equipment, Instruments & Components	1.53%
Energy Equipment & Services	1.45%
Financial Services	0.42%
Food Products	0.05%
Ground Transportation	1.26%
Health Care Equipment & Supplies	5.04%
Health Care Providers & Services	1.45%

Industry	Percent of Net Assets

Hotels, Restaurants & Leisure	1.93%
Household Durables	3.29%
Insurance	5.33%
Interactive Media & Services	1.23%
IT Services	2.56%
Machinery	3.94%
Media	0.76%
Metals & Mining	1.27%
Money Market Fund	0.15%
Oil, Gas & Consumable Fuels	1.64%
Personal Care Products	0.84%
Pharmaceuticals	2.76%
Professional Services	0.81%
Semiconductors & Semiconductor Equipment	5.09%
Software	3.65%
Specialty Retail	2.83%
Trading Companies & Distributors	4.57%
Other Assets In Excess of Liabilities	0.39%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

34

Driehaus Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Small Cap Growth Fund (“Fund”) Investor class (DVSMX) returned 18.92% and Institutional class (DNSMX) returned 19.12% for the year ended December 31, 2023. This return outperformed the Fund’s benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 18.66% for the same period.

The substantial rally in the fourth quarter enabled 2023 to end up being a strong year for the U.S. equity market. This was a welcome bounce back after the sharp bear market decline of 2022. For the full year 2023, large caps outperformed micro and small caps as seven mega cap tech stocks (the Magnificent Seven) drove meaningful outperformance in the large cap indices and the Nasdaq. Interestingly, on an equal weighted basis, excluding the Magnificent Seven, the S&P 500 performed in a similar manner to small caps.

From a macro perspective, the U.S. economy continues to grow and there seem to be no immediate signs of recession. The labor market also appears resilient with recent strong job growth and low unemployment claims. While we believe that the inverted yield curve still needs to be respected due to its track record of consistently preceding recessions, we perceive multiple reasons why a recession may be avoided. These include tremendous fiscal stimulus, healthy consumer balance sheets, the strong labor market, the unique nature of the post-pandemic recovery, improving productivity, reshoring of manufacturing back to the U.S. and the idea that a number of key areas of the U.S. economy already experienced rolling recessions at different intervals and are now seeing a series of rolling expansions. Lower yields have been fueled in part by continued positive signs of disinflation towards the Fed’s target inflation level of two percent. This slowing inflation prompted Federal Reserve Chair Jay Powell at the December Federal Open Market Committee (FOMC) meeting to pivot away from raising interest rates and toward possibly cutting rates in 2024. This is an important change in the Fed’s monetary policy positioning.

Could the long bear market for micro and small caps be over? The bear market started in 2021 and was one of the longest and deepest micro/small cap bear markets in history. We believe that the recent price action in equities suggests that this the bear market may be over and a new market cycle may be underway. Again, while we continue to respect the inverted yield curve and the potential for a recession, we perceive compelling reasons to be bullish as 2024 gets underway.

During 2023, the key sector contributors to performance versus the Benchmark were the Fund’s selection of holdings in consumer staples, energy and materials sectors.

Super Micro Computer Inc. (Ticker: SMCI) was the top contributor to Fund performance for the year. The company engages in the distribution and manufacture of technology solutions and computing products, such as servers. SMCI was a top contributor after preannouncing positive earnings per share (EPS) that exceeded expectations and revenue for the June 2023 quarter beating expectations by 20%. SMCI further benefitted from being a close partner with mega-cap Nvidia and the growing buildout of AI infrastructure. During 2023, SMCI experienced record design wins and orders, with a fast-growing backlog for rack-scale AI servers.

e.l.f. Beauty, Inc. (Ticker: ELF) was another top contributor to the Fund’s performance for the year. The company is a leading manufacturer of mass market and clean beauty products. ELF reported multiple quarters that were well above initial earnings estimates and released guidance that exceeded consensus expectations. Specifically, the consensus estimate for earnings per share for the fiscal year ended March 2024 rose from $1.24 at the start of the year to $2.71 at the end of 2023.

In 2023, the Fund’s stock selection in consumer discretionary, communication services and financials under-performed the most versus the Benchmark.

The holding that detracted the most from the Fund’s return in 2023 was Calix, Inc. (ticker CALX). Calix, Inc. offers software-centric broadband communications access systems that enable service providers to transform their networks. While company-specific sales and earnings estimate revisions were positive, industry datapoints in the first half of 2023 showed a sharp contraction in new orders placed by service providers. With this weakness expected to persist, the stock experienced price weakness consistent with its network industry peers.

35

Halozyme Therapeutics (Ticker: HALO) also detracted from the Fund’s returns. Halozyme Therapeutics, inc. is a commercial-stage drug company that receives royalties and supply revenue from partners for their technology that enables intravenous drugs to be formulated for subcutaneous administration. HALO was a top detractor as the durability of their franchise came into greater doubt due to new interpretations of pharmaceutical pricing legislation and increased competitive intensity from novel technologies and companies pursuing better drug-like properties for antibodies.

Near-term the market appears to be somewhat overbought after the sharp year-end rally, but the market’s breadth and overall technical picture are the best we have seen since before the start of the recent bear market. Near-term market conditions should continue to be influenced by the direction of treasury yields, inflation, and of course, the Fed. Smaller cap valuations, however, remain appealing to us, especially compared to large caps. As detailed above, small cap stocks in general continue to trade at their second largest discount to large caps over the past 40 years. We believe that the case for small cap stocks is also very compelling as history shows that small caps typically outperform during the first five years or more of a new market cycle and post dovish policy shifts by the Fed.

There are multiple reasons to be constructive on the market as 2024 gets underway. Key reasons are lower inflation, potential rate cuts or at least more dovish Fed policy, the current economic strength, and the ample evidence that the widely expected recession is not here yet and may not materialize. In our view, there are multiple reasons we should continue to avoid a recession. That said, we do need to respect the impeccable record of the sharply inverted yield curve in predicting recessions. While we understand that, in light of the long and variable lag of monetary policy, it would be historically unique for a recession to be avoided, we nonetheless believe that the reasons for economic growth remain persuasive.

Overall, we still see many dynamic investment opportunities which have attractive valuations. We believe that these holdings nicely fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.

Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Lead Portfolio Manager	Portfolio Manager

Prakash Vijayan
Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

36

Driehaus Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratios for the Investor Class and Institutional Class are 1.00% and 0.75%, respectively, as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	Since Inception (8/21/17 - 12/31/23)	10 Years
Driehaus Small Cap Growth Fund Investor Class (DVSMX)[1]	18.92%	-1.73%	16.86%	16.63%	12.98%
Driehaus Small Cap Growth Fund Institutional Class (DNSMX)[1]	19.19%	-1.50%	17.18%	16.94%	13.17%
Russell 2000® Growth Index[2]	18.66%	-3.50%	9.22%	7.86%	7.16%

[1]	The Driehaus Small Cap Growth Fund (“the Fund”) performance shown above includes the performance of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Partnership was managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Partnership’s assets together with the assets of the Driehaus Institutional Small Cap Recovery Fund, L.P., Driehaus Small Cap Recovery Fund, L.P. and Driehaus Small Cap Investors, L.P. (together, the “Limited Partnerships”) on August 21, 2017. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell 2000® Growth Index measures the performance of the small cap growth segment of the US Equity universe. It includes those Russell 2000® companies with higher price-value ratio and higher forecasted growth values. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

37

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.19%
INDUSTRIALS — 26.62%
Trading Companies & Distributors — 6.94%
Applied Industrial
Technologies, Inc.	48,689	$8,408,103
Boise Cascade Co.	49,818	6,444,456
Core & Main, Inc. - A *	141,417	5,714,661
FTAI Aviation Ltd.	191,914	8,904,810
Herc Holdings, Inc.	27,169	4,045,192
MSC Industrial Direct Co., Inc. - A	30,946	3,133,592
SiteOne Landscape Supply, Inc. *	14,295	2,322,938
		38,973,752
Construction & Engineering — 5.63%
API Group Corp. *	106,365	3,680,229
Arcosa, Inc.	43,517	3,596,245
Comfort Systems USA, Inc.	38,570	7,932,692
EMCOR Group, Inc.	26,382	5,683,474
Fluor Corp. *	209,491	8,205,762
Sterling Infrastructure, Inc. *	28,401	2,497,300
		31,595,702
Aerospace & Defense — 3.97%
Axon Enterprise, Inc. *	36,312	9,380,479
Curtiss-Wright Corp.	19,034	4,240,585
Leonardo DRS, Inc. *	266,582	5,342,303
Moog, Inc. - A	23,197	3,358,462
		22,321,829
Machinery — 3.91%
Chart Industries, Inc. *	26,407	3,600,066
Crane Co.	27,611	3,261,964
Federal Signal Corp.	97,855	7,509,393
SPX Technologies, Inc. *	74,910	7,566,659
		21,938,082
Ground Transportation — 2.00%
Saia, Inc. *	25,580	11,209,668
Commercial Services & Supplies — 1.66%
MSA Safety, Inc.	16,623	2,806,461
Tetra Tech, Inc.	39,172	6,538,982
		9,345,443
Building Products — 1.47%
AAON, Inc.	36,050	2,663,013
The AZEK Co., Inc. *	80,507	3,079,393
Zurn Elkay Water Solutions Corp.	84,576	2,487,380
		8,229,786
Electrical Equipment — 1.04%
Enovix Corp. *	174,795	2,188,433

	Shares, Principal Amount, or Number of Contracts	Value
NEXTracker, Inc. - A *	78,241	$3,665,591
		5,854,024
Total INDUSTRIALS
(Cost $113,128,294)		149,468,286

INFORMATION TECHNOLOGY — 23.88%
Software — 11.73%
Agilysys, Inc. *	43,686	3,705,446
Appfolio, Inc. - A *	37,868	6,560,252
Braze, Inc. - A *	126,168	6,703,306
CyberArk Software Ltd. *	40,113	8,786,753
Elastic NV 1,*	41,055	4,626,898
Freshworks, Inc. - A *	187,159	4,396,365
Gitlab, Inc. - A *	136,972	8,623,757
Marathon Digital Holdings, Inc. *	140,142	3,291,936
Monday.com Ltd. *	56,269	10,567,881
Sprout Social, Inc. - A *	45,818	2,815,058
SPS Commerce, Inc. *	30,056	5,826,055
		65,903,707
Semiconductors & Semiconductor Equipment — 5.35%
Camtek Ltd. 1,*	163,900	11,371,382
Onto Innovation, Inc. *	75,322	11,516,734
Rambus, Inc. *	104,476	7,130,487
		30,018,603
Technology Hardware, Storage & Peripherals — 2.86%
Super Micro Computer, Inc. *	56,601	16,089,400
Electronic Equipment, Instruments & Components — 2.52%
Badger Meter, Inc.	25,982	4,010,842
Celestica, Inc. 1,*	48,240	1,412,467
Fabrinet 1,*	45,755	8,708,549
		14,131,858
IT Services — 0.74%
Endava PLC - SP ADR 1,*	53,304	4,149,716
Communications Equipment — 0.68%
Applied Optoelectronics, Inc. *	197,817	3,821,825
Total INFORMATION
TECHNOLOGY
(Cost $105,568,250)		134,115,109

HEALTH CARE — 19.27%
Biotechnology — 12.66%
Apellis Pharmaceuticals, Inc. *	61,379	3,674,147
Apogee Therapeutics, Inc. *	107,673	3,008,384
Biomea Fusion, Inc. *	103,974	1,509,702
Crinetics Pharmaceuticals, Inc. *	249,638	8,882,120
Cytokinetics, Inc. *	40,389	3,372,078
Halozyme Therapeutics, Inc. *	66,269	2,449,302
Karuna Therapeutics, Inc. *	8,837	2,796,999
Krystal Biotech, Inc. *	39,210	4,864,392
Merus NV 1,*	125,642	3,455,155

Notes to Financial Statements are an integral part of this Schedule.

38

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Natera, Inc. *	70,408	$4,410,357
Nuvalent, Inc. - A *	104,652	7,701,341
Ultragenyx Pharmaceutical, Inc. *	72,056	3,445,718
Vaxcyte, Inc. *	158,804	9,972,891
Xenon Pharmaceuticals, Inc. 1,*	251,183	11,569,489
		71,112,075
Health Care Equipment & Supplies — 4.86%
Alphatec Holdings, Inc. *	259,058	3,914,367
Axonics, Inc. *	85,874	5,343,939
Glaukos Corp. *	70,443	5,599,514
Inspire Medical Systems, Inc. *	23,953	4,872,759
TransMedics Group, Inc. *	96,024	7,579,174
		27,309,753
Pharmaceuticals — 1.75%
Axsome Therapeutics, Inc. *	53,334	4,244,853
Structure Therapeutics, Inc. *	136,684	5,571,240
		9,816,093
Total HEALTH CARE
(Cost $80,406,597)		108,237,921

CONSUMER DISCRETIONARY — 8.71%
Hotels, Restaurants & Leisure — 2.84%
Cava Group, Inc. *	89,224	3,834,848
Dutch Bros, Inc. - A *	182,979	5,794,945
Wingstop, Inc.	24,652	6,325,210
		15,955,003
Diversified Consumer Services — 1.75%
Duolingo, Inc. *	29,693	6,735,857
Grand Canyon Education, Inc. *	23,385	3,087,755
		9,823,612
Household Durables — 1.53%
Installed Building Products, Inc.	15,121	2,764,421
Meritage Homes Corp.	33,567	5,847,372
		8,611,793
Specialty Retail — 1.40%
American Eagle Outfitters, Inc.	136,137	2,880,659
Carvana Co. *	52,892	2,800,103
The Gap, Inc.	103,009	2,153,918
		7,834,680
Broadline Retail — 0.65%
Ollie’s Bargain Outlet Holdings, Inc. *	48,336	3,668,219
Automobile Components — 0.54%
Modine Manufacturing Co. *	50,332	3,004,820
Total CONSUMER
DISCRETIONARY
(Cost $39,759,137)		48,898,127

	Shares, Principal Amount, or Number of Contracts	Value
CONSUMER STAPLES — 6.85%
Personal Care Products — 4.59%
BellRing Brands, Inc. *	228,462	$12,663,649
elf Beauty, Inc. *	61,893	8,933,635
Inter Parfums, Inc.	29,205	4,205,812
		25,803,096
Food Products — 1.01%
Freshpet, Inc. *	65,249	5,661,003
Consumer Staples Distribution & Retail — 0.68%
Sprouts Farmers Market, Inc. *	79,498	3,824,649
Beverages — 0.57%
Celsius Holdings, Inc. *	58,520	3,190,511
Total CONSUMER STAPLES
(Cost $22,420,739)		38,479,259

FINANCIALS — 5.17%
Banks — 1.79%
Customers Bancorp, Inc. *	58,106	3,348,068
Western Alliance Bancorp	101,669	6,688,803
		10,036,871
Insurance — 1.61%
HCI Group, Inc.	36,288	3,171,571
Kinsale Capital Group, Inc.	7,824	2,620,336
Skyward Specialty Insurance Group, Inc. *	95,448	3,233,778
		9,025,685
Capital Markets — 1.08%
Evercore, Inc. – A	35,637	6,095,709
Financial Services — 0.69%
Flywire Corp. *	93,030	2,153,645
Remitly Global, Inc. *	89,498	1,738,051
		3,891,696
Total FINANCIALS
(Cost $24,574,814)		29,049,961

ENERGY — 4.74%
Oil, Gas & Consumable Fuels — 2.91%
Cameco Corp. [1]	254,180	10,955,158
Uranium Energy Corp. *	845,825	5,413,280
		16,368,438
Energy Equipment & Services — 1.83%
TechnipFMC PLC [1]	272,705	5,492,279
Weatherford International PLC *	48,815	4,775,571
		10,267,850
Total ENERGY
(Cost $16,683,071)		26,636,288

MATERIALS — 2.95%
Metals & Mining — 2.44%
ATI, Inc. *	152,225	6,921,670

Notes to Financial Statements are an integral part of this Schedule.

39

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Carpenter Technology Corp.	95,586	$6,767,489
		13,689,159
Construction Materials — 0.51%
Summit Materials, Inc. - A *	73,905	2,842,386
Total MATERIALS
(Cost $11,663,279)		16,531,545
Total COMMON STOCKS
(Cost $414,204,181)		551,416,496

SHORT TERM INVESTMENTS — 1.37%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 5.24% [2]
(Cost $7,728,396)	7,728,396	7,728,396

TOTAL INVESTMENTS
(Cost $421,932,577)	99.56%	$559,144,892
Other Assets In Excess of Liabilities	0.44%	2,444,719
Net Assets	100.00%	$561,589,611

PLC           Public Limited Company

SP ADR     Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.

[2]	7 day current yield as of December 31, 2023 is disclosed.

*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets

Common Stocks	98.19%
Short Term Investments	1.37%
Total Investments	99.56%

Other Assets In Excess of Liabilities	0.44%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

40

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets

Aerospace & Defense	3.97%
Automobile Components	0.54%
Banks	1.79%
Beverages	0.57%
Biotechnology	12.66%
Broadline Retail	0.65%
Building Products	1.47%
Capital Markets	1.08%
Commercial Services & Supplies	1.66%
Communications Equipment	0.68%
Construction & Engineering	5.63%
Construction Materials	0.51%
Consumer Staples Distribution & Retail	0.68%
Diversified Consumer Services	1.75%
Electrical Equipment	1.04%
Electronic Equipment, Instruments & Components	2.52%
Energy Equipment & Services	1.83%
Financial Services	0.69%
Food Products	1.01%
Ground Transportation	2.00%

Industry	Percent of Net Assets

Health Care Equipment & Supplies	4.86%
Hotels, Restaurants & Leisure	2.84%
Household Durables	1.53%
Insurance	1.61%
IT Services	0.74%
Machinery	3.91%
Metals & Mining	2.44%
Money Market Fund	1.37%
Oil, Gas & Consumable Fuels	2.91%
Personal Care Products	4.59%
Pharmaceuticals	1.75%
Semiconductors & Semiconductor Equipment	5.35%
Software	11.73%
Specialty Retail	1.40%
Technology Hardware, Storage & Peripherals	2.86%
Trading Companies & Distributors	6.94%
Other Assets In Excess of Liabilities	0.44%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

41

Driehaus Small/Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Small/Mid Cap Growth Fund (the “Fund”) returned 20.71% for the year ended December 31, 2023. This return outperformed the Fund’s benchmark, the Russell 2500® Growth Index (the “Benchmark”), which returned 18.93% for the same period.

The substantial rally in the fourth quarter enabled 2023 to end up being a strong year for the U.S. equity market. This was a welcome bounce back after the sharp bear market decline of 2022. For the full year 2023, large caps outperformed micro and small caps as the seven mega cap tech stocks (the Magnificent Seven) drove meaningful outperformance in the large cap indices and the Nasdaq. Interestingly, on an equal weighted basis, excluding the Magnificent Seven, the S&P 500 performed in a similar manner to small caps.

From a macro perspective, the U.S. economy continues to grow, and there seem to be no immediate signs of recession. The labor market also appears very resilient with recent strong job growth and low unemployment claims. While we believe that the inverted yield curve still needs to be respected due to its track record of consistently preceding recessions, we perceive multiple reasons why a recession may be avoided. These include tremendous fiscal stimulus, healthy consumer balance sheets, the strong labor market, the unique nature of the post-pandemic recovery, improving productivity, reshoring of manufacturing back to the U.S. and the idea that a number of key areas of the U.S. economy already experienced rolling recessions at different intervals and are now seeing a series of rolling expansions. Lower yields have been fueled in part by continued positive signs of disinflation towards the Fed’s target inflation level of two percent. This slowing inflation prompted Federal Reserve Chair Jay Powell at the December Federal Open Market Committee (FOMC) meeting to pivot away from raising interest rates and toward possibly cutting rates in 2024. This is an important change in the Fed’s monetary policy positioning.

Could the long bear market for micro and small caps be over? The bear market started in 2021 and was one of the longest and deepest micro/small cap bear markets in history. We believe that the recent price action in equities suggests that this bear market may be over and a new market cycle may be underway. Again, while we continue to respect the inverted yield curve and the potential for a recession, we perceive compelling reasons to be bullish as 2024 gets underway.

For the year 2023, key contributors to the Fund’s performance versus the Benchmark were stock selection in the information technology, energy and consumer staples sectors.

Super Micro Computer Inc. (Ticker: SMCI) was the top contributor to Fund performance for the year. The company engages in the distribution and manufacture of technology solutions and computing products, such as servers. SMCI was a top contributor after preannouncing positive earnings per share (EPS) that exceeded expectations and revenue for the June 2023 quarter beating expectations by 20%. SMCI further benefitted from being a close partner with mega-cap Nvidia and the growing buildout of AI infrastructure. During 2023, SMCI experienced record design wins and orders, with a fast-growing backlog for rack-scale AI servers.

Builders FirstSource, Inc. (Ticker: BLDR) was also a top contributor to Fund performance for the year. Builders FirstSource, Inc. is a distributor and manufacturer of building materials for homebuilders and subcontractors in the United States serving the single family, multi-family, and repair and remodel markets. BLDR was a top contributor after reporting substantial earnings per share (EPS) upside for the first three quarters in 2023, resulting in the 2023 consensus EPS estimate rising from $6.05 at the start of the year to $13.26 at year end. In addition to strong earnings growth, the price to earnings multiple expanded from under 11x next-twelve-month EPS to 14x. Growth was driven by stronger than expected single and multi-family construction starts and better margin performance.

During the year, security selection in healthcare, financials and consumer discretionary detracted the most from the Fund’s performance versus the Benchmark.

The holding that detracted the most from the Fund’s return in 2023 was Calix, Inc. (ticker CALX). Calix, Inc. offers software-centric broadband communications access systems that enable service providers to transform their networks. While company-specific sales and earnings estimate revisions were positive, industry datapoints in the first half of 2023 showed a sharp contraction in new orders placed by service providers. With this weakness expected to persist, the stock experienced price weakness consistent with its network industry peers.

Halozyme Therapeutics (Ticker: HALO) also detracted from the Fund’s returns. Halozyme Therapeutics, Inc. is a commercial-stage drug company that receives royalties and supply revenue from partners for their technology that enables intravenous drugs to be formulated for subcutaneous administration. HALO was a top detractor as the durability of their franchise came into greater doubt due to new interpretations of pharmaceutical pricing legislation and increased competitive intensity from novel technologies and companies pursuing better drug-like properties for antibodies.

42

Near-term the market appears somewhat overbought after the sharp year-end rally, but the market’s breadth and overall technical picture are the best we have seen since before the start of the recent bear market. Near-term market conditions should continue to be influenced by the direction of treasury yields, inflation, and of course, the Fed. Smaller cap valuations, however, remain appealing to us, especially compared to large caps. As detailed above, small cap stocks in general continue to trade at their second largest discount to large caps over the past 40 years. We believe that the case for small cap stocks is also very compelling as history shows that small caps typically outperform during the first five years or more of a new market cycle and post dovish policy shifts by the Fed.

There are multiple reasons to be constructive on the market as 2024 gets underway. Key reasons are lower inflation, potential rate cuts or at least more dovish Fed policy, the current economic strength, and the ample evidence that the widely expected recession is not here yet and may not materialize. In our view, there are multiple reasons we should continue to avoid a recession. That said, we do need to respect the impeccable record of the sharply inverted yield curve in predicting recessions. While we understand that, in light of the long and variable lag of monetary policy, it would be historically unique for a recession to be avoided, we nonetheless believe that the reasons for economic growth remain persuasive.

Overall, we still see many dynamic investment opportunities which have attractive valuations. We believe that these holdings nicely fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.

Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Lead Portfolio Manager	Portfolio Manager

Prakash Vijayan
Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

43

Driehaus Small/Mid Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since May 1, 2020 (the date of the fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.54% as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	Since Inception (5/1/20 - 12/31/23)
Driehaus Small/Mid Cap Growth Fund (DSMDX)[1]	20.79%	-0.71%	15.65%
Russell 2500® Growth Index[2]	18.93%	-2.68%	10.72%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell 2500® Growth Index measures the performance of the small to midcap growth segment of the US Equity universe. It measures the performance of those Russell 2500® Index companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small to midcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

44

Driehaus Small/Mid Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.59%
INDUSTRIALS — 28.92%
Aerospace & Defense — 6.35%
Axon Enterprise, Inc. *	1,377	$355,720
Curtiss-Wright Corp.	839	186,921
HEICO Corp.	410	73,337
Howmet Aerospace, Inc.	3,143	170,099
Leonardo DRS, Inc. *	6,979	139,859
		925,936
Building Products — 6.04%
A.O. Smith Corp.	1,770	145,919
Advanced Drainage Systems, Inc.	1,882	264,684
Builders FirstSource, Inc. *	1,633	272,613
The AZEK Co., Inc. *	2,280	87,210
Zurn Elkay Water Solutions Corp.	3,721	109,435
		879,861
Machinery — 3.76%
Chart Industries, Inc. *	787	107,292
Crane Co.	870	102,782
Oshkosh Corp.	1,845	200,016
Symbotic, Inc. *	2,698	138,488
		548,578
Trading Companies & Distributors — 3.47%
Core & Main, Inc. - A *	4,038	163,175
FTAI Aviation Ltd.	1,609	74,658
SiteOne Landscape Supply, Inc. *	286	46,475
Watsco, Inc.	515	220,662
		504,970
Electrical Equipment — 2.55%
Enovix Corp. *	4,615	57,780
nVent Electric PLC [1]	1,216	71,854
Vertiv Holdings Co.	5,044	242,263
		371,897
Ground Transportation — 2.50%
Saia, Inc. *	676	296,237
XPO Logistics, Inc. *	783	68,583
		364,820
Commercial Services & Supplies — 2.26%
Clean Harbors, Inc. *	705	123,030
MSA Safety, Inc.	590	99,610
Tetra Tech, Inc.	638	106,501
		329,141
Construction & Engineering — 1.51%
Fluor Corp. *	3,367	131,885
Quanta Services, Inc.	405	87,399
		219,284

	Shares, Principal Amount, or Number of Contracts	Value
Professional Services — 0.48%
FTI Consulting, Inc. *	353	$70,300
Total INDUSTRIALS
(Cost $3,276,713)		4,214,787

INFORMATION TECHNOLOGY — 24.84%
Software — 12.82%
Appfolio, Inc. - A *	829	143,616
Braze, Inc. - A *	1,324	70,344
CyberArk Software Ltd. 1,*	1,243	272,279
Dynatrace, Inc. *	4,062	222,151
Elastic NV 1,*	1,155	130,169
Fair Isaac Corp. *	126	146,665
Gitlab, Inc. - A *	4,164	262,165
Marathon Digital Holdings, Inc. *	3,314	77,846
Monday.com Ltd. 1,*	1,395	261,995
Nutanix, Inc. - A *	3,139	149,699
SPS Commerce, Inc. *	676	131,036
		1,867,965
Semiconductors & Semiconductor Equipment — 4.97%
Camtek Ltd. 1,*	4,224	293,061
Onto Innovation, Inc. *	1,780	272,162
Rambus, Inc. *	2,324	158,613
		723,836
Technology Hardware, Storage & Peripherals — 2.74%
Super Micro Computer, Inc. *	1,404	399,101
IT Services — 1.89%
MongoDB, Inc. *	673	275,156
Electronic Equipment, Instruments & Components — 1.31%
Fabrinet 1,*	1,007	191,662
Communications Equipment — 1.11%
Arista Networks, Inc. *	690	162,502
Total INFORMATION
TECHNOLOGY
(Cost $2,789,385)		3,620,222

HEALTH CARE — 15.91%
Biotechnology — 10.82%
Alnylam Pharmaceuticals, Inc. *	367	70,247
Apellis Pharmaceuticals, Inc. *	1,619	96,913
Argenx SE - ADR 1,*	261	99,292
Crinetics Pharmaceuticals, Inc. *	6,139	218,426
Exact Sciences Corp. *	962	71,169
Incyte Corp. *	1,406	88,283
Karuna Therapeutics, Inc. *	486	153,824
Natera, Inc. *	2,381	149,146
Neurocrine Biosciences, Inc. *	606	79,847
Nuvalent, Inc. - A *	831	61,153
Vaxcyte, Inc. *	3,671	230,539

Notes to Financial Statements are an integral part of this Schedule.

45

Driehaus Small/Mid Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
Xenon Pharmaceuticals, Inc. 1,*	5,609	$258,350
		1,577,189
Health Care Equipment & Supplies — 3.93%
Glaukos Corp. *	2,198	174,719
Inspire Medical Systems, Inc. *	457	92,967
Insulet Corp. *	367	79,632
Penumbra, Inc. *	322	80,996
TransMedics Group, Inc. *	1,832	144,600
		572,914
Pharmaceuticals — 1.16%
Structure Therapeutics, Inc. *	4,155	169,358
Total HEALTH CARE
(Cost $1,881,726)		2,319,461

CONSUMER DISCRETIONARY — 10.35%
Hotels, Restaurants & Leisure — 2.76%
DraftKings, Inc. - A *	4,693	165,428
Wingstop, Inc.	920	236,054
		401,482
Specialty Retail — 2.15%
American Eagle Outfitters, Inc.	3,615	76,493
Carvana Co. *	1,376	72,846
Murphy USA, Inc.	302	107,681
The Gap, Inc.	2,725	56,980
		314,000
Textiles, Apparel & Luxury Goods — 1.92%
Deckers Outdoor Corp. *	419	280,072
Household Durables — 1.67%
DR Horton, Inc.	928	141,037
TopBuild Corp. *	273	102,173
		243,210
Diversified Consumer Services — 1.22%
Duolingo, Inc. *	781	177,170
Broadline Retail — 0.63%
Ollie’s Bargain Outlet Holdings, Inc. *	1,210	91,827
Total CONSUMER
DISCRETIONARY
(Cost $1,073,794)		1,507,761

FINANCIALS — 6.56%
Capital Markets — 3.32%
Evercore, Inc. - A	662	113,235
Houlihan Lokey, Inc.	1,220	146,290
Tradeweb Markets, Inc. - A	2,471	224,565
		484,090
Insurance — 2.08%
Kinsale Capital Group, Inc.	207	69,326
Ryan Specialty Holdings, Inc. *	1,579	67,929

	Shares, Principal Amount, or Number of Contracts	Value
W. R. Berkley Corp.	2,345	$165,838
		303,093
Banks — 1.16%
Western Alliance Bancorp	2,558	168,291
Total FINANCIALS
(Cost $827,853)		955,474

CONSUMER STAPLES — 5.63%
Personal Care Products — 3.38%
BellRing Brands, Inc. *	5,999	332,524
elf Beauty, Inc. *	1,108	159,929
		492,453
Food Products — 0.84%
Freshpet, Inc. *	1,416	122,852
Beverages — 0.73%
Celsius Holdings, Inc. *	1,951	106,369
Consumer Staples Distribution & Retail — 0.68%
Sprouts Farmers Market, Inc. *	2,066	99,395
Total CONSUMER STAPLES
(Cost $592,285)		821,069

ENERGY — 3.16%
Oil, Gas & Consumable Fuels — 2.24%
Cameco Corp. [1]	7,594	327,301
Energy Equipment & Services — 0.92%
TechnipFMC PLC [1]	6,639	133,710
Total ENERGY
(Cost $258,052)		461,011

COMMUNICATION SERVICES — 1.78%
Interactive Media & Services — 1.78%
Pinterest, Inc. - A *	6,997	259,169
Total COMMUNICATION
SERVICES
(Cost $185,931)		259,169

MATERIALS — 1.44%
Metals & Mining — 0.76%
ATI, Inc. *	2,449	111,356
Construction Materials — 0.68%
Summit Materials, Inc. - A *	2,562	98,534
Total MATERIALS
(Cost $165,388)		209,890
Total COMMON STOCKS
(Cost $11,051,127)		14,368,844

Notes to Financial Statements are an integral part of this Schedule.

46

Driehaus Small/Mid Cap Growth Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 3.02%
Northern Institutional
Government Portfolio (Shares
Class), 5.17% [2]
(Cost $440,421)	440,421	$440,421

TOTAL INVESTMENTS
(Cost $11,491,548)	101.61%	$14,809,265
Liabilities In Excess of Other
Assets	(1.61)%	(234,215)
Net Assets	100.00%	$14,575,050

ADR American Depositary Receipt

PLC Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2023 is disclosed.
*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets
Common Stocks	98.59%
Short Term Investments	3.02%
Total Investments	101.61%

Liabilities In Excess of Other Assets	(1.61)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

47

Driehaus Small/Mid Cap Growth Fund

Schedule of Investments

December 31, 2023

Industry	Percent of Net Assets
Aerospace & Defense	6.35%
Banks	1.16%
Beverages	0.73%
Biotechnology	10.82%
Broadline Retail	0.63%
Building Products	6.04%
Capital Markets	3.32%
Commercial Services & Supplies	2.26%
Communications Equipment	1.11%
Construction & Engineering	1.51%
Construction Materials	0.68%
Consumer Staples Distribution & Retail	0.68%
Diversified Consumer Services	1.22%
Electrical Equipment	2.55%
Electronic Equipment, Instruments & Components	1.31%
Energy Equipment & Services	0.92%
Food Products	0.84%
Ground Transportation	2.50%
Health Care Equipment & Supplies	3.93%
Hotels, Restaurants & Leisure	2.76%

Industry	Percent of Net Assets
Household Durables	1.67%
Insurance	2.08%
Interactive Media & Services	1.78%
IT Services	1.89%
Machinery	3.76%
Metals & Mining	0.76%
Money Market Fund	3.02%
Oil, Gas & Consumable Fuels	2.24%
Personal Care Products	3.38%
Pharmaceuticals	1.16%
Professional Services	0.48%
Semiconductors & Semiconductor Equipment	4.97%
Software	12.82%
Specialty Retail	2.15%
Technology Hardware, Storage & Peripherals	2.74%
Textiles, Apparel & Luxury Goods	1.92%
Trading Companies & Distributors	3.47%
Liabilities In Excess of Other Assets	(1.61)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

48

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned 9.56% for the year ended December 31, 2023, while the S&P 500 Index (the “Benchmark”) returned 26.29% for the same period, and the FTSE 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, returned 5.26%.

With 2023 behind us, we spent the last few weeks reflecting on yet another eventful year in the financial markets. As event driven investors, we can mitigate some of the interest rate driven market volatility because many of our investments have discrete timelines, such as the closing of a transaction, or a call date for a bond. The Fund may also benefit from equity volatility and dispersion as a source of new investment opportunities. We believe that periods of sustained volatility often result in indiscriminate selling of certain asset classes, sectors, or investment themes, which can invariably produce compelling risk adjusted return opportunities for investors that can identify value and catalysts amidst the market noise.

Across our three sub strategies – Arbitrage, Catalyst Driven Credit, and Catalyst Driven Equity – we continue to find a broad opportunity set, and briefly note the backdrop for each.

Arbitrage:

Lower antitrust risk: This past year was a difficult one for the litigious agenda of the U.S. Department of Justice and Federal Trade Commission. Time and again, the courts upheld precedent and sided with corporations seeking to consummate acquisitions over the objections of regulators. We expect that the recent string of losses for the regulators leading into an election year will set them on a more subdued course of action in 2024.

Lower financing risk: As interest rates have eased from peak levels, buyers can now finance transactions more easily. Further, equity valuations have regained some of the ground lost in 2022, and therefore the bid-ask spread has narrowed between likely buyers and sellers. These factors have created a facilitative backdrop for potential M&A activity.

Credit:

While the all-in yields are not as high as they were six months ago, corporate credit markets continue to offer compelling total returns that we believe attractively compensate for the associated risk. For the last two years, corporations have been unable and/or unwilling to address idiosyncratic balance sheet issues because debt capital markets were closed for most of 2022 and when they reopened in mid-2023, many CFOs decided it was too expensive to lock in financing at the new increased interest rate levels. This lack of balance sheet activity left a large wall of debt maturities that will need to be addressed in the coming year.

We expect that as rates normalize, corporations will be proactive in addressing these balance sheet and capital needs. We believe this will drive capital appreciation in existing positions and create opportunities for new investments in debt carrying enhanced credit protections and the potential for attractive total return.

Equity:

While uncertainty is an omnipresent feature of markets, the market has come down from “peak uncertainty” and market prices now reflect a better understanding of the interest rate playing field than they did a year ago. U.S. Treasury bonds traded like meme stocks for much of 2023, however the risk premia across markets have normalized and corporations now seem to be willing and able to plan, budget and effectuate corporate action.

While much has been written about the disproportionate impact of the seven mega cap technology stocks, also known as the magnificent seven, on the valuation of major large-cap indexes, less has been said about the modest-to-low valuations at which small- and mid-cap companies still trade. While we do not perceive these valuations to be at the “bargain” levels of a year ago, they still seem to present a very compelling opportunity for corporations to pursue synergistic M&A, capital investments and accretive capital allocation. The combination of stabilized financial conditions and undemanding valuations bode well for the opportunity set for catalyst driven equities.

During the year, the Fund was able to utilize our investment process across our three primary investment strategies: arbitrage, opportunistic credit, and catalyst driven equities. The largest contribution came from the credit portion of the portfolio, which had an average weight of 35% and contributed 474 basis points to the Fund’s return. Catalyst driven equities was the second largest contributor for the fund, with an average weight of 29%, contributed 333 basis points during 2023. Arbitrage also contributed 158 basis points to the Fund’s returns.

49

Within the Fund, we seek volatility below that of the Benchmark. In 2023, Fund volatility was 5.36% versus Benchmark volatility of 13.10%. The Fund’s 100-day volatility (as of December 31, 2023) was limited to 47% of that of the Benchmark. The Fund’s risk stats remained muted during the year, with a market beta* of 0.20 and a correlation** of 0.50 relative to the Benchmark.

To start 2024, the Fund’s allocation by strategy remains balanced across sub strategies. While catalyst driven equities now represent approximately 30% of the Fund, we have increased opportunistic credit exposure to approximately 39% and risk arbitrage sits at approximately 10%. As the Fund’s credit exposure increased and its overall volatility decreased, the Fund’s beta-adjusted net exposure trended lower throughout the year and averaged 26.6%

As the new year begins, volatility and change have once again come to the forefront of the investor psyche, and we remain encouraged by the level of activity we are seeing across capital markets. The backdrop has shifted – after much focus on interest rates throughout 2023, investors are now contending with a new normalized level of rates and associated economic implications. Even so, robust corporate activity seems to be one of the few constants in the sea of market changes. We remain encouraged by the outlook across our three primary areas of investment and believe that the Fund is positioned to act opportunistically to capitalize on this favorable outlook for idiosyncratic investments.

As always, we thank you for investing alongside us in the Fund and appreciate your continued confidence in our management capabilities.

Sincerely,

Michael Caldwell	Tom McCauley	Yoav Sharon
Portfolio Manager	Portfolio Manager	Portfolio Manager

*	Beta: A measure describing the relation of a portfolio’s returns with that of the financial market as a whole. A portfolio with a beta of 0 means that its price is not at all correlated with the market. A positive beta means that the portfolio generally follows the market. A negative beta shows that the portfolio inversely follows the market; the portfolio generally decreases in value if the market goes up and vice versa.
**	Correlation: shows the strength of a relationship between two variables and is expressed numerically by the correlation coefficient

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

50

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.71% as of the most recent prospectus dated April 30, 2023, as supplemented through the date of this report.

Average Annual Total Returns as of 12/31/23	1 Year	3 Years	5 Years	10 Years
Driehaus Event Driven Fund (DEVDX)[1]	9.56%	1.90%	9.55%	4.51%
S&P 500 Index[2]	26.29%	10.00%	15.69%	12.03%
FTSE 3-Month T-Bill Index[3]	5.26%	2.24%	1.91%	1.26%

[1]	The returns for the periods prior to March 1, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.
[3]	The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

51

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
CORPORATE BONDS — 33.43%
Apparel & Textile Products — 0.17%
Michael Kors USA, Inc.
4.25%, 11/1/24 [1]	$386,000	$377,315
Commercial Support Services — 5.80%
Arrow Bidco LLC
10.75%, 6/15/25 [1]	7,888,000	8,164,080
Williams Scotsman
International, Inc.
6.13%, 6/15/25 [1]	4,388,000	4,396,644
		12,560,724
Electric Utilities — 6.98%
NRG Energy, Inc.
10.25%, (U.S. Treasury Yield
Curve Rate CMT 5Y + 592
basis points), 3/15/28 [1,2,3]	5,970,133	6,215,422
Vistra Corp.
7.00%, (U.S. Treasury Yield
Curve Rate CMT 5Y + 574
basis points), 12/15/26 [1,2,3,4]	9,050,000	8,914,250
		15,129,672
Electrical Equipment — 1.75%
WESCO Distribution, Inc.
7.13%, 6/15/25 [1]	3,766,000	3,793,978
Leisure Facilities & Services — 11.47%
Cinemark USA, Inc.
5.88%, 3/15/26 [1]	4,449,000	4,349,468
Full House Resorts, Inc.
8.25%, 2/15/28 [1]	11,840,000	11,129,600
Golden Entertainment, Inc.
7.63%, 4/15/26 [1]	6,204,000	6,219,510
Six Flags Theme Parks, Inc.
7.00%, 7/1/25 [1]	3,144,000	3,157,614
		24,856,192
Oil & Gas Producers — 2.22%
Calumet Specialty Products Partners L.P./Calumet Finance Corp.
11.00%, 4/15/25 [1]	4,756,000	4,818,806
Oil, Gas Services & Equipment — 2.02%
Shelf Drilling Holdings Ltd.
9.63%, 4/15/29 [1,5]	4,465,000	4,369,285
Retail - Discretionary — 0.61%
Kohl’s Corp.
4.63%, 5/1/31	1,666,000	1,311,075
Specialty Finance — 2.41%
Enact Holdings, Inc.
6.50%, 8/15/25 [1]	5,240,000	5,223,757
Total CORPORATE BONDS
(Cost $71,493,358)		72,440,804

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 38.67%
Apparel & Textile Products — 1.44%
Capri Holdings Ltd. *	62,153	$3,122,567
Asset Management — 4.52%
Ares Acquisition Corp. II *	200,376	2,091,925
Haymaker Acquisition Corp. 4 *	207,657	2,130,561
Screaming Eagle Acquisition
Corp. - A *	525,785	5,573,321
		9,795,807
Banking — 6.79%
Blue Foundry Bancorp 4,*	707,334	6,839,920
Kearny Financial Corp./MD [4]	765,114	6,863,073
New York Community
Bancorp, Inc.	98,289	1,005,496
		14,708,489
Biotechnology & Pharmaceuticals — 10.71%
Apogee Therapeutics, Inc. *	58,700	1,640,078
Calidi Biotherapeutics, Inc. *	24,357	36,779
Crinetics Pharmaceuticals, Inc. *	230,465	8,199,945
ImmunoGen, Inc. *	82,852	2,456,562
Relay Therapeutics, Inc. 4,*	159,877	1,760,246
Structure Therapeutics, Inc. *	65,035	2,650,826
Xenon Pharmaceuticals, Inc. 4,5,*	140,314	6,462,863
		23,207,299
Commercial Support Services — 1.34%
GXO Logistics, Inc. *	47,501	2,905,161
Industrial Intermediate Products — 2.03%
Hillman Solutions Corp. 4,*	477,958	4,401,993
Industrial Support Services — 4.55%
MRC Global, Inc. *	153,655	1,691,741
WillScot Mobile Mini Holdings Corp. 4,*	183,532	8,167,174
		9,858,915
Leisure Facilities & Services — 5.67%
Caesars Entertainment, Inc. *	22,692	1,063,801
Golden Entertainment, Inc. [4]	253,120	10,107,082
Playa Hotels & Resorts NV 5,*	130,439	1,128,297
		12,299,180
Retail - Consumer Staples — 1.62%
Albertsons Cos, Inc. - A	152,357	3,504,211
Total COMMON STOCKS
(Cost $81,739,924)		83,803,622

Notes to Financial Statements are an integral part of this Schedule.

52

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
MASTER LIMITED PARTNERSHIPS — 0.47%
Oil & Gas Producers — 0.47%
Calumet Specialty Products Partners LP *	56,686	$1,012,979
Total MASTER LIMITED
PARTNERSHIPS
(Cost $1,093,863)		1,012,979

PREFERRED STOCKS — 2.51%
Industrial Support Services — 2.51%
WESCO International,
Inc.(U.S. Treasury Yield
Curve Rate CMT 5Y + 1033
basis points), [3]	205,943	5,441,014
Total PREFERRED STOCKS
(Cost $5,536,501)		5,441,014

PURCHASED PUT OPTIONS — 0.30%
Biotechnology & Pharmaceuticals — 0.30%
Structure Therapeutics Inc.
Exercise Price: $50.00,
Notional Amount: $2,649,400,
Expiration Date: January 19,
2024
	$650	653,250
Total PURCHASED PUT
OPTIONS
(Cost $527,169)		653,250

SOVEREIGN BOND — 2.86%
Transportation & Logistics — 2.86%
Danaos Corp.
8.50%, 3/1/28 [1,5]	6,114,000	6,205,710
Total SOVEREIGN BOND
(Cost $6,134,152)		6,205,710

PURCHASED CALL OPTIONS — 0.01%
Commercial Support Services — 0.01%
Target Hospitality Corp.
Exercise Price: $15.00,
Notional Amount: $1,610,315,
Expiration Date: January 19, 2024	1,655	8,275
Total PURCHASED CALL
OPTIONS
(Premiums paid $340,980)		8,275

WARRANTS — 0.09%
Ares Acquisition Corp. II, Exp.
4/21/28, Strike $0.00 *	100,188	15,239
Bridger Aerospace Group
Holdings, Inc., Exp. 12/31/27,
Strike 11.50 *	151,497	33,329

	Shares, Principal Amount, or Number of Contracts	Value
Calidi Biotherapeutics, Inc.,
Exp. 9/10/26, Strike $11.50 *	193,125	$7,725
Haymaker Acquisition Corp. 4,
Exp. 5/31/28, Strike $11.50 *	103,829	15,585
Inspirato, Inc., Exp. 1/1/30,
Strike $11.50 *	35,733	196
Pagaya Technologies Ltd., Exp.
5/31/27, Strike $0.00 5,*	121,900	26,806
REVOLUTION Medicines, Inc.,
Exp. 11/14/28, Strike $11.50 *	26,680	8,804
Screaming Eagle Acquisition
Corp. - A, Exp. 5/1/27, Strike
$11.50 *	175,261	78,885
SomaLogic, Inc., Exp. 12/31/27,
Strike $11.50 *	22,690	2,723
X4 Pharmaceuticals, Inc., Exp.
4/12/24, Strike $13.20 *	5,547	7
ZeroFox Holdings, Inc., Exp.
5/23/27, Strike $11.50 *	65,250	646
Total WARRANTS
(Cost $9,328)		189,945

SHORT TERM INVESTMENTS — 19.20%
Northern Institutional Treasury
Portfolio (Premier Class),
5.22% [6]
(Cost $41,611,057)	41,611,057	41,611,057

TOTAL INVESTMENTS
(Cost $208,486,332)	97.54%	$211,366,656
Other Assets In Excess of
Liabilities	2.46%	5,339,041
Net Assets	100.00%	$216,705,697

INVESTMENT SECURITIES SOLD SHORT — (7.91)%
WRITTEN CALL OPTIONS — (0.00)%
Commercial Support Services — (0.00)%
Target Hospitality Corp.
Exercise Price: $20.00,
Notional Amount: $1,610,315,
Expiration Date: January 19,
2024	(1,655)	(8,275)
Total WRITTEN CALL OPTIONS
(Premiums received
$(126,557))		(8,275)

EXCHANGE-TRADED FUNDS — (7.91)%
iShares Russell 2000 ETF	(30,208)	(6,063,048)
SPDR S&P Biotech ETF	(54,235)	(4,842,643)
SPDR S&P Regional Banking
ETF	(92,648)	(4,857,535)

Notes to Financial Statements are an integral part of this Schedule.

53

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2023

	Shares, Principal Amount, or Number of Contracts	Value
VanEck Oil Services ETF	(4,445)	$(1,375,816)
Total EXCHANGE-TRADED
FUNDS
(Proceeds $18,705,679)		(17,139,042)

TOTAL INVESTMENT
SECURITIES SOLD SHORT
(Proceeds $18,832,236)	(7.91)%	$(17,147,317)

CMT Constant Maturity

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $77,335,439, which represents 36% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
[3]	Variable rate security. Rates disclosed as of December 31, 2023.
[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[5]	Foreign security denominated and/or traded in U.S. dollars.
[6]	7 day current yield as of December 31, 2023 is disclosed.
*	Non-income producing security.

Percentages are stated as a percent of net assets.

Security Type	Percent of Net Assets

Corporate Bonds	33.43%
Purchased Call Options	0.01%
Purchased Put Options	0.30%
Sovereign Bond	2.86%
Common Stocks	38.67%
Master Limited Partnerships	0.47%
Preferred Stocks	2.51%
Warrants	0.09%
Short Term Investments	19.20%
Total Investments	97.54%

Other Assets In Excess of Liabilities	2.46%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

54

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2023

TOTAL RETURN SWAPS

OTC SWAP CONTRACTS

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
GSCNNED3 Basket*	Financing Index: SOFR - 0.5%	8/30/2024	GSC	USD	6,489,680	$76,829	$—	$76,829
Subtotal Appreciation						$76,829	$—	$76,829

GSCBGDEN Basket**	Financing Index: 1-Day US Federal Fund Effective Rate - 0.45%	1/23/2024	GSC	USD	4,776,398	$(24,969)	$—	$(24,969)

Financing
Index: SOFR +0.6%	Cannae Holdings,Inc. (Monthly)	8/30/2024	GSC	USD	5,590,621	(124,495)	—	(124,495)
Subtotal
Depreciation						$(149,464)	$—	$(149,464)

Net Total Return Swaps outstanding at December 31, 2023						$(72,635)	$—	$(72,635)

	GSC - Goldman Sachs International

*	GSCNNED3 Basket consists of a portfolio of:

	Dun & Bradstreet Holdings, Inc.	51%
	Alight, Inc.	25%
	Dayforce, Inc.	21%
	Paysafe Ltd.	3%
		100%

**	GSCBGDEN Basket consists of a portfolio of:

	Red Rock Resorts, Inc.	30%
	Boyd Gaming Corp.	28%
	Churchill Downs, Inc.	26%
	Penn Entertainment, Inc.	16%
		100%

Notes to Financial Statements are an integral part of this Schedule.

55

Driehaus Mutual Funds

Statements of Assets and Liabilities

December 31, 2023

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$2,007,041,725	$84,963,361
Investments securities, at fair value	$2,496,610,762	$103,387,802
Short-term securities, at fair value[1]	80,637,430	3,910,328
Purchased options, at fair value[2]	—	—
Warrant securities, at fair value[3]	—	—
Foreign currency, at fair value[4]	4,570,559	1
Unrealized appreciation on open OTC swap contracts	—	—
Cash	3,256,811	470,054
Deposit at broker for securities sold short	—	—
Receivable for investment securities sold	8,441,842	—
Receivable for foreign capital gains taxes	—	—
Receivable for fund shares sold	2,263,866	134,396
Receivable for interest and dividends	3,792,028	111,941
Due from broker	—	—
Prepaid expenses	247,070	21,799

TOTAL ASSETS	2,599,820,368	108,036,321

LIABILITIES:
Payable for investment securities sold short, proceeds	—	—
Payable for investment securities sold short, at fair value	—	—
Written options, at fair value[5]	—	—
Cash overdraft	—	—
Unrealized depreciation on open OTC swap contracts	—	—
Payable for fund shares redeemed	2,907,201	21,029
Payable for investment securities purchased	5,204,288	—
Due to broker	—	—
Advisory fees payable, net	1,982,541	89,066
Accrued shareholder services plan fees	193,532	—
Accrued administration and accounting fees	267,938	18,987
Accrued foreign capital gains taxes	9,545,958	43,025
Accrued expenses	214,040	50,225

TOTAL LIABILITIES	20,315,498	222,332
NET ASSETS	$2,579,504,870	$107,813,989

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2023:
Paid-in-capital	$2,447,298,022	$124,311,388
Total distributable earnings (deficit)	132,206,848	(16,497,399)
NET ASSETS	$2,579,504,870	$107,813,989

NET ASSETS	$—	$107,813,989
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	5,675,802
NET ASSET VALUE	$—	$19.00
INVESTOR CLASS SHARES
NET ASSETS	$570,926,939	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	16,508,097	—
NET ASSET VALUE	$34.58	$—
INSTITUTIONAL CLASS SHARES
NET ASSETS	$2,008,577,931	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	57,717,779	—
NET ASSET VALUE	$34.80	$—

[1]	The cost of short-term securities was $80,637,430, $3,910,328, $2,838,798, $5,332,031, $331,796, $7,728,396, $440,421 and $41,611,057, respectively.
[2]	The cost of purchased options was $0, $0, $0, $0, $0, $0, $0 and $868,149, respectively.
[3]	The cost of warrants was $0, $0, $0, $0, $0, $0, $0 and $9,328, respectively.
[4]	The cost of foreign currency was $4,570,559, $1, $1,585, $1, $0, $0, $0 and $0, respectively.
[5]	The proceeds of written options was $0, $0, $0, $0, $0, $0, $0 and $126,557, respectively.

Notes to Financial Statements are an integral part of this Statement.

56

Driehaus Mutual Funds

Statements of Assets and Liabilities

December 31, 2023

Driehaus Global Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$40,803,577	$180,701,098	$165,758,554	$414,204,181	$11,051,127	$165,997,798
$49,654,139	$210,803,418	$221,227,397	$551,416,496	$14,368,844	$168,904,129
2,838,798	5,332,031	331,796	7,728,396	440,421	41,611,057
—	—	—	—	—	661,525
—	—	—	—	—	189,945
1,585	1	—	—	—	—
—	—	—	—	—	76,829
709	408,149	—	211,741	—	311,038
—	—	—	—	—	20,793,865
—	—	3,680,535	5,301,799	—	1,260,000
2,332	—	—	—	—	—
657	5,127,532	39,886	1,141,523	1,636	133,636
74,290	479,481	16,696	39,607	720	1,866,180
—	—	—	—	—	498,761
14,540	27,603	60,345	63,267	9,044	25,992

52,587,050	222,178,215	225,356,655	565,902,829	14,820,665	236,332,957

—	—	—	—	—	18,705,679
—	—	—	—	—	17,139,042
—	—	—	—	—	8,275
—	—	1,328,044	—	—	—
—	—	—	—	—	149,464
29,870	102,609	181,931	323,748	—	93,800
—	612,466	1,118,833	3,582,235	201,956	1,261,575
—	—	—	—	—	628,707
19,605	178,685	234,338	274,022	3,763	186,117
—	—	—	32,857	—	68,225
4,551	22,228	18,673	32,544	2,268	16,217
—	172,801	—	—	—	—
41,055	49,256	46,437	67,812	37,628	75,838

95,081	1,138,045	2,928,256	4,313,218	245,615	19,627,260

$52,491,969	$221,040,170	$222,428,399	$561,589,611	$14,575,050	$216,705,697

$44,842,007	$231,972,308	$190,158,911	$558,233,353	$14,877,452	$220,163,520
7,649,962	(10,932,138)	32,269,488	3,356,258	(302,402)	(3,457,823)
$52,491,969	$221,040,170	$222,428,399	$561,589,611	$14,575,050	$216,705,697

$52,491,969	$221,040,170	$222,428,399	$—	$14,575,050	$216,705,697
3,935,303	25,302,180	20,036,993	—	972,642	17,529,822
$13.34	$8.74	$11.10	$—	$14.99	$12.36

$—	$—	$—	$91,507,883	$—	$—
—	—	—	5,037,035	—	—
$—	$—	$—	$18.17	$—	$—

$—	$—	$—	$470,081,728	$—	$—
—	—	—	25,374,483	—	—
$—	$—	$—	$18.53	$—	$—

Notes to Financial Statements are an integral part of this Statement.

57

Driehaus Mutual Funds

Statements of Operations

For the Year Ended December 31, 2023

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME:
Interest income	$1,824,305	$78,058
Dividend income[1]	58,936,711	2,078,716
Non-cash dividend income	3,090,080	—
Rebates on short sales, net of fees	—	—

Total investment income	63,851,096	2,156,774

Expenses:
Investment advisory fees	22,388,195	1,176,726
Shareholder services fees	1,283,801	—
Administration fees	809,037	35,418
Transfer agent fees	232,275	10,085
Trustees fees	382,238	16,874
Custody fees	727,704	63,044
Reports to shareholders	161,325	10,361
Professional fees	276,703	27,139
Audit and tax fees	128,066	60,629
Federal and state registration fees	77,782	26,350
Dividends and interest on short positions	—	—
Miscellaneous	610,793	29,910
Total expenses	27,077,919	1,456,536
Investment advisory fees recoupment (reimbursement)	—	(125,610)
Fees paid indirectly	(241,124)	(4,436)
Net expenses	26,836,795	1,326,490

Net investment income (loss)	37,014,301	830,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) on transactions from:
Investments[2]	(102,031,583)	(2,554,472)
Warrants	—	—
Purchased options contracts	—	—
Securities sold short	—	—
Swap contracts	—	—
Foreign currency	(1,529,085)	(217,985)
Net realized gain (loss) on investment transactions	(103,560,668)	(2,772,457)
Change in net unrealized appreciation (depreciation) on:
Investments[3]	316,341,307	11,837,472
Warrants	—	—
Securities sold short	—	—
Purchased options contracts	—	—
Written options contracts	—	—
Swap contracts	—	—
Foreign currency	(82,377)	63,524
Net change in unrealized appreciation (depreciation) on investment transactions	316,258,930	11,900,996

Net realized and unrealized gain (loss) on investment transactions	212,698,262	9,128,539

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$249,712,563	$9,958,823

[1]	Net of $6,962,046, $163,568, $76,736, $587,552, $0, $5,096, $92 and $0 of non-reclaimable foreign taxes withheld, respectively.
[2]	Net realized gain (loss) on transactions from investments are net of $(3,366,873), $(154,278), $(94,737), $(1,075), $0, $0, $0 and $0 of foreign capital gains taxes, respectively.
[3]	Change in net unrealized appreciation (depreciation) on investments are net of $(6,766,039), $(750,962), $49,147, $(172,801), $0, $0, $0 and $0 of change in deferred foreign capital gains taxes, respectively.

Notes to Financial Statements are an integral part of this Statement.

58

Driehaus Mutual Funds

Statements of Operations

For the Year Ended December 31, 2023

Driehaus Global Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$248,144	$184,183	$18,213	$177,174	$—	$6,609,050
745,264	3,253,086	474,191	1,875,297	55,357	3,241,499
74,992	—	—	—	—	—
—	—	—	—	—	797,454

1,068,400	3,437,269	492,404	2,052,471	55,357	10,648,003

363,910	2,078,260	2,385,414	2,963,179	80,345	2,100,570
—	—	—	172,145	—	398,496
16,740	69,808	65,970	165,332	4,635	69,911
4,760	19,537	18,597	47,069	1,295	20,840
7,939	33,274	29,943	79,903	2,123	33,705
15,316	49,918	30,288	37,240	11,072	20,087
8,886	11,319	9,939	49,748	2,544	22,485
50,355	35,454	35,996	72,543	8,662	40,211
53,481	51,262	38,600	38,600	38,600	56,100
21,747	24,797	23,207	63,093	20,593	32,689
—	—	—	—	—	441,230
18,499	54,986	45,474	112,286	6,256	47,096
561,633	2,428,615	2,683,428	3,801,138	176,125	3,283,420
(145,127)	—	—	—	(53,555)	—
(4,301)	(14,386)	(95,514)	(155,396)	(1,823)	(22,965)
412,205	2,414,229	2,587,914	3,645,742	120,747	3,260,455

656,195	1,023,040	(2,095,510)	(1,593,271)	(65,390)	7,387,548

2,312,254	1,851,092	(2,437,918)	(3,466,120)	324,014	6,953,627
—	—	4,366	—	—	—
—	—	—	—	—	(82,140)
—	—	—	—	—	3,595,519
9,924	—	—	—	—	(901,872)
(17,864)	(82,392)	—	—	—	—
2,304,314	1,768,700	(2,433,552)	(3,466,120)	324,014	9,565,134

5,918,449	20,521,240	25,827,834	93,485,843	2,263,076	7,278,882
—	—	(7,641)	—	—	57,546
—	—	—	—	—	(4,367,390)
—	—	—	—	—	(206,624)
—	—	—	—	—	118,282
—	—	—	—	—	(193,352)
(7,585)	5,351	—	—	—	—
5,910,864	20,526,591	25,820,193	93,485,843	2,263,076	2,687,344

8,215,178	22,295,291	23,386,641	90,019,723	2,587,090	12,252,478

$8,871,373	$23,318,331	$21,291,131	$88,426,452	$2,521,700	$19,640,026

Notes to Financial Statements are an integral part of this Statement.

59

Driehaus Mutual Funds

Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2023	For the year ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$37,014,301	$19,481,856	$830,284	$557,977
Net realized gain (loss) on investment transactions	(103,560,668)	(192,085,380)	(2,772,457)	(10,931,470)
Net change in unrealized appreciation
(depreciation) on investment transactions	316,258,930	(355,272,661)	11,900,996	(15,290,292)

Net increase (decrease) in net assets resulting from operations	249,712,563	(527,876,185)	9,958,823	(25,663,785)

Distributions from distributable earnings to
shareholders:
Fund	—	—	(1,149,999)	—
Investor Class Shares	(10,376,561)	(4,378,459)	—	—
Institutional Class Shares	(39,623,469)	(9,874,900)	—	—

Total distributions to shareholders	(50,000,030)	(14,253,359)	(1,149,999)	—

Tax return of capital distributions to
shareholders:
Fund	—	—	—	—
Investor Class Shares	—	—	—	—
Institutional Class Shares	—	—	—	—

Total tax return of capital
distributions to shareholders	—	—	—	—

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	17,407,793	33,164,101
Investor Class	85,410,077	112,615,114	—	—
Institutional Class	601,018,546	619,503,005	—	—
Reinvestment of distributions:
Fund	—	—	969,895	—
Investor Class	9,875,397	4,133,447	—	—
Institutional Class	34,513,200	8,864,468	—	—
Cost of shares redeemed:
Fund	—	—	(22,002,784)	(21,520,461)
Investor Class	(146,015,399)	(199,869,549)	—	—
Institutional Class	(261,731,122)	(273,542,521)	—	—
Redemption fees:
Fund	—	—	1,456	4,569
Investor Class	901	19,130	—	—
Institutional Class	5,485	17,659	—	—

Net increase (decrease) in net assets
resulting from capital transactions	323,077,085	271,740,753	(3,623,640)	11,648,209

Total increase (decrease) in net assets	522,789,618	(270,388,791)	5,185,184	(14,015,576)

NET ASSETS:

Beginning of period	$2,056,715,252	$2,327,104,043	$102,628,805	$116,644,381
End of period	$2,579,504,870	$2,056,715,252	$107,813,989	$102,628,805

Notes to Financial Statements are an integral part of this Statement.

60

Driehaus Mutual Funds

Statements of Changes in Net Assets

Driehaus Global Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2023	For the year ended December 31, 2022

$656,195	$912,697	$1,023,040	$1,758,334	$(2,095,510)	$(1,880,693)
2,304,314	(2,371,885)	1,768,700	(42,464,765)	(2,433,552)	(14,959,984)

5,910,864	(9,199,102)	20,526,591	(40,051,074)	25,820,193	(93,979,223)

8,871,373	(10,658,290)	23,318,331	(80,757,505)	21,291,131	(110,819,900)

(760,000)	(960,775)	(2,500,006)	(12,266,913)	—	(13,811,619)
—	—	—	—	—	—
—	—	—	—	—	—

(760,000)	(960,775)	(2,500,006)	(12,266,913)	—	(13,811,619)

—	—	—	—	(1,999,999)	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(1,999,999)	—

3,867,347	4,162,890	33,168,158	27,792,245	66,742,433	5,804,663
—	—	—	—	—	—
—	—	—	—	—	—

159,247	445,299	2,412,410	10,992,388	1,563,826	10,997,421
—	—	—	—	—	—
—	—	—	—	—	—

(6,288,521)	(4,075,496)	(52,173,501)	(61,260,240)	(41,378,205)	(57,231,601)
—	—	—	—	—	—
—	—	—	—	—	—

210	1,119	518	2,146	763	235
—	—	—	—	—	—
—	—	—	—	—	—

(2,261,717)	533,812	(16,592,415)	(22,473,461)	26,928,817	(40,429,282)

5,849,656	(11,085,253)	4,225,910	(115,497,879)	46,219,949	(165,060,801)

$46,642,313	$57,727,566	$216,814,260	$332,312,139	$176,208,450	$341,269,251
$52,491,969	$46,642,313	$221,040,170	$216,814,260	$222,428,399	$176,208,450

Notes to Financial Statements are an integral part of this Statement.

61

Driehaus Mutual Funds

Statements of Changes in Net Assets

	Driehaus Small Cap Growth Fund		Driehaus Small/Mid Cap Growth Fund
	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2023	For the year ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,593,271)	$(1,564,453)	$(65,390)	$(76,533)
Net realized gain (loss) on investment transactions	(3,466,120)	(120,425,635)	324,014	(3,577,319)
Net change in unrealized appreciation
(depreciation) on investment transactions	93,485,843	(98,418,522)	2,263,076	(3,707,745)

Net increase (decrease) in net assets
resulting from operations	88,426,452	(220,408,610)	2,521,700	(7,361,597)

Distributions from distributable earnings to
shareholders:
Fund	—	—	—	(461,634)
Investor Class Shares	(317,274)	(1,408,364)	—	—
Institutional Class Shares	(2,426,869)	(7,803,434)	—	—

Total distributions to shareholders	(2,744,143)	(9,211,798)	—	(461,634)

Tax return of capital distributions to
shareholders:
Fund	—	—	—	—
Investor Class Shares	(29,581)	—	—	—
Institutional Class Shares	(226,267)	—	—	—

Total tax return of capital
distributions to shareholders	(255,848)	—	—	—

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	1,022,052	3,852,192
Investor Class	34,622,739	33,296,643	—	—
Institutional Class	143,644,059	223,937,354	—	—
Reinvestment of distributions:
Fund	—	—	—	435,076
Investor Class	346,282	1,406,995	—	—
Institutional Class	2,450,870	7,140,572	—	—
Cost of shares redeemed:
Fund	—	—	(1,902,267)	(6,707,620)
Investor Class	(24,107,129)	(29,782,290)	—	—
Institutional Class	(134,247,341)	(162,493,695)	—	—
Redemption fees:
Fund	—	—	—	—
Investor Class	3,597	25,376	122	3,277
Institutional Class	11,766	216,119	—	—

Net increase (decrease) in net assets
resulting from capital transactions	22,724,843	73,747,074	(880,093)	(2,417,075)

Total increase (decrease) in net assets	108,151,304	(155,873,334)	1,641,607	(10,240,306)

NET ASSETS:

Beginning of period	$453,438,307	$609,311,641	$12,933,443	$23,173,749
End of period	$561,589,611	$453,438,307	$14,575,050	$12,933,443

Notes to Financial Statements are an integral part of this Statement.

62

Driehaus Mutual Funds

Statements of Changes in Net Assets

Driehaus Event Driven Fund
For the year ended December 31, 2023	For the year ended December 31, 2022

$7,387,548	$2,850,600
9,565,134	(11,866,743)

2,687,344	(12,229,343)

19,640,026	(21,245,486)

(9,649,997)	(3,000,010)
—	—
—	—

(9,649,997)	(3,000,010)

—	—
—	—
—	—

—	—

68,502,217	127,169,234
—	—
—	—

9,514,053	2,898,519
—	—
—	—

(75,589,464)	(105,167,933)
—	—
—	—

—	—
—	—
—	—

2,426,806	24,899,820

12,416,835	654,324

$204,288,862	$203,634,538
$216,705,697	$204,288,862

Notes to Financial Statements are an integral part of this Statement.

63

Driehaus Emerging Markets Growth Fund — Investor Class

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$31.69	$41.20	$49.09	$39.53	$31.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.45	0.28	(0.07)	(0.09)	0.30
Net realized and unrealized gain (loss) on
investments	3.07	(9.56)	(0.93)	10.87	7.76
Total income (loss) from investment operations	3.52	(9.28)	(1.00)	10.78	8.06
LESS DISTRIBUTIONS:
Net investment income	(0.63)	(0.20)	—	—	(0.33)
Net realized gain	—	(0.03)	(6.89)	(1.22)	—
Total distributions	(0.63)	(0.23)	(6.89)	(1.22)	(0.33)
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$34.58	$31.69	$41.20	$49.09	$39.53
Total Return	11.14%	(22.54)%	(1.90)%	27.31%	25.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$570,927	$572,323	$844,522	$951,998	$863,535
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.30%	1.35%	1.29%	1.39%	1.41%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.29%	1.34%	1.28%	1.38%	1.40%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.37%	0.81%	(0.13)%	(0.24)%	0.85%
Portfolio turnover	126%	160%	169%	203%	167%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2019, 2020, 2021, 2022 and 2023.

Notes to Financial Statements are an integral part of this Schedule.

64

Driehaus Emerging Markets Growth Fund — Institutional Class

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$31.88	$41.36	$49.14	$39.48	$31.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.54	0.37	0.05	(0.01)	0.38
Net realized and unrealized gain (loss) on investments	3.09	(9.61)	(0.94)	10.89	7.75
Total income (loss) from investment operations	3.63	(9.24)	(0.89)	10.88	8.13
LESS DISTRIBUTIONS:
Net investment income	(0.71)	(0.21)	—	—	(0.41)
Net realized gain	—	(0.03)	(6.89)	(1.22)	—
Total distributions	(0.71)	(0.24)	(6.89)	(1.22)	(0.41)
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$34.80	$31.88	$41.36	$49.14	$39.48
Total Return	11.42%	(22.36)%	(1.67)%	27.60%	25.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,008,578	$1,484,392	$1,482,582	$1,331,263	$928,230
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.08%	1.12%	1.07%	1.17%	1.20%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.07%	1.11%	1.06%	1.16%	1.19%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.61%	1.07%	0.10%	(0.02)%	1.07%
Portfolio turnover	126%	160%	169%	203%	167%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2019, 2020, 2021, 2022 and 2023.

Notes to Financial Statements are an integral part of this Schedule.

65

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$17.43	$22.11	$19.08	$14.38	$10.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.16	0.09	0.06	0.02	0.06
Net realized and unrealized gain (loss) on investments	1.62	(4.77)	2.98	4.80	3.58
Total income (loss) from investment operations	1.78	(4.68)	3.04	4.82	3.64
LESS DISTRIBUTIONS:
Net investment income	(0.21)	—	(0.01)	(0.12)	(0.06)
Total distributions	(0.21)	—	(0.01)	(0.12)	(0.06)
Redemption fees added to paid-in capital	0.00 [1]	0.00 [1]	0.00 [1]	—	0.00 [1]
Net asset value, end of period	$19.00	$17.43	$22.11	$19.08	$14.38
Total Return	10.23%	(21.17)%	15.93%	33.56%	33.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$107,814	$102,629	$116,644	$89,729	$62,407
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.36%	1.44%	1.37%	1.72%	1.80%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	1.24%	1.24%[5]	1.24%[5]	1.45%[5]	1.45%[2,5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.78%	0.53%[5]	0.28%[5]	0.12%[5]	0.52%[5]
Portfolio turnover	161%	149%	178%	248%	220%

[1]	Amount represents less than $0.01 per share.
[2]	Ratio of expenses to average net assets includes interest expense of 0.01% for the year ended December 31, 2019. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01%, 0.00%, 0.01%, 0.00% and 0.00% for the years 2019, 2020, 2021, 2022 and 2023.
[4]	Effective December 31, 2020, the Adviser has contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2024. From November 1, 2018, to December 31, 2020, the annual operating expense limitation was 1.45%.
[5]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011 through July 31, 2020.

Notes to Financial Statements are an integral part of this Schedule.

66

Driehaus Global Fund

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$11.33	$14.25	$15.17	$11.94	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.17	0.22	0.12	0.16	0.29
Net realized and unrealized gain (loss) on investments	2.03	(2.90)	(0.21)	3.43	1.86
Total income (loss) from investment operations	2.20	(2.68)	(0.09)	3.59	2.15
LESS DISTRIBUTIONS:
Net investment income	(0.19)	(0.24)	(0.22)	(0.11)	(0.14)
Net realized gain	—	—	(0.61)	(0.25)	—
Total distributions	(0.19)	(0.24)	(0.83)	(0.36)	(0.14)
Redemption fees added to paid-in capital	0.00 [1]	0.00 [1]	—	—	—
Net asset value, end of period	$13.34	$11.33	$14.25	$15.17	$11.94
Total Return	19.46%	(18.86)%	(0.53)%	30.09%	21.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$52,492	$46,642	$57,728	$53,221	$39,043
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.13%	1.36%	1.31%	1.62%	1.89%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	0.83%	0.99%	0.99%	0.99%	1.23%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.32%	1.90%	0.92%	1.47%	2.67%
Portfolio turnover	179%	92%	101%	135%	155%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The expense ratio impacts of fees paid indirectly were 0.00%, 0.00%, 0.01%, 0.01% and 0.01% for the years 2019, 2020, 2021, 2022 and 2023.
[3]	Effective April 30, 2023, the Adviser has contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.75% of average daily net assets until April 30, 2024. From May 1, 2019 to April 29, 2023, the annual operating expense limitation was 0.99%, and prior to May 1, 2019 the annual operating expense limitation was 1.75%.

Notes to Financial Statements are an integral part of this Schedule.

67

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$7.90	$11.06	$12.59	$10.52	$8.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.06	0.04	0.01	0.06
Net realized and unrealized gain (loss) on investments	0.89	(2.75)	1.42	3.10	2.41
Total income (loss) from investment operations	0.94	(2.69)	1.46	3.11	2.47
LESS DISTRIBUTIONS:
Net investment income	(0.10)	—	(0.04)	(0.08)	(0.01)
Net realized gain	—	(0.47)	(2.95)	(0.96)	(0.07)
Total distributions	(0.10)	(0.47)	(2.99)	(1.04)	(0.08)
Redemption fees added to paid-in capital	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period	$8.74	$7.90	$11.06	$12.59	$10.52
Total Return	11.95%	(24.40)%	12.49%	29.71%	30.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$221,040	$216,814	$332,312	$288,855	$268,229
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.17%	1.16%	1.15%	1.23%	1.24%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.16%	1.16%	1.14%	1.23%	1.24%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	0.49%	0.72%	0.32%	0.02%	0.65%
Portfolio turnover	80%	75%	93%	104%	96%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.00%, 0.01%, 0.01% and 0.01% for the years 2019, 2020, 2021, 2022 and 2023.

Notes to Financial Statements are an integral part of this Schedule.

68

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$10.05	$16.33	$19.99	$12.95	$11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)	(0.11)	(0.22)	(0.20)	(0.16)
Net realized and unrealized gain (loss) on investments	1.26	(5.35)	4.44	11.20	3.90
Total income (loss) from investment operations	1.15	(5.46)	4.22	11.00	3.74
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—	(0.02)
Net realized gain	—	(0.82)	(7.88)	(3.96)	(1.88)
Tax return of capital	(0.10)	—	—	—	—
Total distributions	(0.10)	(0.82)	(7.88)	(3.96)	(1.90)
Redemption fees added to paid-in capital	0.00 [1]	0.00 [1]	—	0.00 [1]	0.00 [1]
Net asset value, end of period	$11.10	$10.05	$16.33	$19.99	$12.95
Total Return	11.44%	(33.53)%	24.73%	85.60%	33.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$222,428	$176,208	$341,269	$334,391	$269,120
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.41%	1.42%	1.38%	1.46%	1.48%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.36%	1.37%	1.35%	1.43%	1.43%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	(1.10)%	(0.87)%	(1.26)%	(1.33)%	(1.32)%
Portfolio turnover	128%	108%	109%	141%	165%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.05%, 0.03%, 0.03%, 0.05% and 0.05% for the years 2019, 2020, 2021, 2022 and 2023.

Notes to Financial Statements are an integral part of this Schedule.

69

Driehaus Small Cap Growth Fund — Investor Class

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$15.34	$23.76	$23.62	$15.37	$11.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)[1]	(0.09)[1]	(0.14)	(0.18)[1]	(0.13)
Net realized and unrealized gain (loss) on investments	2.99	(8.01)	4.80	9.98	4.81
Total income (loss) from investment operations	2.90	(8.10)	4.66	9.80	4.68
LESS DISTRIBUTIONS:
Net investment income	(0.06)	—	—	—	—
Net realized gain	—	(0.33)	(4.52)	(1.55)	(0.97)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	(0.07)	(0.33)	(4.52)	(1.55)	(0.97)
Redemption fees added to paid-in capital	0.00 [2]	0.01	—	—	0.00 [2]
Net asset value, end of period	$18.17	$15.34	$23.76	$23.62	$15.37
Total Return	18.92%	(34.11)%	21.12%	63.77%	40.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$91,508	$67,143	$96,371	$28,088	$10,899
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.97%	1.00%	0.99%	1.35%	1.59%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.94%	0.96%[5]	1.11%[5]	1.20%[5]	1.17%[5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	(0.52)%	(0.54)%[5]	(0.97)%[5]	(1.04)%[5]	(0.95)%[5]
Portfolio turnover	154%	169%	149%	164%	206%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.03%, 0.02%, 0.02%, 0.04% and 0.03% for the years 2019, 2020, 2021, 2022, and 2023.
[4]	The Adviser has contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2023.
[5]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017 through July 31, 2020.

Notes to Financial Statements are an integral part of this Schedule.

70

Driehaus Small Cap Growth Fund — Institutional Class

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$15.64	$24.15	$23.88	$15.47	$11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)[1]	(0.05)[1]	(0.11)	(0.11)[1]	(0.10)
Net realized and unrealized gain (loss) on investments	3.05	(8.14)	4.90	10.07	4.84
Total income (loss) from investment operations	3.00	(8.19)	4.79	9.96	4.74
LESS DISTRIBUTIONS:
Net investment income	(0.10)	—	—	—	—
Net realized gain	—	(0.33)	(4.52)	(1.55)	(0.97)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	(0.11)	(0.33)	(4.52)	(1.55)	(0.97)
Redemption fees added to paid-in capital	0.00 [2]	0.01	—	—	0.00 [2]
Net asset value, end of period	$18.53	$15.64	$24.15	$23.88	$15.47
Total Return	19.19%	(33.93)%	21.44%	64.39%	40.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$470,082	$386,295	$512,941	$327,155	$161,821
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.73%	0.75%	0.73%	0.80%	0.89%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.70%	0.71%[5]	0.71%[5]	0.81%[5]	0.92%[5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	(0.29)%	(0.28)%[5]	(0.58)%[5]	(0.64)%[5]	(0.70)%[5]
Portfolio turnover	154%	169%	149%	164%	206%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.03%, 0.01%, 0.02%, 0.04% and 0.03% for the years 2019, 2020, 2021, 2022, and 2023.
[4]	The Adviser has contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2023.
[5]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017 through July 31, 2020.

Notes to Financial Statements are an integral part of this Schedule.

71

Driehaus Small/Mid Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the period May 1, 2020* through December 31, 2020
Net asset value, beginning of period	$12.41	$18.75	$17.19	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07)	(0.07)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	2.65	(5.81)	3.17	7.47
Total income (loss) from investment operations	2.58	(5.88)	3.05	7.43
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—
Net realized gain	—	(0.46)	(1.49)	(0.24)
Total distributions	—	(0.46)	(1.49)	(0.24)
Redemption fees added to paid-in capital	0.00 [1]	0.00 [1]	—	—
Net asset value, end of period	$14.99	$12.41	$18.75	$17.19
Total Return	20.79%	(31.45)%	18.32%	74.23%[2]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$14,575	$12,933	$23,174	$14,845
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.32%	1.54%	1.31%	2.58%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	0.90%	0.95%[6]	0.95%[6]	0.95%[3,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	(0.49)%	(0.48)%[6]	(0.70)%[6]	(0.73)%[3,6]
Portfolio turnover	148%	188%	191%	96%[2]

*	Fund commenced operations on May 1, 2020.
[1]	Amount represents less than $0.01 per share.
[2]	Not annualized.
[3]	Annualized.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020 through July 31, 2020. Effective September 7, 2023, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.80% of average daily net assets until April 30, 2025. Prior to September 7, 2023, the annual expense limitation was 0.95%.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.01%, 0.04% and 0.01% for the years 2020, 2021, 2022 and 2023.
[6]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020 through July 31, 2020.

Notes to Financial Statements are an integral part of this Schedule.

72

Driehaus Event Driven Fund

Financial Highlights

	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Net asset value, beginning of period	$11.79	$13.29	$13.93	$11.55	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.42	0.16	0.04	0.12	0.26
Net realized and unrealized gain (loss) on investments	0.70	(1.49)	0.93	2.74	1.69
Total income (loss) from investment operations	1.12	(1.33)	0.97	2.86	1.95
LESS DISTRIBUTIONS:
Net investment income	(0.55)	(0.02)	(0.15)	(0.17)	(0.39)
Net realized gain	—	(0.15)	(1.46)	(0.31)	—
Total distributions	(0.55)	(0.17)	(1.61)	(0.48)	(0.39)
Net asset value, end of period	$12.36	$11.79	$13.29	$13.93	$11.55
Total Return	9.56%	(9.98)%	7.21%	24.84%	19.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$216,706	$204,289	$203,635	$142,064	$69,455
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.56%	1.69%	1.49%	1.59%	1.93%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.55%	1.66%	1.42%	1.57%	1.90%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	3.52%	1.43%	0.10%	0.67%	2.63%
Portfolio turnover	105%	81%	109%	136%	111%

[1]	The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.30%, 0.13%, 0.10%, 0.30% and 0.21% for the years 2019, 2020, 2021, 2022 and 2023.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.03%, 0.02%, 0.07%, 0.03% and 0.01% for the years 2019, 2020, 2021, 2022 and 2023.

Notes to Financial Statements are an integral part of this Schedule.

73

Driehaus Mutual Funds

Notes to Financial Statements

A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as further amended to date, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The eight series (each a “Fund”, and collectively, the “Funds”) included in this report are as follows:

Fund	Commencement of Operations
Emerging Markets Growth Fund	12/31/97
Emerging Markets Small Cap Growth Fund	08/22/11
Global Fund	04/10/17
International Small Cap Growth Fund	09/17/07
Micro Cap Growth Fund	11/18/13
Small Cap Growth Fund	08/21/17
Small/Mid Cap Growth Fund	05/01/20
Event Driven Fund	08/26/13

The Emerging Markets Growth Fund and Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the investment advisory fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.

The Emerging Markets Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of emerging markets companies.

The Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization emerging markets companies.

The Global Fund (formerly, Emerging Markets Opportunities Fund) seeks to maximize capital appreciation by investing primarily in common stocks and sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”).

The International Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of smaller capitalization non-U.S. companies.

The Micro Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of micro capitalization U.S. companies.

The Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization U.S. companies.

The Small/Mid Cap Growth Fund seeks to maximize capital appreciation by investing in primarily in equity securities of small/medium capitalization U.S. companies.

The Event Driven Fund seeks to provide positive returns over full-market cycles by investing primarily in a broad range of asset classes and securities, including derivatives.

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates. The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

74

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options (including warrants), are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. North and South American exchange-traded securities for which no sale was reported are valued at the most recent closing bid price from the exchange the security is primarily traded on and are generally classified as level 1. All other exchange-traded securities for which no sale was reported are valued at the mean between closing bid and ask prices from the exchange the security is primarily traded on and are also generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. The fair value analysis includes an analysis of the value of any unfunded commitments.

Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third-party broker-dealer or counterparty.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth, Global Fund, and International Small Cap Growth Fund, if quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market assets may be valued at fair value as determined in good faith by the investment adviser of the Funds. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. These funds also use an independent pricing service to provide fair value estimates for relevant foreign equity securities. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. To the extent utilized, securities would be classified as level 2 in the hierarchy described below.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the “valuation designee” appointed by the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. In addition, level 3 investments in certain early stage companies may be valued based upon initial transaction prices with management conducting ongoing assessments to determine whether new information is available to support a fair value adjustment. The information management may consider in its ongoing assessments may include, but are not limited to, actual or upcoming financing or third-party sale transactions, current or forecasted performance, or regulatory approval status updates. It is possible that estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

75

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 – quoted prices for active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Emerging Markets Growth Fund’s investments as of December 31, 2023:

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$23,107,736	$—	$23,107,736	$—
Europe
Austria	29,225,687	—	29,225,687	—
Greece	34,351,610	—	34,351,610	—
Ireland	13,947,301	13,947,301	—	—
Poland	24,977,521	—	24,977,521	—
Russia	—	—	—	—	*
Spain	26,037,164	—	26,037,164	—
Turkey	20,188,193	—	20,188,193	—
United Kingdom	34,539,933	—	34,539,933	—
Far East
China	379,259,000	90,189,741	289,069,259	—
India	454,200,629	53,443,320	400,757,309	—
Indonesia	53,541,555	—	53,541,555	—
Japan	13,362,303	—	13,362,303	—
Macau	15,738,879	—	15,738,879	—
Philippines	22,214,073	—	22,214,073	—
South Korea	271,767,206	—	271,767,206	—
Taiwan	369,989,863	157,735,240	212,254,623	—
Thailand	11,365,926	—	11,365,926	—
Middle East
Qatar	7,499,120	—	7,499,120	—
Saudi Arabia	57,552,296	7,187,407	50,364,889	—
United Arab Emirates	57,342,795	27,389,634	29,953,161	—
North America
Canada	27,161,118	27,161,118	—	—
Mexico	183,130,531	183,130,531	—	—
United States	123,193,148	111,676,882	11,516,266	—
South America
Argentina	6,671,334	6,671,334	—	—
Brazil	228,742,670	60,670,643	168,072,027	—

76

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stocks
South America	$7,503,171	$7,503,171	$—	$—
Short Term Investments	80,637,430	80,637,430	—	—
Total	$2,577,248,192	$827,343,752	$1,749,904,440	$—

*	Level 3 security has zero value.

The following is a summary of the inputs used to value the Emerging Markets Small Cap Growth Fund’s investments as of December 31, 2023:

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$478,100	$—	$478,100	$—
Europe
Greece	512,731	—	512,731	—
Norway	833,830	833,830	—	—
Poland	844,303	—	844,303	—
Far East
Australia	1,259,170	—	1,259,170	—
China	5,891,750	—	5,891,750	—
India	35,784,401	2,629,645	33,154,756	—
Kazakhstan	2,039,272	2,039,272	—	—
South Korea	5,518,869	—	5,518,869	—
Taiwan	14,689,584	—	14,689,584	—
Thailand	740,072	—	740,072	—
Vietnam	3,217,526	—	3,217,526	—
Middle East
Qatar	901,316	—	901,316	—
Saudi Arabia	1,906,106	1,359,255	546,851	—
United Arab Emirates	2,794,582	2,794,582	—	—
North America	11,147,626	11,147,626	—	—
South America	12,597,404	—	12,597,404	—
Preferred Stocks
South America	2,231,160	—	2,231,160	—
Short Term Investments	3,910,328	3,910,328	—	—
Total	$107,298,130	$24,714,538	$82,583,592	$—

The following is a summary of the inputs used to value the Global Fund’s investments as of December 31, 2023:

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
France	$1,440,954	$—	$1,440,954	$—

77

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Germany	$399,707	$—	$399,707	$—
Ireland	350,746	350,746	—	—
Italy	552,599	—	552,599	—
Jersey, C.I.	439,620	439,620	—	—
Netherlands	1,312,668	—	1,312,668	—
Spain	1,625,101	—	1,625,101	—
United Kingdom	3,365,597	305,634	3,059,963	—
Far East
China	609,854	—	609,854	—
India	545,823	322,269	223,554	—
Indonesia	282,171	—	282,171	—
Japan	2,494,583	—	2,494,583	—
Philippines	367,523	—	367,523	—
South Korea	1,047,420	—	1,047,420	—
Taiwan	781,185	—	781,185	—
North America
Canada	1,985,020	1,985,020	—	—
Mexico	1,046,092	1,046,092	—	—
United States	30,456,128	29,886,834	569,294	—
South America	551,348	551,348	—	—
Short Term Investments	2,838,798	2,838,798	—	—
Total	$52,492,937	$37,726,361	$14,766,576	$—

The following is a summary of the inputs used to value the International Small Cap Growth Fund’s investments as of December 31, 2023:

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
Austria	$3,551,999	$3,551,999	$—	$—
Belgium	3,145,523	—	3,145,523	—
Finland	2,510,797	—	2,510,797	—
France	4,228,580	—	4,228,580	—
Germany	19,160,919	—	19,160,919	—
Ireland	6,289,870	—	6,289,870	—
Italy	9,790,652	—	9,790,652	—
Jersey, C.I.	1,947,350	—	1,947,350	—
Netherlands	9,020,019	—	9,020,019	—
Norway	6,886,605	2,992,068	3,894,537	—
Spain	7,698,529	—	7,698,529	—
Sweden	3,153,114	—	3,153,114	—
Switzerland	9,348,627	—	9,348,627	—
United Kingdom	17,601,901	1,193,207	16,408,694	—
Far East

78

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Australia	$4,886,077	$—	$4,886,077	$—
China	801,642	—	801,642	—
India	8,740,907	—	8,740,907	—
Indonesia	3,024,114	1,585,049	1,439,065	—
Japan	46,058,080	—	46,058,080	—
Singapore	960,347	—	960,347	—
South Korea	3,251,761	—	3,251,761	—
Taiwan	4,899,092	—	4,899,092	—
Thailand	1,389,178	—	1,389,178	—
Middle East	2,999,418	2,999,418	—	—
North America
Canada	17,094,596	17,094,596	—	—
Mexico	3,765,033	3,765,033	—	—
United States	2,116,121	—	2,116,121	—
South America
Brazil	4,030,102	2,378,629	1,651,473	—
Preferred Stocks
Europe	2,452,465	—	2,452,465	—
Short Term Investments	5,332,031	5,332,031	—	—
Total	$216,135,449	$40,892,030	$175,243,419	$—

The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of December 31, 2023:

Assets*	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$221,227,397	$221,227,397	$—	$—
Short Term Investments	331,796	331,796	—	—
Total	$221,559,193	$221,559,193	$—	$—

*	See Schedule of Investments for industry breakout.

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of December 31, 2023:

Assets*	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$551,416,496	$551,416,496	$—	$—
Short Term Investments	7,728,396	7,728,396	—	—
Total	$559,144,892	$559,144,892	$—	$—

*	See Schedule of Investments for industry breakout.

79

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a summary of the inputs used to value the Small/Mid Cap Growth Fund’s investments as of December 31, 2023:

Assets*	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$14,368,844	$14,368,844	$—	$—
Short Term Investments	440,421	440,421	—	—
Total	$14,809,265	$14,809,265	$—	$—

*	See Schedule of Investments for industry breakout.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2023:

Assets*	Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Apparel & Textile Products	$3,122,567	$3,122,567	$—	$—
Asset Management	9,795,807	7,665,246	2,130,561	—
Banking	14,708,489	14,708,489	—	—
Biotechnology & Pharmaceuticals	23,207,299	23,207,299	—	—
Commercial Support Services	2,905,161	2,905,161	—	—
Industrial Intermediate Products	4,401,993	4,401,993	—	—
Industrial Support Services	9,858,915	9,858,915	—	—
Leisure Facilities & Services	12,299,180	12,299,180	—	—
Retail - Consumer Staples	3,504,211	3,504,211	—	—
Corporate Bonds	72,440,804	—	72,440,804	—
Master Limited Partnerships	1,012,979	1,012,979	—	—
Preferred Stocks	5,441,014	5,441,014	—	—
Purchased Call Options	8,275	8,275	—	—
Purchased Put Options	653,250	653,250	—	—
Short Term Investments	41,611,057	41,611,057	—	—
Sovereign Bond	6,205,710	—	6,205,710	—
Warrants	189,945	166,635	23,310	—
Total	$211,366,656	$130,566,271	$80,800,385	$—

Liabilities

Exchange-Traded Funds Sold Short	$(17,139,042)	$(17,139,042)	$—	$—
Written Call Options	(8,275)	(8,275)	—	—
Total	$(17,147,317)	$(17,147,317)	$—	$—

Other Financial Instruments
Total Return Swaps - Assets**	$76,829	$—	$76,829	$—
Total Return Swaps - Liabilities**	(149,464)	—	(149,464)	—
Total Other Financial Instruments	$(72,635)	$—	$(72,635)	$—

*	See Schedule of Investments for industry breakout.
**	Swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

80

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

As of December 31, 2023, none of the Funds held Level 3 investments, other than as disclosed for Emerging Markets Growth Fund.

Securities Sold Short

The Event Driven Fund is engaged in selling securities short, which obligates it to replace a borrowed security by purchasing it at market price at the time of replacement. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Deposits at broker for securities sold short” in the Statement of Assets and Liabilities. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund in the Statement of Operations.

The Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. The Fund may also earn rebates as an element of the custodian arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statements of Operations.

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2023, 2022, 2021, and 2020 remain open to Federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest. Any deferred foreign capital gains tax is accrued based upon net unrealized gains, and is payable upon sale of such investment.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

81

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

For the year ended December 31, 2023, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to net operating losses and non-deductible expenses. Results of operations and net assets were not affected by these reclassifications.

	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund
Paid-in capital	$(88,891)	$—	$(992)	$—
Total distributable earnings (deficit)	88,891	—	992	—

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Paid-in capital	$(173,961)	$—	$(53,221)	$—
Total distributable earnings (deficit)	173,961	—	53,221	—

Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryovers retain the character of the original loss. The following table shows the amounts of capital loss carryovers, if any, by each of the applicable Funds as of December 31, 2023:

	Not Subject to Expiration
Fund	Short-Term	Long-Term
Emerging Markets Growth Fund	$299,336,755	$24,694,819
Emerging Markets Small Cap Growth Fund	33,727,013	—
Global Fund	1,041,006	—
International Small Cap Growth Fund	38,661,035	1,792,333
Micro Cap Growth Fund	19,120,137	—
Small Cap Growth Fund	124,876,213	—
Small/Mid Cap Growth Fund	3,504,013	—
Event Driven Fund	4,479,596	2,159,344

During the year ended December 31, 2023, the Global Fund, International Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund utilized $2,361,650, $1,232,944, $262,585 and $9,968,476, respectively, of capital loss carryforwards.

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Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2023, no qualified late-year losses were deferred and recognized on January 1, 2024.

Distributions to Shareholders

The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, were as follows:

Fund	Year	Ordinary Income		Long-Term Capital Gain	Return of Capital	Total Distributions
Emerging Markets Growth Fund	2023	$50,000,030		$—	$—	$50,000,030
	2022	12,237,699		2,015,660	—	14,253,359
Emerging Markets Small Cap Growth Fund	2023	1,149,999		—	—	1,149,999
	2022	—		—	—	—
Global Fund	2023	760,000		—	—	760,000
	2022	960,775		—	—	960,775
International Small Cap Growth Fund	2023	2,500,006		—	—	2,500,006
	2022	5,367,703		6,899,210	—	12,266,913
Micro Cap Growth Fund	2023	—		—	1,999,999	1,999,999
	2022	—		13,811,619	—	13,811,619
Small Cap Growth Fund	2023	2,744,143		—	255,848	2,999,991
	2022	—		9,211,798	—	9,211,798
Small/Mid Cap Growth Fund	2023	—		—	—	—
	2022	—		461,634	—	461,634
Event Driven Fund	2023	9,649,997		—	—	9,649,997
	2022	417,644	*	2,582,366	—	3,000,010

*	The amount does not include tax equalization utilized of $21,251 in ordinary income in which the Fund designated as being distributed to shareholders on their redemption of shares.

As of December 31, 2023, the components of net assets on a tax basis were as follows:

	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund
Undistributed ordinary income	$6,823,955	$349,938	$6,580	$1,103,252
Undistributed long-term capital gain	—	—	—	—
Accumulated earnings	6,823,955	349,938	6,580	1,103,252
Paid-in capital	2,447,298,022	124,311,388	44,842,007	231,972,308
Accumulated capital and other losses	(324,031,574)	(33,727,013)	(1,041,006)	(40,453,368)
Unrealized appreciation (depreciation) on investments, securities sold short,
warrants and swaps	449,414,467	16,879,676	8,684,388	28,417,978
Net assets	$2,579,504,870	$107,813,989	$52,491,969	$221,040,170

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	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Undistributed ordinary income	$—	$—	$—	$130,106
Undistributed long-term capital gain	—	—	—	—
Accumulated earnings	—	—	—	130,106
Paid-in capital	190,158,911	558,233,353	14,877,452	220,163,520
Accumulated capital and other losses	(19,120,137)	(124,876,213)	(3,504,013)	(6,638,940)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	51,389,625	128,232,471	3,201,611	3,051,011
Net assets	$222,428,399	$561,589,611	$14,575,050	$216,705,697

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2023, were as follows:

Fund	Tax Cost Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Emerging Markets Growth Fund	$2,116,996,061	$503,202,193	$(42,950,060)	$460,252,133
Emerging Markets Small Cap Growth Fund	89,664,703	18,886,660	(1,253,233)	17,633,427
Global Fund	43,808,309	8,878,102	(193,474)	8,684,628
International Small Cap Growth Fund	187,523,325	33,679,723	(5,067,603)	28,612,120
Micro Cap Growth Fund	170,169,568	54,350,704	(2,961,079)	51,389,625
Small Cap Growth Fund	430,912,421	131,098,662	(2,866,191)	128,232,471
Small/Mid Cap Growth Fund	11,607,655	3,285,129	(83,518)	3,201,611
Event Driven Fund	191,095,693	3,560,088	(509,077)	3,051,011

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.

Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2023, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as receivable for investment securities sold or payable for investment securities purchased in the Statements of Assets and Liabilities.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

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Notes to Financial Statements — (Continued)

Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Securities Transactions, Income and Commitments

The Trust records security transactions on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are recognized as investment income at the fair value of the property received.

Pursuant to the terms of certain of the senior unsecured loan agreements, certain Funds may have unfunded loan commitments, which are callable on demand. Each such Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2023, the Funds had no unfunded senior loan commitments.

Certain Funds may invest in early-stage companies that may require additional contributions or funding if certain performance milestones are met. Management continuously assesses whether these companies will achieve these performance milestones and considers the impact of these commitments as they become due. Additionally, in connection with certain investments a Fund may provide commitments for future investments. At December 31, 2023, the Funds had no such outstanding commitments.

B. INVESTMENTS IN DERIVATIVES

Certain Funds use derivative instruments such as swaps, futures, options, swaptions, and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2023, through April 29, 2023, the Global Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows. During the period January 1, 2023, through December 31, 2023, the Micro Cap Growth Fund primarily utilized: 1) warrants to both hedge exposure and provide exposure to certain market segments or specific securities. During the period January 1, 2023, through December 31, 2023, the Event Driven Fund primarily utilized: 1) total return swaps to gain exposure to certain sectors and manage volatility; and 2) options, including warrants, to both hedge exposure and provide exposure to certain market segments or specific securities. Detail regarding each derivative type is included below.

Swap Contracts

The Global Fund (through April 29, 2023) engaged in and Event Driven Fund continues to engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index, and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a variation margin account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

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Notes to Financial Statements — (Continued)

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market or security linked return for a periodic payment, based on a notional principal amount, in order to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index, or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. A Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty.

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Notes to Financial Statements — (Continued)

Options Contracts

The Funds may use options contracts, which include warrants, to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities, or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedules of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid.

Forward Foreign Currency Contracts

Certain Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably.

Equity Certificates

Certain Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

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Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instrument by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value.

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2023:

	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Purchased options, at fair value	$661,525
Equity contracts	Warrant securities, at fair value	189,945
Equity contracts	Unrealized appreciation on open OTC swap contracts	76,829
Total		$928,299

	Liabilities derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value

Equity contracts	Unrealized depreciation on open OTC swap contracts	$149,464
Equity contracts	Written options, at fair value	8,275
Total		$157,739

The following table sets forth the Global Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2023 through May 4, 2023:

Amount of net realized gain (loss) on derivatives

	Risk exposure category
Derivative	Interest rate contracts	Total
Swap contracts	$9,924	$9,924
Total	$9,924	$9,924

The following sets forth the Micro Cap Growth Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2023 through December 31, 2023:

Amount of net realized gain (loss) on derivatives

	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$4,366	$4,366
Total	$4,366	$4,366

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Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2023 through December 31, 2023:

Amount of net realized gain (loss) on derivatives

	Risk exposure category
Derivative	Equity contracts	Total
Purchased options contracts	$(82,140)	$(82,140)
Swap contracts	(901,872)	(901,872)
Total	$(984,012)	$(984,012)

The following table sets forth the Micro Cap Growth Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2023 through December 31, 2023:

Change in net unrealized appreciation (depreciation) on derivatives

	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$(7,641)	$(7,641)
Total	$(7,641)	$(7,641)

The gross notional amount and/or the number of contracts for the Micro Cap Growth Fund as of December 31, 2023, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2023 through December 31, 2023, is set forth in the table below:

Quarterly Derivative Averages

Derivative	Quarterly Average	$ Amount/ Number
Warrants	number of contracts	12,595

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2023 through December 31, 2023:

Change in net unrealized appreciation (depreciation) on derivatives

	Risk exposure category
Derivative	Equity contracts	Total
Written options contracts	$118,282	$118,282
Purchased options contracts	(206,624)	(206,624)
Swap contracts	(193,352)	(193,352)
Warrants	57,546	57,546
Total	$(224,148)	$(224,148)

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Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2023, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2023 through December 31, 2023, is set forth in the table below:

Quarterly Derivative Averages

Derivative	Quarterly Average	$ Amount/ Number
Written options contracts	number of contracts	(662)
Purchased options contracts	number of contracts	792
Swap contracts	gross notional amount	$16,341,768
Warrants	number of contracts	1,011,704

Disclosures about Offsetting Assets and Liabilities

The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of “Investment securities at fair value” or “Deposits at broker for securities sold short”.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, swap contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.

The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2023:

Description	Gross Amounts Recognized in Statements of Assets	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Unrealized appreciation on open OTC swap contracts	$76,829	$(76,829)	$—	$—

The following table presents the Event Driven Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2023:

Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Unrealized depreciation on open OTC swap contracts	$(149,464)	$76,829	$—	$(72,635)

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C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, serves as the investment adviser and valuation designee to the Funds. As of December 31, 2023, the Driehaus Trust Company (“DTC”) has authority over a controlling interest in the Adviser that is owned by Driehaus Capital Holdings LLLP. As of December 31, 2023, DTC and other affiliates together had authority over a controlling interest in the Global Fund and Small/Mid Cap Growth Fund and substantial, non-controlling interests in certain other Funds.

In return for its services to the Funds, the Adviser receives monthly fees. Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion, 0.75% over $1.5 billion and up to $2.5 billion, and effective September 7, 2023, 0.50% in excess of $2.5 billion of average daily net assets. Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.10% of average daily net assets. From January 1, 2023 to April 29, 2023, the Global Fund paid the Adviser a management fee computed and accrued daily at the annual rate of 0.90% of average daily net assets. Effective April 30, 2023, the Global Fund pays the Adviser a management fee computed and accrued daily at the annual rate of 0.65% of average daily net assets. International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of average daily net assets. Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of average daily net assets. Small Cap Growth Fund and Small/Mid Cap Growth pay the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of average daily net assets. Event Driven Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.00% of average daily net assets.

DCM entered into a contractual agreement to cap Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until April 30, 2024. Prior to December 31, 2020, the cap was 1.45%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2023 through December 31, 2023, DCM waived fees for Emerging Markets Small Cap Growth Fund totaling $125,610 under this agreement.

DCM entered into a contractual agreement to cap the Global Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.75% of average daily net assets until April 30, 2024. Prior to April 30, 2023, the cap was 0.99%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2023 through December 31, 2023, DCM waived fees for Global Fund totaling $145,127 under this agreement.

DCM entered into a contractual agreement to cap Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until April 30, 2023. DCM was entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remained below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2023 through December 31, 2023, DCM did not reimburse or recoup any fees for the Investor or Institutional Class shares of the Small Cap Growth Fund under this agreement, as there were no such fees or expenses outstanding on April 30, 2023.

DCM entered into a contractual agreement to cap Small/Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until April 30, 2025. Prior to September 6, 2023, the cap was 0.95%.

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Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

For a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, DCM is entitled to recoupment of previously waived fees and reimbursed expenses to the extent that the expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2023 through December 31, 2023, DCM waived fees for Small/Mid Cap Growth Fund totaling $53,555 under this agreement.

The table below indicates the amount of fees available for recoupment by DCM in future periods:

Period ended December 31	Emerging Markets Small Cap Growth Fund	Global Fund	Small/Mid Cap Growth Fund
2024	$126,032	$191,639	$75,963
2025	207,973	174,550	87,616
2026	125,610	145,128	53,555
Total	$459,615	$511,317	$217,134

The Emerging Markets Growth Fund incurred $22,388,195 for investment advisory fees during the year ended December 31, 2023, of which $1,982,541 was payable to DCM at December 31, 2023. The Emerging Markets Small Cap Growth Fund incurred $1,176,726 for investment advisory fees during the year ended December 31, 2023, of which $89,066 was payable to DCM at December 31, 2023. The Global Fund incurred $363,910 for investment advisory fees during the year ended December 31, 2023, of which $19,605 was payable to DCM at December 31, 2023. The International Small Cap Growth Fund incurred $2,078,260 for investment advisory fees during the year ended December 31, 2023, of which $178,685 was payable to DCM at December 31, 2023. The Micro Cap Growth Fund incurred $2,385,414 for investment advisory fees during the year ended December 31, 2023, of which $234,338 was payable to DCM at December 31, 2023. The Small Cap Growth Fund incurred $2,963,179 for investment advisory fees during the year ended December 31, 2023, of which $274,022 was payable to DCM at December 31, 2023. The Small/Mid Cap Growth Fund incurred $80,345 for investment advisory fees during the year ended December 31, 2023, of which $3,763 was payable to DCM at December 31, 2023. The Event Driven Fund incurred $2,100,570 for investment advisory fees during the year ended December 31, 2023, of which $186,117 was payable to DCM at December 31, 2023.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2023, these arrangements reduced the expenses of Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Global Fund, International Small Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund by $241,124 (0.9%), $4,436 (0.3%), $4,301 (0.8%), $14,386 (0.6%), $95,514 (3.6%), $155,396 (4.1%), $1,823 (1.0%) and $22,965 (0.7%), respectively.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2023, the Funds did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

The Adviser is a party to a Fee Reimbursement Agreement (“Agreement”) with the Emerging Markets Growth Fund, the Small Cap Growth Fund, and the Event Driven Fund. Under the Agreement, the Funds reimburse the Adviser for certain fees paid to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. The amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to the Adviser during the period January 1, 2023, through December 31, 2023, are as follows:

92

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Emerging Markets Growth Fund	$1,283,801	$193,532
Small Cap Growth Fund	172,145	32,857
Event Driven Fund	398,496	68,225

Certain officers of the Trust are also officers of DCM. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2023, through December 31, 2023. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

The Northern Trust Company (“Northern”) serves as fund accounting and administration services provider and transfer agent for the Funds. Under the terms of the Fund Administration and Accounting Services Agreement, Northern is entitled to receive fees, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0175% and 0.045% of average daily net assets. For its services as Transfer Agent, Northern receives a fee, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.002% and 0.0175% of average daily net assets of each Fund.

D. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding derivatives, short term securities and U.S. government obligations) for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Emerging Markets Growth Fund	3,161,558,141	2,839,192,475
Emerging Markets Small Cap Growth Fund	163,031,229	166,927,044
Global Fund	84,353,255	85,508,117
International Small Cap Growth Fund	161,929,186	186,655,748
Micro Cap Growth Fund	264,535,654	241,998,917
Small Cap Growth Fund	764,972,814	751,660,456
Small/Mid Cap Growth Fund	19,568,879	20,540,350
Event Driven Fund	193,392,455	209,458,978

The Funds had no purchases and sales of U.S. government obligations for the year January 1, 2023, through December 31, 2023.

93

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

E. CAPITAL SHARE TRANSACTIONS

For the years ended December 31, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:

	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund		Global Fund
	2023	2022	2023	2022	2023	2022
Fund
Shares issued	—	—	941,612	1,798,191	314,720	358,360
Shares reinvested	—	—	52,314	—	12,037	38,688
Shares redeemed	—	—	(1,205,698)	(1,186,044)	(508,899)	(329,939)
Net increase (decrease)	—	—	(211,772)	612,147	(182,142)	67,109

Investor Class
Shares issued	2,569,796	3,247,646	—	—	—	—
Shares reinvested	291,482	127,497	—	—	—	—
Shares redeemed	(4,415,301)	(5,810,486)	—	—	—	—
Net increase (decrease)	(1,554,023)	(2,435,343)	—	—	—	—

Institutional Class
Shares issued	17,992,754	18,312,464	—	—	—	—
Shares reinvested	1,012,414	271,749	—	—	—	—
Shares redeemed	(7,845,573)	(7,874,410)	—	—	—	—
Net increase (decrease)	11,159,595	10,709,803	—	—	—	—
Total net increase (decrease)	9,605,572	8,274,460	—	—	—	—

	International Small Cap Growth Fund		Micro Cap Growth Fund		Small Cap Growth Fund
	2023	2022	2023	2022	2023	2022
Fund
Shares issued	3,998,996	3,305,607	6,290,637	486,092	—	—
Shares reinvested	283,147	1,367,213	145,068	1,068,748	—	—
Shares redeemed	(6,435,111)	(7,252,338)	(3,933,992)	(4,917,525)	—	—
Net increase (decrease)	(2,152,968)	(2,579,518)	2,501,713	(3,362,685)	—	—

Investor Class
Shares issued	—	—	—	—	2,098,855	1,890,262
Shares reinvested	—	—	—	—	19,822	87,718
Shares redeemed	—	—	—	—	(1,458,618)	(1,656,490)
Net increase (decrease)	—	—	—	—	660,059	321,490

Institutional Class
Shares issued	—	—	—	—	8,496,069	12,619,228
Shares reinvested	—	—	—	—	137,612	436,732
Shares redeemed	—	—	—	—	(7,962,420)	(9,590,296)
Net increase (decrease)	—	—	—	—	671,261	3,465,664
Total net increase (decrease)	—	—	—	—	1,331,320	3,787,154

94

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Small/Mid Cap Growth Fund		Event Driven Fund
	2023	2022	2023	2022
Fund
Shares issued	73,361	276,302	5,623,843	10,275,917
Shares reinvested	—	33,544	775,391	241,947
Shares redeemed	(143,132)	(503,594)	(6,193,625)	(8,515,544)
Net increase (decrease)	(69,771)	(193,748)	205,609	2,002,320

Investor Class
Shares issued	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—

Institutional Class
Shares issued	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Total net increase (decrease)	—	—	—	—

F. RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933, as amended, or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2023, the Funds held restricted securities as denoted on the Schedules of Investments.

G. LINE OF CREDIT

The Funds obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5% or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst the Funds based on average net assets. The Credit Agreement will expire on March 20, 2024 unless extended or renewed. The Funds did not borrow under the line of credit during the period January 1, 2023 through December 31, 2023 and thus had no outstanding balances as of that date.

H. FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

I. REDEMPTION FEES

The Driehaus Micro Cap Growth Fund will charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The Board of Trustees of the Funds eliminated the 2.00% redemption fee previously applicable to shareholders of: (i) the Driehaus Emerging Markets Growth Fund, effective February 1, 2023; and (ii) the Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund, effective October 6, 2023, who sold their shares within 60 days of purchase. Assessed redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

95

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

J. SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

96

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Driehaus Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Driehaus Mutual Funds (the “Trust”) (comprising Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund (formerly, Driehaus Emerging Markets Opportunities Fund), Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Driehaus Mutual Funds at December 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Driehaus Mutual Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
Driehaus Emerging Markets Small Cap Growth Fund
Driehaus Global Fund (formerly, Driehaus Emerging Markets Opportunities Fund)
Driehaus International Small Cap Growth Fund
Driehaus Micro Cap Growth Fund
Driehaus Small Cap Growth Fund
Driehaus Event Driven Fund
Driehaus Small/Mid Cap Growth Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and the period from May 1, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

97

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and counterparties; when replies were not received from brokers, we performed other audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Driehaus investment companies since 2002.

Chicago, Illinois

February 27, 2024

98

Interested and Independent Trustees of the Trust (unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2023:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:**
Stephen T. Weber Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1970	Trustee and President	Since Dec. 2020 Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President of the Advisor since February 2020; Head of Distribution of the Adviser from February 2020 through October 2021; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.	None.
Independent Trustees:
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee Chair Vice Chair	Since 2012 Since June 2021 2020 to June 2021	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Portfolio Manager.	None.

*	Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.
**	Mr. Weber became President of the Advisor on February 24, 2020 and a Trustee of the Trust on December 3, 2020. Mr. Weber is an “interested person” of the Trust and the Adviser, as defined in the 1940 Act, because he is an officer of the Adviser.

As of December 31, 2023, the number of portfolios in the complex overseen by all Trustees is eight.

99

Officers of the Trust (unaudited)

The following table sets forth certain information with respect to the officers of the Trust as of December 31, 2023:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen T. Weber 25 East Erie Street Chicago, IL 60611 YOB: 1970	President	Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President of the Adviser since February 2020; Head of Distribution of the Adviser from February 2020 through October 2021; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.
Robert M. Kurinsky 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since 2019	Chief Operating Officer of the Adviser since February 2020, Chief Financial Officer and Treasurer of the Adviser since January 2019; Treasurer and Chief Financial Officer of Driehaus Securities LLC from January 2019 through December 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser since 2012; General Counsel and Secretary of Driehaus Securities LLC through December 2019.
Anne S. Kochevar 25 East Erie Street Chicago, IL 60611 YOB: 1963	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2019	Chief Compliance Officer of the Adviser since July 2019; Anti-Money Laundering Compliance Officer of Driehaus Securities LLC from July 2019 to December 2019; Chief Compliance Officer of Confluence Investment Management from January 2018 to June 2019; and Chief Compliance Officer of Henderson Global Investors U.S. from November 2014 to January 2018.
Tanya S. Tancheff 333 South Wabash Avenue Chicago, IL 60604 YOB: 1973	Secretary	Since December 2022	The Northern Trust Company, Second Vice President since October 2022; ALPS Holdings, Inc., Senior Paralegal 2017 to September 2022.
Malinda M. Sanborn 25 East Erie Street Chicago, IL 60611 YOB: 1965	Assistant Treasurer	Since August 2020	Director of Fund Administration of the Advisor since August 2014.
Christina E. Algozine 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since 2019	Assistant Secretary of the Adviser since January 2019; Assistant Secretary of Driehaus Securities LLC from January 2019 to December 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

100

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2023.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Growth Fund — Investor Class

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$ 1,000.00	$ 1,046.00	$ 6.65
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.70	$ 6.56

Emerging Markets Growth Fund — Institutional Class

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$ 1,000.00	$ 1,046.90	$ 5.52
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,019.81	$ 5.45
101

Fund Expense Examples (unaudited) — (Continued)

Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,031.80	$6.35
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.95	$6.31

Global Fund

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,065.70	$3.91
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,021.42	$3.82

International Small Cap Growth Fund

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,065.60	$6.09
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.31	$5.96

Micro Cap Growth Fund

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,001.80	$7.06
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.15	$7.12

Small Cap Growth Fund — Investor Class

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,046.00	$4.95
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.37	$4.89

102

Fund Expense Examples (unaudited) — (Continued)

Small Cap Growth Fund — Institutional Class

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,046.70	$3.77
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,021.53	$3.72

Small/Mid Cap Growth Fund

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,045.40	$4.43
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.87	$4.38

Event Driven Fund

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Six Months Ended December 31, 2023*
Actual	$1,000.00	$1,064.90	$8.02
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.44	$7.83

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period. These amounts exclude the reduction in expenses for fees paid indirectly and may differ from the Fund’s annualized ratio shown in the Financial Highlights.

Emerging Markets Growth Fund – Investor Class	1.29%
Emerging Markets Growth Fund – Institutional Class	1.07%
Emerging Markets Small Cap Growth Fund	1.24%
Global Fund	0.75%
International Small Cap Growth Fund	1.17%
Micro Cap Growth Fund	1.40%
Small Cap Growth Fund – Investor Class	0.96%
Small Cap Growth Fund – Institutional Class	0.73%
Small/Mid Cap Growth Fund	0.86%
Event Driven Fund	1.54%

103

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2023

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund
$—	$—	$—	$—

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund

$—	$—	$—	$—

For taxable non-corporate shareholders, the following percentages of income represent qualified dividend income subject to the 15% rate category:

Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund
86.40%	41.07%	70.72%	100.00%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund

—%	43.88%	—%	14.15%

For taxable non-corporate shareholders, the following percentages of short-term capital gains represent qualified dividend income subject to the 15% rate category:

Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund
—%	—%	—%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund

—%	—%	—%	—%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund
1.57%	—%	24.34%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund

—%	45.19%	—%	14.15%

104

Shareholder Information (unaudited) — (Continued)

DISTRIBUTION INFORMATION

For purposes of Section 19 of the 1940 Act, the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund did not issue a Section 19(a) notice because at the time the Funds did not believe that such a notice was necessary. Pursuant to Rule 19a-1(e) under the 1940 Act, the information in the table below includes the sources of the Driehaus Micro Cap Growth Fund’s and Driehaus Small Cap Growth Fund’s distributions paid during the year ended December 31, 2023.

Please note that the information in the table below is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Funds during the year for U.S. federal income tax purposes.

The Funds’ distributions during the year ended December 31, 2023, were paid from:

	Ex-Date	Ordinary Income	Return of Capital

Driehaus Micro Cap Growth Fund	12/13/2023	0.000000	0.097110
Driehaus Small Cap Growth Fund
Investor Class	12/13/2023	0.063412	0.005912
Driehaus Small Cap Growth Fund
Institutional Class	12/13/2023	0.097180	0.009060

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2019 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Funds’ Form NPORT-EX is available electronically on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

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Board Considerations in Connection with the Approval of the Investment Advisory Agreement for

Driehaus Mutual Funds (unaudited)

The Board of Trustees (the “Board”) of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund (formerly, Driehaus Emerging Markets Opportunities Fund), Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (each a “Fund” and collectively, the “Funds”) on September 6, 2023 for a one-year term ending September 30, 2024. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a meeting with their independent legal counsel on August 30, 2023 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board noted the Adviser’s role in overseeing the Funds’ other service providers, including the Adviser’s review of expenses. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities.

The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Barrington Partners (“Barrington”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”), and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted that the Adviser represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records (except for Driehaus Global Fund, which had a change in investment strategy effective April 30, 2023, and Driehaus Event Driven Fund, which pursues an investment strategy that differs from its benchmark), it was also meaningful to analyze the performance over rolling time periods. The Board reviewed rolling performance for the Funds for the 1-, 3- and 5-year periods, as applicable, over the life of each covered Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. The Board also noted that the rolling performance information for Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund included the performance of each Fund’s predecessor limited partnership. Because the predecessor limited partnerships did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of such Funds’ longer-term performance information. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board considered that, as of June 30, 2023, Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its Performance Universe for the 5- and 10-year periods, ranking in the third, second and first quartiles for the 1-, 3- and 5-year periods, respectively (the first quartile being the best performers and the fourth quartile being the worst performers). The Board noted that Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for the 5- and 10-year periods. The Board further noted that, as of June 30, 2023, Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its Performance Universe for the 5-year period (the Fund’s Institutional Shares inception date was July 17, 2017), ranking in the third, second and first quartiles for the 1-, 3- and 5-year periods, respectively, and that Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its benchmark index for each of the above periods.

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The Board considered that, as of June 30, 2023, Driehaus International Small Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the third, first and first quartiles, respectively, for the 1-, 3- and 5-year periods. The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for each of the above periods.

The Board considered that, as of June 30, 2023, Driehaus Micro Cap Growth Fund outperformed its Performance Universe for the 1-, 3- and 5-year periods, ranking in the first quartile of its Performance Universe for each of the above periods (the Fund’s inception date was November 18, 2013). In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for each of the above periods.

The Board considered that, as of June 30, 2023, Driehaus Emerging Markets Small Cap Growth Fund outperformed its Performance Universe for the 3-, 5- and 10-year periods, ranking in the third, first and first quartiles of its Performance Universe for the 1-, 3- and 5-year periods, respectively. In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index, for the 5-year period and performed the same as its benchmark index for the 10-year period.

The Board considered that, as of June 30, 2023, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) outperformed its Performance Universe for the 1-, 3- and 5-year periods, ranking in the first quartile for each period (the Fund’s inception date was August 21, 2017). The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for each of the above periods with the exception of the Investor Shares for the 1-year period.

The Board took into account that, effective April 30, 2023, the Driehaus Global Fund (formerly, Driehaus Emerging Markets Opportunities Fund) changed its investment strategy from an emerging markets opportunities long-short strategy to a global core equity strategy and that shareholders of the Fund approved the related change in the Fund’s investment objective. The Board noted that the Performance Universe provided by Barrington is no longer representative of the new investment strategy but noted that the Fund outperformed that Performance Universe for the 1-, 3- and 5-year periods ended June 30, 2023, ranking in the first quartile (the Fund’s inception date was April 10, 2017). The Board did not evaluate the Fund’s performance pursuing its new investment strategy since it was too new to judge.

The Board considered that, as of June 30, 2023, Driehaus Small/Mid Cap Growth Fund’s outperformed its Performance Universe for the 3-year period, ranking in the third and first quartiles for the 1- and 3-year periods, respectively (the Fund’s inception date was May 1, 2020). In addition, the Board noted that Driehaus Small/Mid Cap Growth Fund outperformed its benchmark index, the Russell 2500 Growth Index, for the 3-year period.

The Board considered that, as of June 30, 2023, Driehaus Event Driven Fund outperformed its Performance Universe for the 1-, 3- and 5-year periods, ranking in the first quartile of its Performance Universe for each of the above periods (the Fund’s inception date was August 26, 2013). In addition, the Board noted that Driehaus Event Driven Fund underperformed the S&P 500 Index for each of the above periods. The Board noted the Adviser’s statement that the benchmark for Driehaus Event Driven Fund is more representative for long-only funds and that the HFRX Event Driven Index is more representative of Driehaus Event Driven Fund than the benchmark index. The Board also reviewed performance for Driehaus Event Driven Fund for the 1-, 3- and 5-year and year-to-date periods ended June 30, 2023, relative to the HFRX Event Driven Index and noted that the Fund outperformed the HFRX Event Driven Index for each period. The Board considered that the Fund’s objective of a positive return over a full market cycle had been met and that the Fund’s volatility target, as measured by having a standard deviation of two-thirds or less than that of the S&P 500 Index, had been met for each of the 1-, 3- and 5-year periods.

As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported approval of the Agreement for each Fund.

Fees. The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of June 30, 2023 as compared to peer expense group information based on data compiled by Barrington using data from Morningstar (with the fourth quartile being the highest fee). The Board noted that Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Small/Mid Cap Growth Fund’s contractual management fee rates were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Small Cap Growth Fund’s, Driehaus Global Fund’s and Driehaus Event Driven Fund’s contractual management fee rates were in the second quartile of their respective peer groups and that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares), Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s contractual management fee rates were in the fourth quartile of their respective peer groups. With respect to Driehaus Emerging Markets Growth Fund, the Board considered that, effective September 7, 2023, the Fund’s contractual management fee schedule would be amended to include an additional breakpoint on assets of the Fund over $2.5 billion.

107

The Board also considered that as of June 30, 2023, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) total expense ratios were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Small Cap Growth Fund’s total expense ratio was in the second quartile of its peer group, that Driehaus Emerging Markets Growth Fund’s (Institutional Shares), Driehaus Small/Mid Cap Growth Fund’s and Driehaus Event Driven Fund’s total expense ratios were in the third quartile of their respective peer groups and that Driehaus Emerging Markets Growth Fund’s (Investor Shares), Driehaus Global Fund’s, Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s total expense ratios were in the fourth quartile of their respective peer groups. In addition, the Board considered the expense reimbursement arrangements with the Adviser for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund and Driehaus Small/Mid Cap Growth Fund, noting further expense cap reductions for the Driehaus Global Fund and Driehaus Small/Mid Cap Growth Fund, effective April 30, 2023 and September 7, 2023, respectively. In that regard, the Board noted that at the new expense caps, Driehaus Global Fund’s and Driehaus Small/MidCap Growth Fund’s expense ratios would be in the second and first quartiles of their respective peer groups, respectively.

The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable. With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management, the long-term performance of the Funds and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $656,000 in directed brokerage credits during calendar year 2022, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that Driehaus Micro Cap Growth Fund is currently closed to new investors in order to maintain assets at a level that the Adviser believes is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b‑1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund and for Driehaus Event Driven Fund) and that the Adviser provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse the Adviser under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually, the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale. In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of their investment styles, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser. The Board noted that payments to the Adviser under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

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(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Christopher J. Towle as an audit committee financial expert. Christopher J. Towle is “independent,” as defined by this Item 3. Mr. Towle is a CFA charterholder and his relevant experience includes prior audit committee experience, experience reviewing financial statements, performing company specific financial analysis and creating financial models, as well as coursework in accounting.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2023 and 2022, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $265,500 and $255,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2023 and 2022, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”) entered into with E&Y for fiscal years 2023 and 2022, E&Y provided no audit-related services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2023 and 2022, E&Y billed the registrant $110,050 and $91,850 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to foreign tax liabilities and passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2023 and 2022, E&Y provided no tax services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2023 and 2022, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2023 and 2022, E&Y provided no other services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2023 and 2022, E&Y billed the registrant $110,050 and $91,850, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2023 and 2022, E&Y billed DCM $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1) Ex99.Code of Ethics.

(a)(2)	The certifications for the Registrant’s required by to Rule 30a-2(a) of the Investment Company Act of1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Driehaus Mutual Funds

By:	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date:	March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date:	March 4, 2024

By:	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(principal financial officer)

Date:	March 4, 2024